         An act to incorporate the People's Gas Light and Coke Company.

Section 1. 'Be it enacted by the People of the State of Illinois, represented in the General Assembly, That Matthew Laflin, L. C. Paine Freer, A. G. Throop,
D. A. Gage, Jno. S. Wallace, Geo. W. Snow, H. B. Bay and R. H. Foss and their associates be and they are hereby created a body politic and corporate, with perpetual succession, by the name and style of "The People's Gas Light and Coke Company," and by that name they and their successors shall be capable in law of contracting and being contracted with, suing and being sued, defending and being defended in all courts and places and in all matters and places whatsoever, with full powers to acquire, hold, occupy and enjoy all such real and personal estate as may be necessary and proper for the construction, extension and usefulness of the works of said Company, and for the management and good government of the same; and they may have a common seal, and the same may alter, break and renew at pleasure.

Section 2. The corporation hereby created shall have full power and authority, forthwith upon their due organization under this act, to proceed to the erection of the necessary works for the manufacture of gas and coke, within said City of Chicago and on and after the 12th day of February, A. D., 1859, to manufacture and sell gas, to be made from any or all the substances or a combination thereof, from which inflammable gas is usually obtained, and to be used for the purpose of lighting the City of Chicago or the streets thereof and any buildings, manufactories, public places or houses therein contained, and to erect all necessary works and apparatus as aforesaid; and on and after the said 12th day of February, 1859, or sooner, by and with the consent of the Chicago Gas Light and Coke Company, to lay pipes for the purpose of conducting the gas in any of the streets or avenues of said city, with the consent of the City
Council: Provided, that no permanent injury or damage shall be done to any street, lane or highway in said city. The real estate which this corporation is entitled to hold shall not exceed in value One hundred thousand dollars.

Section 3. The capital stock of said company shall not exceed Five hundred thousand dollars, to be subscribed for and paid in such proportions as shall be prescribed by the by-laws and rules for regulating the concerns of said Company as they shall think proper and necessary respecting the management and disposition of the stock, property and estate of said Company, the duties of the officers and agents to be employed, the number and election of directors, and all such matters as appertain to the concerns of said Company.

Section 4. It is an express provision of the foregoing act of incorporation that the said Company shall furnish and supply to the City of Chicago, for all its public uses, at the election of the proper authorities of said city, a sufficient supply of gas, at a rate not exceeding two dollars per thousand feet; and the inhabitants of said city, at a rate not exceeding two dollars and fifty cents per thousand feet"

                              /s/T. Turner
                              Speaker of the House of Representatives

                              /s/G. Kolman
                              Speaker of the Senate
                         Approved February 12th 1855
                              /s/Matteson

An Act to amend an Act entitled "An Act to incorporate the People's Gas Light and Coke Company," Approved February 12, 1855.

Section 1. Be it enacted by the people of the state of Illinois, represented in the General Assembly, That the second section of said act be and the same is hereby so amended as to read as follows, viz.: The corporation hereby created shall have full power and authority forthwith to proceed to the erection and maintenance of the necessary works for the manufacture of gas and coke within said City of Chicago, and to manufacture, supply and sell gas, to be made from any and all substances or a combination thereof, from which inflammable gas is usually obtained, and to be used for the purpose of lighting the City of Chicago, any streets, buildings, manufactories, public places or houses therein contained, and to erect and use all necessary works and apparatus for such purposes aforesaid, and with the Consent of the Common Council of said City, to lay down and use all necessary pipes for the conducting of gas in and along any of the streets, alleys, avenues or public squares of said City: Provided, That no permanent injury or damage shall be done to any such street, alley, avenue or public square by the laying down of any such pipes.

Section 2. That section three of the said act be and the same is hereby so amended as to read as follows, viz.: The Capital stock of said company shall be Five Hundred Thousand Dollars, and may be increased from time to time, at the pleasure of said corporation; it may be divided into such shares, subscribed for, paid and transferred in such proportions and manner as shall be prescribed by the by-laws and regulations of said Company.

Section 3. All the corporate powers of said corporation shall be vested in and exercised by a Board of Directors, and such officers and agents as said board shall appoint. The Board of directors shall consist of not less than three nor more than five stockholders, who shall be chosen by the stockholders at such time and in such manner as the said corporation by its by-laws prescribe, and shall hold their office until their successors are elected and qualified, and may fill any vacancies which may happen in the Board of Directors by death, resignation or otherwise; they may adopt such by-laws, rules and regulations for the government of said corporation and the management of its affairs and business as they may think proper, not inconsistent with the laws of this State, and the fourth section of said act is hereby repealed; but ten years after the passage of this act the Common Council of the City of Chicago may, by resolution or ordinance, regulate the prices charged by said Company for gas; but said Common Council of the City of Chicago shall in no case be authorized to compel the said Company to furnish gas at a less rate than three dollars per thousand feet.

Section 4. The said corporation is hereby authorized to borrow money and to mortgage or lease any of its property or franchises.

Section 5. This act shall be deemed a public act, and noticed as such by all courts without pleading, and take effect from after its passage.


                                   /s/Allenle Fuller
                                   -----------------
                                   Speaker of House of Representatives

Approved February 7, 1865
/s/Richard J. Oglesby              /s/M. Brojs
---------------------              -----------
                                   Speaker of the Senate

                                 CERTIFICATE OF

                            CONSOLIDATION AND MERGER.

          KNOW ALL MEN BY THESE PRESENTS, That I, CORNELIUS K. G. BILLINGS, President of THE PEOPLE'S GAS LIGHT AND COKE COMPANY, do hereby certify that the Chicago Gas Light and Coke Company, Consumers Gas Company, The Equitable Gas Light and Fuel Company of Chicago, Suburban Gas Company, Lake Gas Company, Illinois Light, Heat and Power Company, and the Chicago Economic Fuel Gas Company have been consolidated and merged into THE PEOPLE'S GAS LIGHT AND COKE COMPANY, under and in pursuance to an Act of the General Assembly of the State of Illinois, entitled "An Act in relation to gas companies," approved June 5, 1897, and in force July 1, 1897.

          IN WITNESS WHEREOF, I have hereunto set my hand and attached the corporate seal of The People's Gas Light and Coke Company, this 2d day of August, 1897, under and by authority of the Board of Directors, approved by the Stockholders, of said The People's Gas Light and Coke Company.

(CORPORATE                         /s/C. K. G. Billings
      SEAL)                        ---------------------
                                   President.

STATE OF ILLINOIS,)
                  ) ss.
Cook County.      )

          CORNELIUS K. G. BILLINGS, being duly sworn, deposes and says that he is the President of The People's Gas Light and Coke Company, mentioned in the foregoing Certificate of Consolidation and Merger; that he knows the corporate seal of said Company;

that the corporate seal affixed to the foregoing Certificate is such corporate seal and was so affixed by deponent, and that deponent subscribed his name thereto as President under and by authority of the Board of Directors, approved by the Stockholders, of said The People's Gas Light and Coke Company.

          And deponent says that said Certificate so subs him and to which said corporate seal is affixed is true, in substance and in fact.

                                   /s/C. K. G. Billings
                                   --------------------
                                   President.

          Subscribed and sworn to before me this 2nd day of August A. D. 1897.

                                   /s/George W. Holmes
                                   -------------------
                                   Notary Public.


                       PEOPLES GAS LIGHT AND COKE COMPANY


                                  CONSOLIDATION

                               Box 765   No. 37845



                                      FILED
                                      AUG 8
                                      1897
                                /s/James A. Rose
                                 SEC'Y OF STATE

          THE PEOPLE'S GAS LIGHT AND COKE COMPANY hereby certifies that at the annual meeting of the Stockholders of said People's Gas Light and Coke Company, held at the office of the Company on the 2d day of August, A. D. 1897, the capital stock of said People's Gas Light and Coke Company was increased from four million dollars, represented by forty thousand shares of the par value of one hundred dollars each, to twenty-five million dollars, represented by two hundred and fifty thousand shares of the par value of one hundred dollars each. That said increase in the capital stock of said People's Gas Light and Coke Company was made under the power contained in the charter of said People's Gas Light and Coke Company granted by the Legislature of the State of Illinois, and approved February 7th, 1865.

          That said increase in the capital stock of said People's Gas Light and Coke Company was had at the annual 1897 meeting of the Stockholders of said Company, at which meeting the entire capital stock outstanding of said Company was represented, and that all of the shares of stock represented at said meeting voted in favor of the adoption of a resolution increasing the capital stock of said People's Gas Light and Coke Company from four million dollars to twenty-five million dollars.

          IN WITNESS WHEREOF, The People's Gas Light and Coke Company has caused this certificate to be made and its corporate seal to be hereunto attached, and to be verified by the affidavit of the President of the corporation, this 2d day of August, A. D. 1897.

STATE OF ILLINOIS,  )
                    ) ss.
COUNTY OF COOK.     )

          CORNELIUS K. G. BILLINGS, being first duly sworn, states on oath:

          That he is the President of The People's Gas Light and Coke Company; that he has read the foregoing certificate, attached to which is the seal of said Company, and that the facts stated in said certificate are true of his own knowledge. That said certificate was made by order of the Stockholders of said People's Gas Light and Coke Company, and the corporate seal attached thereto by the like order of said Stockholders.

          And further affiant saith not.

                                        /s/C. K. G. Billings

          Subscribed and sworn to before me, this 2d day of August, A. D. 1897.

(NOTARY                                 /s/Edward J. E. Ward
SEAL)                                   --------------------
                                        Notary Public.


                       PEOPLE'S GAS LIGHT AND COKE COMPANY

                             CERTIFICATE OF INCREASE
                                  CAPITAL STOCK

                                 From 4,000,000.
                                 To 25,000,000.

                               Box 765  No. 37845

                                      FILED
                                      AUG 3
                                      1897
                                /s/James A. Rose
                                 SEC'Y OF STATE

                                 CERTIFICATE OF
                            CONSOLIDATION AND MERGER.

          KNOW ALL MEN BY THESE PRESENTS, that I, Cornelius K. G. Billings, President of The People's Gas Light & Coke Company, do hereby certify that the Mutual Fuel Gas Company, under an Agreement of Consolidation, dated January 10, 1898, has been consolidated and merged into The People's Gas Light & Coke Company, under and in pursuance to an Act of the General Assembly of the State of Illinois, entitled "An Act in Relation to Gas Companies," approved June 5th, 1897, and in force July 1st, 1897.

          IN WITNESS WHEREOF, I have hereunto set my hand and attached the corporate seal of The People's Gas Light & Coke Company, this 10th day of February, 1898, under and by authority of the Board of Directors, approved by the stockholders of said The People's Gas Light & Coke Company.

                                        /s/Cornelius K. G. Billings
                                        ---------------------------
                                        President.

State of Illinois,  )
                    ) ss.
County of Cook.     )

          Cornelius K. G. Billings, being duly sworn, deposes and says that he is the President of The People's Gas Light & Coke Company, mentioned in the foregoing certificate of consolidation and merger; that he knows the corporate seal of said Company; that the corporate seal affixed to the foregoing certificate is said corporate seal, and was so affixed by deponent and that deponent subscribed his name thereto, as President, under and by authority of the Board of Directors, approved by the stockholders of said The People's Gas Light & Coke Company. And deponent says that said certificate, so subscribed by him, and to which said corporate seal is affixed, is true, in substance and in fact.
                                        /s/Cornelius K. G. Billings
                                        President.

Subscribed and sworn to before me
 this 21st day of February, A. D. 1898.
/s/Edward J. E. Ward
--------------------
Notary Public.

                                 CERTIFICATE OF
                            CONSOLIDATION AND MERGER
                           of The People's Gas Light &
                           Coke Company and the Mutual
                                Fuel Gas Company.




                               Box 765  No. 37845


                                      FILED
                                     FEB 21
                                      1898
                                /s/James A. Rose
                                 SEC'Y OF STATE






                                 CERTIFICATE OF
                            CONSOLIDATION AND MERGER.

          KNOW ALL MEN BY THESE PRESENTS, that I, Cornelius K. G. Billings, President of The People's Gas Light & Coke Company, do hereby certify that the Hyde Park Gas Company, under an Agreement of Consolidation, dated January 10, 1898, has been consolidated and merged into The People's Gas Light & Coke Company, under and in pursuance to an Act of the General Assembly of the State of Illinois, entitled "An Act in Relation to Gas Companies," approved June 5th, 1897, and in force July 1st, 1897.

          IN WITNESS WHEREOF, I have hereunto set my hand and attached the corporate seal of The People's Gas Light & Coke Company, this 10th day of February, 1896, under and by authority of the Board of Directors, approved by the stockholders of said The People's Gas Light & Coke Company.

                                        /s/Cornelius K. G. Billings
                                        ---------------------------
                                        President.

State of Illinois,  )
                    ) ss.
County of Cook.

          Cornelius K. G. Billings, being duly sworn, deposes and says that he is the President of The People's Gas Light & Coke Company, mentioned in the foregoing certificate of consolidation and merger; that he knows the corporate seal of said Company; that the corporate seal affixed to the foregoing certificate is said corporate seal, and was so affixed by deponent and that deponent subscribed his name thereto, as President, under and by authority of the Board of Directors, approved by the stockholders of said The People's Gas Light & Coke Company. And deponent says that said certificate, so subscribed by him, and to which said corporate seal is affixed, is true, in substance and in fact.

                                        /s/Cornelius K. G. Billings
                                        ---------------------------
                                        President.

Subscribed and sworn to before me
this 21st day of February, A. D. 1898.
/s/Edward J. E. Ward
--------------------
Notary Public.






                                 CERTIFICATE OF
                            CONSOLIDATION AND MERGER
                           of The People's Gas Light &
                         Coke Company and the Hyde Park
                                  Gas Company.




                               Box 765  No. 37845



                                      FILED
                                     FEB 24
                                      1898
                                /s/James A. Rose
                                 SEC'Y OF STATE

          THIS IS TO CERTIFY that The People's Gas Light and Coke Company, a corporation organized under an Act of the General Assembly of the State of Illinois entitled, "An Act to Incorporate The People's Gas Light and Coke Company," approved February 12th, 1855, as amended by an Act entitled, "An Act to Amend an Act Entitled 'An Act to Incorporate The People's Gas Light and Coke Company,' " approved February 7th, 1865, has, under and by virtue of the power and authority conferred by said Acts, increased the capital stock of said The People's Gas Light and Coke Company by a vote of its Directors, duly ratified by the Stockholders of said Company, from twenty-five million dollars ($25,000,000)--being two hundred and fifty thousand (250,000) shares, of the par value of one hundred dollars ($100) each--to thirty million dollars ($30,000,000)--being three hundred thousand (300,000) shares, of the par value of one hundred dollars ($100) each, and being an increase in the capital stock of said Company of five million dollars ($5,000,000), divided into fifty thousand (50,000) shares, of the par value of one hundred dollars ($100) each.

          AS WITNESS the signature of The People's Gas Light and Coke Company, by its President, and the seal of said corporation, this Twenty-First day of November, A. D. 1898.

                                   THE PEOPLE'S GAS LIGHT AND COKE COMPANY,

                                             /s/C. K. G. Billings
                                             --------------------
                                             Its President.

State of Illinois,  )
                    ) ss.
County of Cook.     )

          C. K. G. Billings, being duly sworn, deposes and says, that he is the President of The People's Gas Light and Coke Company, and as such President has signed and executed on behalf of said Company the foregoing certificate of the increase of the capital stock of said corporation; that the seal attached to the foregoing certificate is the corporate seal of The People's Gas Light and Coke Company, and that said certificate is true and correct, to affiant's knowledge.

                                             /s/C. K. G. Billings
                                             --------------------

Subscribed and sworn to before me
this 21st day of November, A. D. 1898.

/s/Wells M. Cook
----------------
Notary Public.

                             CERTIFICATE OF INCREASE

                                     of the

                                  CAPITAL STOCK

                                       of

                         THE PEOPLE'S GAS LIGHT AND COKE

                                 C O M P A N Y.

                                From $25,000,000.
                                 To $30,000,000.

                               Box 765  No. 37845





                    CERTIFICATE OF CONSOLIDATION AND MERGER.


          KNOW ALL MEN BY THESE PRESENTS, That I, CORNELIUS K. G. BILLINGS, President of The People's Gas Light & Coke Company, DO HEREBY CERTIFY, that The Calumet Gas Company has been consolidated and merged into The People's Gas Light & Coke Company, under and in pursuance of an Act of the General Assembly of the State of Illinois, entitled, "An Act in relation to Gas Companies," approved June 5th, 1897, in force July 1st, 1897.

          IN WITNESS WHEREOF, I have hereunto set my hand and attached the corporate seal of The People's Gas Light & Coke Company this 23rd day of December, 1898, under and by authority of the Board of Directors, approved by the stockholders of said The People's Gas Light & Coke Company.

                                   /s/Cornelius K. G. Billings
                                   ---------------------------
                                   President.

(CORPORATE
      SEAL)

State of Illinois,  )
                    ) ss.
Cook County         )

          CORNELIUS K. G. BILLINGS, being duly sworn, deposes and says that he is the President of The People's Gas Light & Coke Company, mentioned in the foregoing certificate of consolidation and merger; that he knows the corporate seal of said Company; that the corporate seal affixed to the foregoing certificate is such corporate seal, and was so affixed by deponent, and that deponent subscribed his name thereto as President under and by authority of the Board of Directors, approved by the stockholders of said The People's Gas Light & Coke Company.

          And deponent says that said certificate was so subscribed by him and to which said corporate seal is affixed, is true in substance and in fact.

                                   /s/Cornelius K. G. Billings
                                   ---------------------------
                                   President.

Subscribed and sworn to before me
this 23rd day of December, A. D. 1898.

/s/George W. Holmes
-------------------
Notary Public, Cook County, Illinois.




                                 Certificate of
                                  Consolidation
                                     of the
                               People's Gas Light
                                 & Coke Company
                                      with
                               Calumet Gas Company

                                Box 765  No 37845




                                      FILED
                                      JAN 7
                                      1899
                                /s/James A. Rose
                                 SEC'Y OF STATE

          THIS IS TO CERTIFY that The People's Gas Light and Coke Company, a corporation organized under an Act of the General Assembly of the State of Illinois entitled "An Act to Incorporate The People's Gas Light and Coke Company," approved February 12th, 1855, as amended by an Act entitled, "An Act to Amend an Act Entitled 'An Act to Incorporate The People's Gas Light and Coke Company,' " approved February 7th, 1865, has, under and by virtue of the power and authority conferred by said Acts, increased the capital stock of said The People's Gas Light and Coke Company by a vote of the Directors and the Stockholders of said Company, from thirty million dollars ($30,000,000)--being three hundred thousand (300,000) shares, of the par value of one hundred dollars ($100) each--to thirty five million dollars ($35,000,000), being three hundred and fifty thousand (350,000) shares, of the par value of one hundred dollars ($100) each, and being an increase in the capital stock of said Company of five million dollars ($5,000,000), divided into fifty thousand (50,000) shares, of the par value of one hundred dollars ($100) each.

          AS WITNESS the signature of The People's Gas Light and Coke Company, by its President, and the seal of said corporation, this 13th day of September, 1901.

                                   THE PEOPLE'S GAS LIGHT AND COKE COMPANY,

(CORPORATE SEAL)                        by /s/George O. Knapp
                                           ------------------
                                        Its President.

State of Illinois,  )
                    ) ss.
County of Cook.     )

          GEORGE O. KNAPP, being duly sworn, deposes and says, that he is the President of The People's Gas Light and Coke Company, and as such President has signed and executed on behalf of said Company the foregoing certificate of the increase of the capital stock of said corporation; that the seal attached to the foregoing certificate is the corporate seal of The People's Gas Light and Coke Company, and that said certificate is true and correct, to affiant's knowledge.

                                        /s/George O. Knapp
                                        ------------------

Subscribed and sworn to before me
this 13th day of September, A. D. 1901.
/s/Edward S. Whitney
--------------------
Notary Public.

                                 Certificate of
                            Increase of Capital Stock
                                       of
                             People's Gas Light and
                                  Coke Company

                                     Box 765
                                    No. 37845




                                      FILED
                                     SEP 18
                                      1901
                                /s/James A. Rose
                                 SEC'Y OF STATE

                              CERTIFICATE OF LEASE.

          KNOW ALL MEN BY THESE PRESENTS That I, George O. Knapp, President of THE PEOPLES GAS LIGHT AND COKE COMPANY, do hereby certify that the UNIVERSAL GAS COMPANY has leased its whole real and personal property to THE PEOPLES GAS LIGHT AND COKE COMPANY, under and in pursuance of an Act of the General Assembly of the State of Illinois, entitled "An Act in relation to gas companies", approved June 5th, A. D. 1897, and in force July 1, 1897.

          IN WITNESS WHEREOF I have hereunto set my hand and attached the corporate seal of THE PEOPLES GAS LIGHT AND COKE COMPANY this 11th day of February, A. D. 1907, under and by authority of the Board of Directors, approved by the stockholders, of said THE PEOPLES GAS LIGHT AND COKE COMPANY.

(CORPORATE                              /s/George O. Knapp
    SEAL)                               ------------------
                                        President

STATE OF ILLINOIS,  )
                    ) ss.
COUNTY OF COOK.

          GEORGE O. KNAPP, being duly sworn, deposes and says that he is the President of THE PEOPLES GAS LIGHT AND COKE COMPANY mentioned in the foregoing Certificate of Lease; that he knows the corporate seal of said Company; that the corporate seal affixed to the foregoing certificate is such corporate seal, and was so affixed by deponent, and that deponent subscribed his name thereto as President under and by authority of the Board of Directors, approved by the stockholders of said The Peoples Gas Light and Coke Company.

          And deponent says that said certificate, so subscribed by him, and to which said corporate seal is affixed, is true in substance and in fact.

                                                  /s/George O. Knapp
                                                  ------------------

                                             FILED
Subscribed and sworn to before me            FEB
this 11th day of February, A. D. 1907.       11-1907
/s/Edward S. Whitney                         James A. Rose
Notary Public.                               SEC'Y. OF STATE.

                              CERTIFICATE OF LEASE.

          KNOW ALL MEN BY THESE PRESENTS That I, George O. Knapp, President of THE PEOPLES GAS LIGHT AND COKE COMPANY, do hereby certify that the OGDEN GAS COMPANY has leased its whole real and personal property to THE PEOPLES GAS LIGHT AND COKE COMPANY, under and in pursuance of an Act of the General Assembly of the State of Illinois, entitled "An Act in relation to gas companies", approved June 5th, A. D. 1897, and in force July 1, 1897.

          IN WITNESS WHEREOF I have hereunto set my hand and attached the corporate seal of THE PEOPLES GAS LIGHT AND COKE COMPANY this 11th day of February, A. D. 1907, under and by authority of the Board of Directors, approved by the stockholders of said THE PEOPLES GAS LIGHT AND COKE COMPANY.

(CORPORATE                              /s/George O. Knapp
    SEAL)                               ------------------
                                        President

STATE OF ILLINOIS   )
                    ) ss.
COUNTY OF COOK.     )

          GEORGE O. KNAPP, being duly sworn, deposes and says that he is the President of THE PEOPLES GAS LIGHT AND COKE COMPANY mentioned in the foregoing Certificate of Lease; that he knows the corporate seal of said Company; that the corporate seal affixed to the foregoing certificate is such corporate seal, and was so affixed by deponent, and that deponent subscribed his name thereto as President under and by authority of the Board of Directors, approved by the stockholders, of said THE PEOPLES GAS LIGHT AND COKE COMPANY.

          And deponent says that said certificate, so subscribed by him, and to which said corporate seal is affixed, is true in substance and in fact.

                                                       /s/George O. Knapp

                                                  FILED
Subscribed and sworn to before me                 FEB 11
this 11th day of February, A. D. 1907.            1907
/s/Edward S. Whitney                              James A. Rose
--------------------
Notary Public.                                    SEC'Y OF STATE.

          THIS IS TO CERTIFY that The People's Gas Light and Coke Company, a corporation organized under an Act of the General Assembly of the State of Illinois entitled "An Act to Incorporate the People's Gas Light and Coke Company," approved February 12th, 1855, as amended by an Act entitled, "An Act to Amend an Act Entitled 'An Act to Incorporate The People's Gas Light and Coke Company,' " approved February 7th, 1865, has, under and by virtue of the power and authority conferred by said Acts, increased the capital stock of said The People's Gas Light and Coke Company by a vote of the Directors and the Stockholders of said Company, from thirty-five million dollars ($35,000,000)-- being three hundred and fifty thousand (350,000) shares, of the par value of one hundred dollars ($100) each-- to fifty million dollars ($50,000,000), being five hundred thousand (500,000) shares, of the par value of one hundred dollars ($100) each, and being an increase in the capital stock of said Company of fifteen million dollars ($15,000,000), divided into one hundred and fifty thousand (150,000) shares, of the par value of one hundred dollars ($100) each.

          AS WITNESS the signature of The People's Gas Light and Coke Company, by its President, and the seal of said corporation, this 14th day of November, 1913.

                              THE PEOPLE'S GAS LIGHT AND COKE COMPANY,
(CORPORATE                              By /s/James F. Meagher
    SEAL)                                  -------------------
                                        Its President.

State of Illinois,  )
                    ) ss.
County of Cook.     )

          JAMES F. MEAGHER, being duly sworn, deposes and says, that he is the President of The People's Gas Light and Coke Company, and as such President has signed and executed on behalf of said Company the foregoing certificate of the increase of the capital stock of said corporation; that the seal attached to the foregoing certificate is the corporate seal of The People's Gas Light and Coke Company, and that said certificate is true and correct, the affiant's knowledge.

                                        /s/James F. Meagher

Subscribed and sworn to before me
this 14th day of November A. D. 1913.
/s/James J. Guiman
------------------
Notary Public.

                               Box 765  No. 37845

                                Peoples Gas Light
                                and Coke Company

                                   Inc. Stock
                                  $35,000,000.
                                       to
                                  $50,000,000.


                                      FILED
                                   NOV 14 1913
                                       /s/
                                 SEC'Y OF STATE





                            Certificate Number 21872

                                STATE OF ILLINOIS

                                   OFFICE OF
                             THE SECRETARY OF STATE


WHEREAS, from a certificate duly signed and certified under oath filed in the office of the Secretary of State on the 11th day of March A. D. 1926 it appears that at a meeting of the stockholders of THE PEOPLE'S GAS LIGHT AND COKE COMPANY duly concerned a resolution was passed to increase capital stock in accordance with the provisions of an act entitled "An Act in relation to corporations for pecuniary profit" approved June 28, 1919, in force July 1, 1919, and all acts mandatory thereof a company of which certificate is hereto attached.

NOW THEREFORE, I, Louis L. Emmerson, Secretary of State of the State of Illinois by virtue of the powers vested in me by law do hereby certify that THE PEOPLE'S GAS LIGHT AND COKE COMPANY has legally increased capital stock from $50,000,000.00 to $80,000,000.00 as proved in the aforesaid Act.

IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Here at the City of Springfield this 11th day of March, A. D. 1926 and of the Independence of the United States the one hundred and 50th.

                                        Louis L. Emmerson
                                        -----------------
                                        Secretary of State

        NOTICE:-Before attempting to execute this certificate please read instructions on the back thereof.
                                    FORM "I."
                  THIS CERTIFICATE MUST BE FILED IN DUPLICATE.
                                                                 PAID
                                                                 MAR 11 1926
                                                                 $5020.00
STATE OF ILLINOIS,  )
                    ) ss.
County of COOK      )

          I hereby certify that the annual meeting of the Stockholders of The People's Gas Light and Coke Company held at 122 South Michigan Avenue on 23rd day of February A. D. 1926, at 11:00 o'clock a.m., pursuant to notice required by law, which said notice was deposited in the post office properly posted at least ten days before the time fixed for such meeting, properly addressed to each Stockholder, signed in the manner provided in the by-laws of said Corporation, stating the time, place and object of such meeting.

          The following resolution was adopted, at least two-thirds of all the votes represented by the whole stock of said Corporation issued and outstanding voting therefor:

          "RESOLVED, that the articles of incorporation of this Company be, and they are hereby amended by increasing the capital stock from fifty million dollars ($50,000,000), consisting of five hundred thousand (500,000) shares of the par value of one hundred dollars ($100) per share, to sixty million dollars ($60,000,000) consisting of six hundred thousand (600,000) shares of the par value of one hundred dollars ($100) per share; and

          BE IT FURTHER RESOLVED, that the shares of stock representing such increased capital stock of the company shall be issued from time to time in the future as and when the board of directors of the company may decide that new capital is necessary for corporate purposes."

          The total amount of capital stock
          already authorized is                             $50,000,000.

          The amount of the additional capital
          stock authorized is                               $10,000,000.

          The total aggregate capital stock authorized is   $60,000,000.

          None of said additional authorized capital stock is to be issued at once, but it will be issued from time to time in the future as and when the board of directors of the company may decide that new capital is necessary for corporate purposes.

Affix Corporate Seal                         Attest:  /s/Albert L. Tossell
       Here.                                         ---------------------
                                                      Secretary.

STATE OF ILLINOIS   )
                     ss.
County of  COOK     )

          I, Samuel Insull being duly sworn, declare on oath that I am President of the Corporation mentioned in the foregoing certificate, and that the statements therein made are true in substance and in fact.

          IN WITNESS WHEREOF, I have hereunto set my hand, and caused the seal of said Corporation to be affixed, this 4th day of March A. D., 1926.

                                             /s/Samuel Insull
                                             ----------------
                                             President.

Subscribed and sworn to before me this 4th day of March A. D., 1926.

                                             /s/E. Ogden Ketting
                                             -------------------
                                             Notary Public.

                                    FORM "I."
                               765      No.  37845
                                   CERTIFICATE
                                       of
                            Increase in Capital Stock
                      from $50,000,000.00 to $60,000,000.00
                                       of
                           The People's Gas Light and
                                  Coke Company


     NOTICE: This certificate may be used in making all amendments to the Articles of Incorporation other than dissolution and consolidation of corporations. In case of decrease in capital stock you should insert in the certificate a clause substantially as follows:

     RESOLVED, That the capital stock is hereby DECREASED from $
consisting of      shares of the par value of $     and     shares of stock
of no par value to $     consisting of     shares of the par value of $
and     shares of no par value.

     The amount of the capital stock issued and outstanding is     and the
manner by which a decrease is effected is as follows, to-wit:

     If the capital stock is increased, the resolution should be substantially in the following form:

     RESOLVED, That the capital stock is hereby INCREASED from $     consisting
of     shares of the par value of $     and     shares of stock of no par value
to $     consisting of     shares of the par value of     and     shares of no
par value.

     The total amount of capital stock already authorized is $     .

     The amount of the increased capital stock which is proposed to issue at once and which will be paid in cash is as follows:

                   shares having a par value of $

               common $
per share is
               preferred $

                                        {common $
     shares having no par value is      {
                                        {preferred $

     The amount of the increased capital stock which is proposed to issue at once for property and appraised value thereof are as follows:

          shares having a par value of $

                         {common $
          per share is   {
                         {preferred $

                                        {common $
     shares having no par value is      {
                                        {preferred $

     The location and general description of such property are as follows:



     The fees required are covered by Sections 96, 97, 105 and 129 of the General Corporation Act.

     Blanks for filing amendments where the notice prescribed by statute is waived will be furnished upon request.


                                      FILED
                                   MAR 11 1926
                              /S/Louis L. Emmerson

                            Certificate Number  27385
                                State of Illinois
                                    OFFICE OF
                             THE SECRETARY OF STATE

To all to whom these Presents Shall Come, Greeting:

     Whereas, from a certificate duly signed and verified under oath filed in the Office of the Secretary of State on the 21st day of April A.D. 1928 it appears that at a meeting of the stockholders of the THE PEOPLE'S GAS LIGHT & COKE COMPANY duly convened a resolution was passed to increase capital stock in accordance with the provisions of an Act entitled "AN ACT IN RELATION TO CORPORATIONS FOR PECUNIARY PROFIT" approved June 28, 1919, in force July 1, 1919, and all acts amendatory thereof a copy of which certificate is hereto attached;

     Now Therefore, I, LOUIS L. EMMERSON, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby certify that THE PEOPLE'S GAS LIGHT & COKE COMPANY has legally increased capital stock from $60,000,000.00 TO $75,000,000.00 as provided in the aforesaid Act.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois. Done at the City of Springfield this 21st day of April A.D. 1928 and of the Independence of the United States the one hundred and 52nd.

                                        LOUIS L. EMMERSON
                                        -----------------
                                        Secretary of State



          SEAL

NOTICE: -- Before attempting to execute this certificate please read instructions on the back thereof.

                                    FORM "I."
                  THIS CERTIFICATE MUST BE FILED IN DUPLICATE.

STATE OF ILLINOIS   )
COUNTY OF COOK      ) ss.

     I hereby certify that at the annual meeting of the Stockholders of The People's Gas Light & Coke Company held at 122 South Michigan Avenue on 28th day of February A.D. 1928 at 11:00 o'clock A. M. (pursuant to notice required by law, which said notice was deposited in the post office properly posted) at least ten days before the time fixed for such meeting, properly addressed to each Stockholder, signed in the manner provided in the by-laws of said Corporation, stating the time, place and object of such meeting.

     The following resolution was adopted at least two-thirds of all the votes represented by the whole stock of said Corporation issued and outstanding voting therefor:

     "RESOLVED, that the articles of incorporation of this Company be, and they hereby are, amended by increasing the capital stock of the Company from Sixty Million Dollars ($60,000,000), consisting of six hundred thousand (600,000) shares of the par value of One Hundred Dollars ($100) per share, to seventy-five million dollars ($75,000,000), consisting of seven hundred fifty thousand ($750,000) shares of the par value of one hundred dollars ($100) per share; and

     BE IT FURTHER RESOLVED that the shares of stock representing such increase in capital stock of the Company shall be issued from time to time in the future as and when the Board of Directors of the Company may decide that new capital is necessary for corporate purposes."

     The total amount of capital stock already authorized  is $60,000,000.

     The amount of the additional capital stock authorized is $15,000,000.

     The total aggregate capital stock authorized is $75,000,000.

     None of said additional authorized capital stock is to be issued at once.


Affix Corporate Seal
     Here:                         Attest: /s/ Albert S. Tossell
                                           ---------------------
                                             Secretary.

STATE OF ILLINOIS,  )
COUNTY OF COOK      )ss.

     I, Goerge F. Mitchell being duly sworn, declare on oath that I am Vice President of the Corporation mentioned in the foregoing certificate, and that the statements therein made are true in substance and in fact.

     IN WITNESS WHEREOF, I have hereunto set my hand, and caused the seal of said Corporation to be affixed, this 19th day of April A.D., 1928.
                                                       /s/ George F. Mitchell
                                                       ----------------------
                                                       Vice President.

     Subscribed and sworn to before me this 19th day of April A.D., 1928.
                                                       /s/ Claire Lamoree
                                                       ------------------
                                                       Notary Public.

                                    FORM "I."                         SEAL
                              Box 765     No. 37845
                    -----------------------------------------
                    -----------------------------------------
                                   CERTIFICATE
                                       of
                            Increase in capital stock

                        $60,000,000.00 to $75,000,000.00
                                       of
                      The People's Gas Light & Coke Company

                    -----------------------------------------

     NOTICE: This certificate may be used in making all amendments to the Articles of Incorporation other than resolution and consolidation of corporations. In case of decrease in capital stock you should insert in the certificate a clause substantially as follows:

     RESOLVED, That the capital stock is hereby DECREASED from $_____ consisting of shares the par value of $_____ and _____ shares of stock of no par value to $_____ consisting of _____ shares of the par value of _____ and _____ shares of no par value.

     The amount of the capital stock issued and outstanding is _____ and the manner by which the decrease is effected is as follows, to-wit: If the capital stock is increased, the resolution should substantially in the following form:

     RESOLVED, That the capital stock is hereby INCREASED from $_____ consisting of _____ shares the par value of $_____ and _____ shares of stock of no par value to $_____ consisting of _____ shares of the par value of _____ and _____ shares of no par value.

     The total amount of capital stock already authorized is $_____.

     The amount of the increased capital stock which is proposed to issue at once and which will be paid in cash is as follows:
_____ shares having a par value of $_____ per share is (common $_____
         ( preferred $_____
_____ shares having no par value is (common $_____
                                ( preferred $_____

     The amount of the increased capital stock which is proposed to issue at once for property and appraised value thereof are as follows:
_____ shares having a par value of $_____ per share is (common $_____
         ( preferred $_____
_____ shares having no par value is (common $_____
                                ( preferred $_____

     The location and a general description of such property are as follows:___________

     The fees required are covered by Section 96, 97, 105 and 129 of the General Corporation Act.

     Blanks for filing amendments where the notice prescribed by statute is waived will be furnished upon request.

FILED

                             Certificate Number 3289

                                STATE OF ILLINOIS

                                    OFFICE OF

                             THE SECRETARY OF STATE

To all to whom these Presents Shall Come, Greeting:

     Whereas, from a certificate duly signed and verified under oath filed in the Office of the Secretary of State on the 25th day of February A.D., 1930 it appears that at a meeting of the stockholders of the THE PEOPLE'S GAS AND COKE COMPANY duly convened a resolution was passed to change number of directors in accordance with the provisions of an Act entitled "AN ACT IN RELATION TO CORPORATIONS FOR PECUNIARY PROFIT" approved June 28, 1919, in force July 1, 1919, and all acts amendatory thereof, a copy of which certificate is hereto attached:

     Now Therefore, I, William J. Stratton, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby certify that THE PEOPLE'S GAS LIGHT AND COKE COMPANY has legally changed number of directors to 7 as provided in the aforesaid Act.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois. Done at the City of Springfield this 25th day of February A.D., 1930 and of the Independence of the United States the one hundred and 54th.


                                                       WILLIAM J. STRATTON
                                                       -------------------
                                                       Secretary of State

SEAL

NOTICE: -- Before attempting to execute this certificate please read instructions on the back thereof.

                                    FORM "I."
                  THIS CERTIFICATE MUST BE FILED IN DUPLICATE.

                                                            PAID
STATE OF ILLINOIS,  )                                       FEB 25 1930
                    ) ss.                                   $20.00
County of COOK      )

     I hereby certify that at the annual meeting of the Stockholders of The People's Gas Light and Coke Company held at 122 South Michigan Avenue, Chicago, Illinois on 25th day of February A. D., 1930, at eleven o'clock A.M. pursuant to notice required by law, which said notice was delivered personally or deposited in the post office properly posted at least ten days before the time fixed for such meeting, properly addressed to each Stockholder, signed in the manner provided in the by-laws of said Corporation, stating the time, place and object of such meeting.

     The following resolution was adopted, at least two-thirds of all the votes represented by the whole stock of said Corporation issued and outstanding voting therefor:

     "RESOLVED that the number of directors of The Peoples Gas Light and Coke Company be increased to seven, and that the Articles of Incorporation of said Company be and hereby are accordingly so amended."

STATE OF ILLINOIS,  )
County of COOK      ) ss.


     I, George F. Mitchell, being duly sworn, declare on oath that I am Vice President of the Corporation mentioned in the foregoing certificate, and that the statements therein made are true in substance and in fact.

     IN WITNESS WHEREOF, I have hereunto set my hand, and caused the seal of said Corporation to be affixed, this 25th day of February A.D. 1930.
                                                  /s/ George F. Mitchell
                                                  ----------------------
                                                  Vice President

     Subscribed and sworn to before me this 25th day of February A.D. 1930.
                                                  /s/ H. A. White
                                                  ---------------
     (Notarial Seal)                              Notary Public

                                    FORM "I."

                             Box 765       No. 37845

                   ------------------------------------------
                   ------------------------------------------
                                   CERTIFICATE

                                       of

                      INCREASE OF NUMBER OF DIRECTORS TO 7

                                       of

                       PEOPLES GAS LIGHT AND COKE COMPANY

                   ------------------------------------------
                   ------------------------------------------

     NOTICE: This certificate may be used in making all amendments to the Articles of Incorporation other than dissolution and consolidation of corporations. In case of decrease in capital stock you should insert in the certificate a clause substantially as follows:

     RESOLVED, That the capital stock is hereby DECREASED from $_____ consisting of _____ shares of the par value of $_____ and _____ shares of stock of no par value in $_____ consisting of ______ shares of the par value of $______ and shares of no par value.

     The amount of the capital stock issued and outstanding is _____ and the manner by which decrease is effected is as follows, to-wit:

If the capital stock is increased, the resolution should be substantially in the following form:

     RESOLVED, That the capital stock is hereby INCREASED from $_____ consisting of _____ shares be par value of $_____ and _____shares of stock of no par value to $_____ consisting of _____ shares of the par value of _____ and _____ shares of no par value.

     The total amount of capital stock already authorized is $______ .

     The amount of the increased capital stock which is proposed to issue at once and which will be paid in cash is as follows:

                    shares having a par value of $______
                    (common    $_____
per share is        (
                    (preferred $_____
                                             ( common   $_____
     shares having no par value is           (
                                             (preferred $_____

     The amount of the increased capital stock which is proposed to issue at once for property and appraised value thereof is as follows:

                         shares having a par value of $

                         (common    $______
per share is             (
                         (preferred $______
                                             ( common $_____
     shares having no par value is           (
                                             (preferred $_____

     The location and a general description of such property is as follows:

The fees required are covered by Sections 96, 97, 105 and 129 of the General Corporation Act.

     Blanks for filing amendments where the notice prescribed by statute is waived will be furnished upon request.

FILED
FEB 25 1930
/s/ William J. Stratton, Sec'y of State

     In case additional space is required insert sheets of legal cap paper here, leaving two inches at top of each sheet for purpose of binding in the certificate.





     Affix Corporate Seal          Attest:    /s/ Albert S. Tossell
          Here.                               ---------------------
                                                  Secretary.





                             Certificate Number 5683

                                STATE OF ILLINOIS

                                    OFFICE OF

                             THE SECRETARY OF STATE

To all to whom these Presents Shall Come, Greeting:

     Whereas, from a certificate duly signed and verified under oath filed in the Office of the Secretary of State on the 10th day of March A.D., 1931 it appears that at a meeting of the stockholder of the THE PEOPLES GAS LIGHT AND COKE COMPANY duly convened a resolution was passed to increased capital stock in accordance with the provisions of an Act entitled "AN ACT IN RELATION TO CORPORATIONS FOR PECUNIARY PROFIT" approved June 28, 1919, in force July 1, 1919, and all acts amendatory thereof, a copy of which certificate is hereto attached;

     Now Therefore, I, William J. Stratton, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby certify that THE PEOPLES GAS LIGHT AND COKE COMPANY has legally increased capital stock from $75,000,000.00 TO $100,000,000.00 as provided in the aforesaid Act.

               In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois. Done at the City of Springfield this 10th day of March A.D. 1931 and of the Independence of the United States the one hundred and 55th.
                                                       WILLIAM J. STRATTON
                                                       -------------------
                                                       Secretary of State


     SEAL

NOTICE: -- Before attempting to execute this certificate please read instructions on the back thereof.

                                    FORM "I."

                  THIS CERTIFICATE MUST BE FILED IN DUPLICATE.   PAID
                                                                 MAR 7-1931
STATE OF ILLINOIS,  )                                            $
County of COOK      ) ss.

     I hereby certify that at the annual meeting of the Stockholders of THE PEOPLES GAS LIGHT AND COKE COMPANY held at 122 South Michigan Avenue, Chicago, Illinois on 24th day of February, A.D. 1931 at eleven o'clock A.M. pursuant to notice required by law, which said notice was delivered personally or deposited in the post office properly posted at least ten days before the time fixed for such meeting, properly addressed to each Stockholder, signed in the manner provided in the by-laws of said Corporation, stating the time, place and object of such meeting.

     The following resolution was adopted, at least two-thirds of all the votes represented by the whole stock of said Corporation issued and outstanding voting therefor:

     RESOLVED that the Articles of Incorporation of The Peoples Gas Light and Coke Company be, and they hereby are, amended by increasing the capital stock from seventy-five million dollars ($75,000,000), consisting of seven hundred fifty thousand (750,000) shares of the par value of one hundred dollars ($100) per share to one hundred million dollars ($100,000,000), consisting of one million (1,000,000) shares of the par value of one hundred dollars ($100) per share; and

     BE IT FURTHER RESOLVED that the shares of stock representing such increased capital stock of the Company shall be issued from time to time in the future as and when the Board of Directors may decide that new capital is necessary for corporate purposes.

     The total amount of capital stock already authorized is $75,000,000.

     The amount of the additional capital stock authorized is $25,000,000.

     The total aggregate capital stock authorized is $100,000,000.

     None of said additional authorized capital stock is to be issued at once.



Affix Corporate Seal                    ATTEST: /s/ Albert S. Tossell
     Here.                                      ---------------------
                                                  Secretary.

In case additional space is required insert sheets of legal cap paper here, leaving two inches at top of each sheet for purpose of binding in the certificate.













     It has been certified that the "capital stock" mentioned herein is understood to mean "stated capital" and this amendment is accepted with that understanding and with the further understanding that this will be amended at the next meeting of the board of directors, of the Company.







     SEAL













          Affix Corporate Seal               Attest:__________________________
               Here.                                             Secretary.

STATE OF ILLINOIS,  )
County of COOK      ) ss.

     I, George F. Mitchell being duly sworn, declare on oath that I am President of the Corporation mentioned in the foregoing certificate, and that the statements therein made are true in substance and in fact.

     IN WITNESS WHEREOF, I have hereunto set my hand, and caused the seal of said Corporation to be affixed, this 6th day of March, A. D. 1931
                                                  /s/ George F. Mitchell
                                                  ----------------------
                                                            President.

     Subscribed and sworn to before me this 6th day of March, A.D. 1931.
                                                  /s/ Olga M. Schiemann
                                                  ---------------------
                                                       Notary Public.
(Notarial
  Seal)
                                    FORM "I."
                              Box 765     No. 37845

                     ---------------------------------------
                     ---------------------------------------
                                   CERTIFICATE
                                       of
           INCREASE OF CAPITAL STOCK from $75,000,000 to $100,000,000.
                                       of
                    The Peoples Gas Light and Coke Company.

                    ----------------------------------------
                    ----------------------------------------
     NOTICE: This certificate may be used in making all amendments to the Articles of Incorporation other than dissolution and consolidation of corporations. In case of decrease in capital stock you should insert in the certificate a clause substantially as follows:

     RESOLVED, That the capital stock is hereby DECREASED from $_____ consisting of _____ shares of the par value of $_____ and _____ shares of stock of no par value to $_____ consisting of _____ shares of the par value of $_____ and _____ shares of no par value.

     The amount of the capital stock issued and outstanding is _____ and the manner by which the decrease is effected is as follows, to-wit:

     If the capital stock is increased, the resolution should be substantially in the following form:

     RESOLVED, That the capital stock is hereby INCREASED from $_____ consisting of _____ shares of the par value of $_____ and _____ shares of stock of no par value to $_____ consisting of _____ shares of the par value of $_____ and _____ shares of no par value.

     The total amount of capital stock already authorized is $_____.

     The amount of the increased capital stock which is proposed to issue at once and which will be paid in each is as follows:

           _____    shares having a par value of $_____

                              (common    $_____
     per share is             (preferred $_____
                    shares having no par value is      (common    $_____
                                                       (preferred $_____

     The amount of the increased capital stock which is proposed to issue at once for property and appraised value thereof is as follows:

                     _____    shares having a par value of $_____

                              (common    $_____
     per share is             (preferred $_____
                                                  (common    $_____
          shares having no par value is           (preferred $_____

     The location and a general description of such property is as follows:_____

     The fees required are covered by Sections 96, 97, 105 and 129 of the General Corporation Act.

     Blanks for filing amendments where the notice prescribed by statute is waived will be furnished upon request.

FILED
MAR 10 1931
WILLIAM J. STRATTON
Secretary of State

                             Certificate Number 9340

                                STATE OF ILLINOIS

                                    OFFICE OF

                             THE SECRETARY OF STATE

To all to whom these Presents Shall Come, Greeting:

     Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of THE PEOPLES GAS LIGHT AND COKE COMPANY have been filed in the Office of the Secretary of State on the 11th day of March A.D. 1941, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

     Now Therefore, I, EDWARD J. HUGHES, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois. Done at the City of Springfield this 11th day of March A.D. 1941 and of the Independence of the United States the one hundred and 65th.


                                             /s/ Edward J. Hughes
                                             --------------------
                                             SECRETARY OF STATE.


     (SEAL)

                                                       DATE 3-11-41
                                                       FILLING FEE $20.00
                                                       CLERK   WEL

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                        THE PEOPLES GAS LIGHT AND COMPANY

To EDWARD J. HUGHES
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST:  The name of the corporation is:

                     THE PEOPLES GAS LIGHT AND COKE COMPANY

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

     WHEREAS, this Company has reacquired 20,573 shares of its issued and outstanding capital stock, the ownership of which by the Company or its wholly owned subsidiary, Peoples Gas Subsidiary Corporation, prior to july 13, 1933, cannot be established, and in order to effectively cancel the said shares of stock it is required that the same be done by amendment to the Company's Articles of Incorporation:

     THEREFORE, RESOLVED, that the articles of incorporation of this Company be and the same hereby are, amended by canceling said 20,573 shares of the capital stock of the Company, and that the said amendment shall be effective in such manner that the shares so canceled shall thereafter have the status of authorized and unissued shares of stock of the company, thereby reducing the issued capital stock of this Company to 656,000 shares having a par value of $100 per share and leaving the authorized stock of this Company at 1,000,000 shares.

(Disregard separation into         ARTICLE THIRD:  The number of shares of the
classes if class voting does       corporation outstanding at the time of the
not apply to the amendment         adoption of said amendment or amendments was
voted on.)                         656,000; and the number of shares of each
                                   class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                                        Class          Number  of Shares

                                   Capital Stock            656,000.
                                   (only one class)

                                   The 20,573 shares mentioned in said amendment are held in the treasury of the corporation and are being canceled.

(Disregard separation into         ARTICLE FOURTH: The number of shares voted
classes if class voting does not   for said amendment or amendments was 541,348;
apply to the amendment voted)      and the number of shares voted against said
on)                                amendment or amendments was 1,818.  The
                                   number of shares of each class entitled to
                                   vote as a class voted for and against said
                                   amendment or amendments, respectively, was:
                                   Class               Number of Shares Voted
                                                         For         Against

                                   Capital Stock
                                   (only one class)    541,348        1,818

(Disregard this Article where the  ARTICLE FIFTH:  The manner in which the
amendments contain no such         exchange, reclassification, or cancellation
provisions.)                       of issued shares, or the reduction of the
                                   number of authorized shares of any class below the number of issued shares of that class, provided for said amendment or amendments, shall be effected, is as follows:

                                   Upon the effective date of said amendment all of the shares therein referred to will be canceled upon the records of the corporation. All certificates for said shares have been canceled upon their face.

Disregard this Paragraph where     ARTICLE SIXTH:  Paragraph 1:  The manner in
amendments do not affect stated    which said amendment or amendments effecting
capital or paid-in surplus.)       a change in the amount of stated capital or
                                   the amount of paid-in surplus, or both, is effected is as follows:

                                   Upon the effective date of said amendment, the stated capital of the Company automatically will be reduced by the amount of $2,057,300, such amount being the aggregate stated value of the shares referred to in said amendment. No paid-in surplus will be created by or arise out of such reduction of stated capital for the reason that the stated capital represented by said shares does not exceed the cost thereof to the Company.

(Disregard this Paragraph where    Paragraph 2:  The amounts of stated capital
amendments do not affect stated    and of paid-in surplus as changed by said
capital and paid-in surplus.)      amendment or amendments  are as follows:

                                             Before Amendment    After Amendment

                              Stated capital   $67,657,300.00    $65,600,000.00
                              Paid-in surplus  $ None            $ None


     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its President, and its corporate seal to be hereto affixed, attested by its Secretary, this twenty-seventh day of February, 1941.

                                   THE PEOPLES GAS LIGHT AND COKE COMPANY.
                                   ---------------------------------------
     (CORPORATE SEAL)              By  /s/ George F. Mitchell
                                       ----------------------------
                                             Its President

ATTEST:
/s/ J. A. Cunningham
---------------------
     Its Secretary


STATE OF Illinois,  )
COUNTY OF Cook      ) ss.

     I, Dolly Egan a Notary Public, do hereby certify that on the 27th day of February, 1941, G. F. Mitchell personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.
                                                            /s/ Dolly Egan
                                                            ---------------
                                                            Notary Public.
(Notarial Seal)

                             Box 765     File 37845

                    ------------------------------------
                    ------------------------------------
                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                     THE PEOPLES GAS LIGHT AND COKE COMPANY

                            Decreased stated capital


                                      FILED
                                   MAR 11 1941
                              /s/ Edward J. Hughes
                               Secretary of State


                                Filing Fee $20.00

                    -----------------------------------
                    -----------------------------------

                            Certificate Number _____

                                STATE OF ILLINOIS

                                    OFFICE OF

                             THE SECRETARY OF STATE




To all to whom these Presents Shall Come, Greeting:

     Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of THE PEOPLES GAS LIGHT AND COKE COMPANY have been filed in the Office of the Secretary of State on the 10th day of April A.D. 1952, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

     Now Therefore, I, EDWARD J. BARRETT, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 10th day of April A.D. 1952 and of the Independence of the United States the one hundred and 76th.


                                             /s/ Edward J. Barrett
                                             ---------------------
(SEAL)                                       SECRETARY OF STATE.

                  CERTIFICATE OF INCREASE OF THE CAPITAL STOCK
                                       OF
                     THE PEOPLES GAS LIGHT AND COKE COMPANY

                                                       PAID
                                                       $ 20.00
                                                       APR 10 1952
To   EDWARD J. BARRETT                                 /s/ Edward J. Barrett
     Secretary of State                                Secretary of State
     Springfield, Illinois                             By _____ Corp. Dept.

     The undersigned corporation, having increased its capital stock pursuant to the Act under which it was organized, as amended, hereby executes the following Certificate in manner consistent with the procedural provisions of Section 55 of "The Business Corporation Act" of the State of Illinois:

     FIRST:  The name of the corporation is:

                                   THE PEOPLES GAS LIGHT AND COKE COMPANY.

     SECOND: THE PEOPLES GAS LIGHT AND COKE COMPANY, a corporation organized under an Act of the General Assembly of the State of Illinois entitled "An Act to incorporate The Peoples Gas Light and Coke Company", approved February 12, 1855, as amended by an Act entitled "An Act to amend an Act entitled 'An Act to incorporate The Peoples Gas Light and Coke Company'", approved February 7, 1865, has, under and by virtue of the power and authority conferred by said Acts, and in manner consistent with procedural provisions of "The Business Corporation Act" of the State of Illinois, increased the capital stock of said corporation (shares which the corporation is authorized to issue) as hereinafter set forth.
     (a) The board of directors of the corporation directed that a resolution providing for an increase of the capital stock of said corporation (shares which the corporation is authorized to issue) be submitted to the stockholders at the annual meeting of the stockholders of said corporation to be held on the 3rd day of April, 1952.

     (b) The stockholders of said corporation at the annual meeting of stockholders held on the 3rd day of April, 1952, by the affirmative vote of the holders of 787,707 shares, constituting more than 75 per cent of the issued and outstanding capital stock of said corporation, adopted the following resolution:

     "RESOLVED, that if the holders of at least 75 per cent of the outstanding capital stock of this corporation shall vote in favor thereof, the capital stock of this corporation (shares which the corporation is authorized to issue) be, and it hereby is, increased from One Hundred Million Dollars to Two Hundred Million Dollars (from 1,000,000 shares all of the same class to 2,000,000 shares of the same class and of the par value, as fixed by the by-laws, of $100 per share), and that the additional shares of stock hereby authorized may be issued at such time or times and for such considerations not less than the par value thereof as the Board of Directors may prescribe."

     (c) At the time of the adoption of said resolution, the number of shares of stock of said corporation issued and outstanding was 933,578 shares of capital stock; 787,707 of which shares were voted for, and 9,551 shares were voted against, the said increase in capital stock.

     IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate to be executed in its name by its Vice President, and its corporate seal to be hereto affixed, attested by its Secretary, this 7th day of April, 1952.

                                   THE PEOPLES GAS LIGHT AND COKE COMPANY

                                   By  /s/ Eskil I. Bjork
                                       ----------------------------------
                                             Its Vice President.
ATTEST:
/s/ Remick McDowell
---------------------
     Its Secretary.

STATE OF ILLINOIS   )
                    ) ss.
COUNTY OF COOK      )

     I, /s/ Dolly Egan, a Notary Public, do hereby certify that on the 7th day of April, 1952, Eskil I. Bjork personally appeared before me and, being first duly sworn by me, acknowledge that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, have hereunto set my hand and seal the day and year before written.

                                                  /s/ Dolly Egan
                                                  -----------------
                                                  Notary Public.


FILED
April 10 1952
/s/ Edward J. Barrett
     Sec'y of State




                            Certificate Number _____

                                STATE OF ILLINOIS

                                    OFFICE OF

                             THE SECRETARY OF STATE

     To all to whom these Presents Shall Come, Greeting:

     Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of THE PEOPLES GAS LIGHT AND COKE COMPANY have been filed in the Office of the Secretary of State on the 10th day of April A.D. 1957, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

     Now Therefore, I, CHARLES F. CARPENTIER, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 10th day of April A.D. 1957 and of the Independence of the United States the one hundred and 81st.

(SEAL)                                       /s/ Charles F. Carpentier
                                             -------------------------
                                             SECRETARY OF STATE.

                  CERTIFICATE OF CHANGE IN THE PAR VALUE AND IN

                    THE NUMBER OF SHARES OF THE CAPITAL STOCK

                                       OF

                     THE PEOPLES GAS LIGHT AND COKE COMPANY


To   CHARLES F. CARPENTIER
     Secretary of State
     Springfield, Illinois


     The undersigned corporation, having changed the par value and increased the number of shares into which its capital stock is divided in accordance with its by-laws, pursuant to the Act under which it was organized, as amended, hereby executes the following Certificate in manner consistent with the procedural provisions of Section 55 of "The Business Corporation Act" of the State of Illinois.

     FIRST:    The name of the corporation is:

               THE PEOPLES GAS LIGHT AND COKE COMPANY.

     SECOND: THE PEOPLES GAS LIGHT AND COKE COMPANY, a corporation organized under an Act of the General Assembly of the State of Illinois entitled "An Act to incorporate The Peoples Gas Light and Coke Company", approved February 12, 1855, as amended by an Act entitled "An Act to amend an Act entitled 'An Act to incorporate The Peoples Gas Light and Coke Company'", approved February 7, 1865, has, under and by virtue of the power and authority conferred by said Acts, and in manner consistent with procedural provisions of "The Business Corporation Act" of the State of Illinois, changed the par value of the capital stock of said corporation (shares which the corporation is authorized to issue) as hereinafter set forth.
     (a) The board of directors of the corporation adopted a resolution dividing the authorized capital stock of the corporation amounting to $200,000,000, of which $123,020,300 is now outstanding and $76,979,700 is unissued, into 8,000,000 shares, all of the same class, having a par value as provided in the by-laws, as amended, of $25 per share, thereby changing the number of issued and outstanding shares of capital stock of the corporation from 1,230,203 shares having a par value of $100 per share to 4,920,812 shares having a par value of $25 per share, and changing the number of unissued shares of capital stock of the corporation from 769,797 shares having a par value of $100 per share to 3,079,188 shares having a par value of $25 per share, without the capital of the corporation being increased or decreased, and changing and converting each share of the capital stock of the corporation having a par value of $100, as theretofore authorized, including the outstanding as well as the unissued shares, into four shares of the capital stock of the corporation of the par value of $25 each, subject to the approval of the holders of at least 75 per cent of the outstanding capital stock of the corporation, and providing that the resolution set forth in paragraph (b) following be submitted to a vote of the stockholders at the annual meeting of stockholders of said corporation to be held on the 4th day of April, 1957.

     (b) The stockholders of said corporation at the annual meeting of stockholders held on the 4th day of April, 1957, by the affirmative vote of the holders of 1,072,665 shares, constituting more than 75 per cent of the issued and outstanding capital stock of said corporation, adopted the following resolution:

     "RESOLVED that the action of the Board of Directors of this corporation in dividing the authorized capital stock of this corporation amount to $200,000,000, of which $123,020,300 is now outstanding and $76,979,700 is unissued, into 8,000,000 shares, all of the same class, having a par value, as fixed by the by-laws as amended, of $25 per share, thereby changing the number of issued and outstanding shares of the capital stock of this corporation from 1,230,203 shares having a par value of $100 per share to 4,920,812 shares having a par value of $25 per share, and changing the number of unissued shares of the capital stock of this corporation from 769,797 shares having a par value of $100 per share to 3,079,188 shares having a par value of $25 per share, without the capital of the corporation being increased or decreased, and in changing and converting each of the shares of the capital stock of this corporation of the par value of $100, including the outstanding as well as the unissued shares, into four shares of the capital stock of this corporation of the par value of $25 each, such shares as are outstanding immediately prior to such change becoming effective to be evidenced, upon such change becoming effective, by the then outstanding certificates continuing to represent, until otherwise changed or exchanged, the same number of shares as stated in said certificates but such shares shall be deemed to have a par value of $25 each, and by certificates representing three additional shares of the par value of $25 per share for each of such shares so outstanding, to be sent to stockholders of record as of the close of business on the date the change becomes effective, be, and the same hereby is, approved."

     (c) At the time of the adoption of said resolution, the number of shares of stock of said corporation (prior to the time such change in par value and division of shares became effective) issued and outstanding was 1,230,203 shares of capital stock; 1,072,665 of which were voted for, and 6,380 shares were voted against, the said resolution.

     IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate to be executed in its name by its President, and its corporate seal to be hereto affixed, attested by its Secretary, this 8th day of April, 1957.

                              THE PEOPLES GAS LIGHT AND COKE COMPANY

                              By  /s/ Eskil I. Bjork
                                  -----------------------------
                                        Its President.

ATTEST:

/s/ Robert M. Drevs
------------------------------
         Its Secretary.

STATE OF ILLINOIS   )
                    ) ss.
COUNTY OF COOK      )

     I, /s/ Margaret M. Quan, a Notary Public do hereby certify that on the 8th day of April, 1957, Eskil I. Bjork personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                   /s/ Margaret M. Quan
                                   -------------------------------
                                             Notary Public



FILED
APR 8 1957
/s/ Charles F. Carpentier
Secretary of State




                            Certificate Number _____


                                STATE OF ILLINOIS

                                    OFFICE OF

                             THE SECRETARY OF STATE

     To all to whom these Presents Shall Come, Greeting:

     Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of THE PEOPLES GAS LIGHT AND COKE COMPANY have been filed in the Office of the Secretary of State on the 24th day of October A.D. 1961, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

     Now Therefore, I, CHARLES F. CARPENTIER, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 24th day of October A.D. 1961 and of the Independence of the United States the one hundred and 86th.

                                    /s/ Charles F. Carpentier
                                    ------------------------------
(SEAL)                                  SECRETARY OF STATE.

                  CERTIFICATE OF INCREASE OF THE CAPITAL STOCK

                                       and

                   CERTIFICATE OF CHANGE IN THE PAR VALUE AND

                  IN THE NUMBER OF SHARES OF THE CAPITAL STOCK

                                       of

                     THE PEOPLES GAS LIGHT AND COKE COMPANY

                                                  PAID
To   CHARLES F. CARPENTIER                        $ 20.00
     Secretary of State                           OCT 24 1961
     Springfield, Illinois                        /s/ Charles F. Carpentier
                                                  Secretary of State

     The undersigned corporation, having increased its capital stock pursuant to the Act under which it was organized, as amended, and having increased the number of shares into which such capital stock is divided and changed such shares from a par value of $25 per share to shares without par value in accordance with its by-laws, pursuant to said Act, as amended, hereby executes the following Certificate in manner consistent with the procedural provisions of
Section 55 of "The Business Corporation Act" of the State of Illinois.

     FIRST:  The name of the corporation is:

          THE PEOPLES GAS LIGHT AND COKE COMPANY.

     SECOND: THE PEOPLES GAS LIGHT AND COKE COMPANY, a corporation organized under an Act of the General Assembly of the State of Illinois entitled "An Act to incorporate The Peoples Gas Light and Coke Company", approved February 12, 1855, as amended by an Act entitled "An Act to amend an Act entitled 'An Act to incorporate The Peoples Gas Light and Coke Company'", approved February 7, 1865, has, under and by virtue of the power and authority conferred by said Acts, and in manner consistent with procedural provisions of "The Business Corporation Act" of the State of Illinois, (a) increased the capital stock of said corporation (shares which the corporation is authorized to issue) and (b) changed the capital stock of said corporation (shares which the corporation is authorized to issue) from shares having a par value of $25 each to shares without par value, as hereinafter set forth.
     (1) The board of directors of the corporation directed that a resolution providing for an increase of the capital stock of said corporation (shares which the corporation is authorized to issue) from $200,000,000 to $300,000,000 be submitted to the stockholders at a special meeting of the stockholders of said corporation called to be held on the 19th day of October, 1961.

     (2) The board of directors of the corporation also adopted a resolution dividing the said $300,000,000 of authorized capital stock of the corporation, of which $188,296,832 is now outstanding, into 20,000,000 shares all of the same class without par value, as provided in the by-laws, as amended, and changing the number of issued and outstanding shares of capital stock of the corporation from 5,884,276 shares having a par value of $25 each to 11,768,552 shares without par value, with the said $188,296,832 of capital of the corporation being increased or decreased, and changing the number of unissued shares of the capital stock of the corporation to 8,231,448 shares without par value, and changing and converting each of said outstanding 5,884,276 shares of the capital stock of this corporation having a par value of $25 each into two shares of the capital stock of this corporation without par value, subject to the approval of the holders of at least 75 per cent of the outstanding capital stock of the corporation, and providing that the resolution set forth in paragraph (3) following be submitted to a vote of the stockholders at a special meeting of the stockholders of the corporation to be held on the 19th day of October, 1961.

     (3) The stockholders of said corporation at the special meeting of stockholders held on the 19th day of October, 1961, by the affirmative vote of the holders of 5,260,005 shares, constituting more than 75 per cent of the issued and outstanding capital stock of said corporation, adopted the following resolution:

     "RESOLVED (a) that if the holders of at least 75% of the outstanding capital stock of this Company shall vote in favor thereof, the capital stock of this Company (shares which the Company is authorized to issue) be and it hereby is increased from $200,000,000 to $300,000,000 (from 3,000,000 shares all of the same class having a par value of $25 per share to 20,000,000 shares all of the same class without par value as fixed by the by-laws as amended) and that the actions of the Board of Directors of this Company in dividing said $300,000,000 of authorized capital stock of this Company into 20,000,000 shares all of the same class without par value, as fixed by the by-laws as amended, and changing the 5,884,276 shares of the capital stock of this Company having a par value of $25 each, presently issued and outstanding, to 11,768,552 shares without par value, without increasing or decreasing the $188,295,832 of stated capital of the Company represented by the said outstanding shares, and in changing the number of unissued shares of the capital stock of this Company to 8,231,448 shares without par value, and in changing and converting each of the said outstanding 5,884,276 shares of the capital stock of this Company having a par value of $25 each into two shares of the capital stock of this Company without par value, such shares as are outstanding immediately prior to such change becoming effective to be evidenced, upon such change becoming effective, by the then outstanding certificates continuing to represent, until otherwise changed or exchanged, the same number of shares as stated in said certificates but such shares shall be deemed to be without par value, and by certificates representing one additional share without par value for each of such shares so outstanding to be sent to stockholders of record as of the close of business on the date the change becomes effective, be, and the same hereby are, approved, and that the said 8,231,448 unissued shares without par value may be issued at such time or times and for such consideration as the Board of Directors may prescribe;"

     (4) At the time of the adoption of said resolution, the number of shares of said corporation (prior to the time such change in par value and division of shares became effective) issued and outstanding was 5,884,276 shares of capital stock, 5,260,005 shares of which were voted for and 18,383 shares of which were voted against the said resolution.

     IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate to be executed in its name by its Vice President and its corporate seal to be hereto affixed, attested by its Secretary, this 23rd day of October, 1961.

                                   THE PEOPLES GAS LIGHT AND COKE COMPANY

                                   By  /s/ Robert M. Drevs
                                       --------------------------
                                        Its Vice President

ATTEST:

/s/ E. M. Taber
-------------------
   Its Secretary

STATE OF ILLINOIS   )
                    ) ss.
COUNTY OF COOK      )

     I, /s/ Walter J. McElligott, a Notary Public, do hereby certify that on the 23rd day of October, 1961, Robert M. Drevs personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                   /s/ Walter J. McElligott
                                   --------------------------------
                                         Notary Public





                            Certificate Number _____

                                STATE OF ILLINOIS

                                    OFFICE OF

                             THE SECRETARY OF STATE

     To all to whom these Presents Shall Come, Greeting:

     Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of THE PEOPLES GAS LIGHT AND COKE COMPANY have been filed in the Office of the Secretary of State on the 5th day of April A.D. 1962, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

     Now Therefore, I, CHARLES F. CARPENTIER, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 5th day of April A.D. 1962 and of the Independence of the United States the one hundred and 86th.

                                             /s/ Charles F. Carpentier
                                             ----------------------------
(SEAL)                                            SECRETARY OF STATE.

Form BCA-55                                       (Do not write in this space)
                                                  Date Paid  4-5-62
                                                  License Fee    $
                                                  Franchise Tax  $
                                                  Filing Fee     $20.00
                                                  Clerk     L

                               (File in Duplicate)

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                    (CHARTER)

                                       OF

                        THE PEOPLES GAS LIGHT AND COMPANY
                        ---------------------------------
                             (Exact Corporate Name)

To CHARLES F. CARPENTIER,                              PAID
Secretary of State                                     APR-5 1962
Springfield, Illinois                                  /s/ Charles F. Carpentier
                                                       Secretary of State

     The undersigned corporation, for the purpose of amending its Articles of Incorporation (Charter) and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST:  The name of the corporation is:

                     THE PEOPLES GAS LIGHT AND COKE COMPANY

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

     RESOLVED that, if the holders of 75% or more of the outstanding capital stock of the Company shall vote in favor thereof, the Articles of Incorporation (Charter) of this Company be amended in the following respects:

     The Board of Directors shall consist of not less than three stockholders. Subject to such limitation, the number of directors shall consist of such number of stockholders as shall be fixed by the by-laws and may be increased or decreased by amendment to the by-laws.

(Disregard separation into         ARTICLE THIRD:  The number of shares of the
classes if class voting does       corporation outstanding at the time of the
not apply to the amendment         adoption of said amendment or amendments
voted on.)                         was 11,780,638; and the  number of shares of
                                   each class entitled to vote as a class on the
                                   adoption of said amendment or amendments, and
                                   the designation of each such class were as
                                   follows:
                                        Class               Number  of Shares

(Disregard separation into         ARTICLE FOURTH: The number of shares voted
classes if class voting does not   for said amendment or amendments was
apply to the amendment voted       10,255,011; and the number of shares voted
on.)                               against said amendment or amendments was
                                   45,197.  The number of shares of each class
                                   entitled to vote as a class voted for and
                                   against said amendment or amendments,
                                   respectively, was:
                                   Class          Number of Shares Voted
                                                  For            Against


(Disregard these items unless      Item 1.  On the date of the adoption of this
the amendment restates the         amendment restating the articles of
articles of incorporation.)        incorporation, the corporation had _____ shares
                                   issued, itemized as follows:

                                             Series         Number of      Par value per share or statement
                                   Class     (If Any)       Shares         that shares are without par value


                                   Item 2.  On the date of the adoption of this
                                   amendment restating the articles of
                                   incorporation, the corporation had a stated capital of $_____ and a paid-in surplus of $_____ or a total of $_____.

(Disregard this Article where      ARTICLE FIFTH:  The manner in which the
this amendment contains no         exchange, reclassification, or
such provisions.)                  cancellation of issued shares, or a
                                   reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

(Disregard this Paragraph          ARTICLE SIXTH:  Paragraph 1:  The manner in
where amendment does not           which said amendment or amendments effect
affect stated capital or paid-in   a change in the amount of stated capital or
surplus.)                          the amount of paid-in surplus, or both, is as
                                   follows:

(Disregard this Paragraph          Paragraph 2:  The amounts of stated capital
where amendment does not           and of paid-in surplus as changed by this
affect stated capital or paid-in   amendment are as follows:
surplus.)
                                        Before Amendment       After Amendment
                                   Stated capital     $          $
                                   Paid-in surplus    $          $

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its_______ President, and its corporate seal to be hereto affixed, attested by its______ Secretary, this 5th day of April, 1962.

                                   THE PEOPLES GAS LIGHT AND COKE COMPANY
                                   --------------------------------------
                                        (Exact Corporate Name

     Place
(CORPORATE SEAL)                   By /s/ L. A. Brandt
     Here                             -------------------------
                                        Its President

ATTEST:

 /s/ E. M. Taber
 ---------------------
    Its Secretary

STATE OF ILLINOIS   )
                    ) ss.
COUNTY OF COOK      )
     I, Walter J. McElligott, a Notary Public, do hereby certify that on the 5th day of April, 1962, L. A. Brandt personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                               /s/ Walter J. McElligott
                              -----------------------------------
                                   Notary Public

     Place
(NOTARIAL SEAL)
     Here

Form BCA-55
                             Box 765       File 845

                    ------------------------------------------
                    ------------------------------------------
                              ARTICLES OF AMENDMENT

                                     to the

                            ARTICLES OF INCORPORATION

                                    (CHARTER)

                                       of

                     THE PEOPLES GAS LIGHT AND COKE COMPANY
                     --------------------------------------


                                      FILED

                                   APR-5 1962
                            /s/ Charles F. Carpentier
                               Secretary of State


                                FILE IN DUPLICATE

                                Filing Fee $20.00

                    Filing Fee for Re-Stated Articles $50.00

                    ----------------------------------------
                    ----------------------------------------

                            Certificate Number_______
                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE

               To all to whom these Presents Shall Come, Greeting:

     Whereas, Articles of amendments to the Articles of Incorporation duly signed and verified of THE PEOPLES GAS LIGHT AND COKE COMPANY have been filed in the Office of the Secretary of State on the 1st day of April A.D. 1965, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

     Now Therefore, I, PAUL POWELL, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois. Done at the City of Springfield this 1st day of April A.D. 1965 and of the Independence of the United States the one hundred and 89th.

                                        /s/Paul Powell
                                        ----------------------
                                        Secretary of State

                                             Do not write in this space)
                                             Date Paid           4-1-65
                                             License Fee    $
                                             Franchise Tax  $
                                             Filing Fee     $ 20.00
                                             Clerk   GP

                               (File in Duplicate)
                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                    (CHARTER)
                                       OF

                     THE PEOPLES GAS LIGHT AND COKE COMPANY
                     --------------------------------------
                             (Exact Corporate Name)

To PAUL POWELL,
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation (Charter) and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST:  The name of the corporation is:

                     THE PEOPLES GAS LIGHT AND COKE COMPANY

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

     RESOLVED that, if 75% or more of the outstanding shares of capital stock of the Company shall be voted in favor thereof, the Charter of this Company is hereby amended by adding thereto the following additional corporate powers:

     To engage in any business activity intended to promote or protect the distribution, sale, consumption or use of gas by the Company in the Chicago metropolitan area and surrounding areas in any manner and for any purpose for which gas is or may be used or applied, including but not limited to the business of producing, generating, selling or distributing other forms of energy, chemicals, other products or by-products derived or resulting from the consumption, conversion or other utilization of gas.

                                   (continued)

     To purchase, construct, manufacture or otherwise acquire, operate, maintain, finance, sell, lease or otherwise deal in or with, either directly or indirectly or in participation with other persons, firms, or corporations, any property, real or personal, or interests therein, including plants, pipelines, production, storage and distribution facilities, machinery, equipment, appliances, and other facilities of all kinds, wherever located, necessary or appropriate for the furtherance of any of the Company's corporate powers.

     To invest in, make loans or advances to, or finance the obligations of, other persons, firms, or corporations in furtherance of any of the Company's corporate powers.

(Disregard separation into         ARTICLE THIRD:  The number of shares of the
classes if class voting does       corporation outstanding at the time of the
not apply to the amendment         adoption of said amendment or amendments was
     voted on.)                    15,763,955; and the number of shares of each
                                   class entitled to vote as a class
                                   on the adoption of said amendment or
                                   amendments, and the designation of each such class were as follows:

                                        Class          Number  of Shares
                                   -------------       -----------------
                                   Capital Stock            15,763,955


(Disregard separation into         ARTICLE FOURTH: The number of shares voted
classes if class voting does not   for said amendment or amendments was
apply to the amendment voted       14,169,172; and the number of shares voted
on)                                against said amendment or amendments was
                                   30,908. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

                                   Class               Number of Shares Voted
                                   -----               ----------------------
                                                       For            Against
                                                       ---            -------
                                   Capital Stock     14,169,172       30,908


(Disregard these items unless      Item 1.  On the date of the adoption of this
the amendment restates the         amendment, restating the articles of
articles of incorporation.)        incorporation, the corporation had_____
                                   shares issued, itemized as follows:

                                          Series       Number of      Par value per share or statement
                                          -------      Shares         that shares are without par value
                                   Class (If Any)
                                   -----               ------         ---------------------------------


                                   Item 2.  On the date of the adoption of this
                                   amendment restating the articles of
                                   incorporation, the corporation had a stated capital of $____ and a paid-in surplus of $____ or a total of $_____

(Disregard this Article where      ARTICLE FIFTH:  The manner in which the
this amendment contains no         exchange, reclassification, or cancellation
such provisions.)                  of issued shares, or a reduction of the
                                   number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

(Disregard this Paragraph          ARTICLE SIXTH:  Paragraph 1:  The manner in
where amendment does not           which said amendment or amendments effect a
affect stated capital or paid-in   change in the amount of stated capital or the
surplus.)                          amount of paid-in surplus, or both, is as
                                   follows:

(Disregard this Paragraph          Paragraph 2:  The amounts of stated capital
where amendment does not           and of paid-in surplus as changed by this
affect stated capital or paid-in   amendment are as follows:
surplus.)
                                   Before Amendment              After Amendment

                                   Stated capital    $      $
                                   Paid-in surplus   $      $

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its President, and its corporate seal to be hereto affixed, attested by its Secretary, this 1st day of April, 1965.

                                   THE PEOPLES GAS LIGHT AND COKE COMPANY
                                   --------------------------------------
                                        (Exact Corporate Name)

     Place
(CORPORATE SEAL)                   By /s/L.A. Brandt
                                      ---------------------
     Here                               Its President

ATTEST:

/s/J.M. Wells
-------------------------------
      Its Secretary

STATE OF ILLINOIS   )
                    ) ss.
COUNTY OF COOK      )

     I. /s/Frank Navigato, a Notary Public, do hereby certify that on the 1st day of April 1965, L. A. Brandt personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                        /s/Frank Navigato
                                        ---------------------------
                                             Notary Public


Place
(NOTARIAL SEAL)
Here

                                   Form BCA-55

                             Box 765       File 845

                      -------------------------------------
                      -------------------------------------

                              ARTICLES OF AMENDMENT

                                     to the

                            ARTICLES OF INCORPORATION

                                    (CHARTER)

                                       of

                     THE PEOPLES GAS LIGHT AND COKE COMPANY
                     --------------------------------------


                                      FILED

                                   APR 1, 1965

                                 /s/Paul Powell
                               Secretary of State

                                FILE IN DUPLICATE

                                Filing Fee $20.00

                    Filing Fee for Re-Stated Articles $50.00
                    ----------------------------------------
                    ----------------------------------------

                    Certificate Number ______________________

                                STATE OF ILLINOIS

                                    OFFICE OF

                             THE SECRETARY OF STATE

               To all to whom these Presents Shall Come, Greeting:

     Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of THE PEOPLES GAS LIGHT AND COKE COMPANY have been filed in the Office of the Secretary of State on the 20th day of June A.D. 1974, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.


     Now Therefore, I, MICHAEL J. HOWLETT, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

          In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 20th day of June A.D. 1974 and of the Independence of the United States the one hundred and 98th.

(SEAL)                                       /s/Michael J. Howlett
                                             -----------------------------
                                             SECRETARY OF STATE.

                                             (Do not write in this space)
                                             Date Paid          6-21-74
                                             License Fee    $
                                             Franchise Tax  $
                                             Filing Fee     $ 25.00
                                             Clerk   AP


                  CERTIFICATE OF INCREASE OF THE CAPITAL STOCK

                                       of

                     THE PEOPLES GAS LIGHT AND COKE COMPANY


To   Michael J. Howlett
     Secretary of State
     Springfield, Illinois


     The undersigned corporation having increased its capital stock pursuant to the Act under which it was organized hereby executes this Certificate in manner consistent with the procedural provisions of Section 55 of "The Business Corporation Act" of the State of Illinois.

     ARTICLE FIRST:  The name of the corporation is:

          THE PEOPLES GAS LIGHT AND COKE COMPANY

     ARTICLE SECOND: THE PEOPLES GAS LIGHT AND COKE COMPANY, a corporation organized under an Act of the General Assembly of the State of Illinois entitled "An Act to incorporate The Peoples Gas Light and Coke Company", approved February 12, 1855, as amended by an Act entitled "An Act to amend an Act entitled 'An Act to incorporate The Peoples Gas Light and Coke Company", approved February 7, 1865, has, under and by virtue of the power and authority conferred by said Acts, and in a manner consistent with the procedural provisions of "The Business Corporation Act" of the State of Illinois, increased the capital stock of the corporation, being the aggregate number of shares which the corporation is authorized to issue, from 20,000,000 to 40,000,000 shares divided into one (1) class, designated common shares, which shares are without par value.

     ARTICLE THIRD: The Board of Directors of the corporation in the resolutions providing for the increase in its capital stock directed that the increase in capital stock (being the number of shares which the corporation is authorized to issue) was subject to obtaining the consent and approval in writing of the corporation's stockholder to the action taken by the Board of Directors of the corporation as aforesaid, which consent and approval in writing, dated June 6,1974, was delivered to the corporation on said date.

     ARTICLE FOURTH: On the date of the execution and delivery of the written consent and approval of the corporation's stockholder referred to in Article Third above, the number of shares of said corporation issued and outstanding was 19,377,069 shares of capital stock, said written consent and approval having been executed and delivered by the holder of all of the issued and outstanding shares of the corporation.

     IN WITNESS WHEREOF, the undersigned corporation has caused this "Certificate of Increase of the Capital Stock of The Peoples Gas Light and Coke Company" to be executed in its name by its President, and its corporate seal to be hereto affixed, attested by its Secretary, this 17th day of June, 1974.

                                   THE PEOPLES GAS LIGHT AND COKE COMPANY

                                   By /s/George F. Morrow
                                      -------------------
                                   Its President

ATTEST:

/s/C. Freund
------------
Its Secretary

STATE OF ILLINOIS   )
                    ) ss.
COUNTY OF COOK      )

     I, Marilyn J. Yates, a Notary Public do hereby certify that on the 17th day of June, 1974, George L. Morrow personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                        /s/Marilyn J. Yates
                                        -------------------
                                        Notary Public
                                        MY COMMISSION EXPIRES
                                        JANUARY 7, 1978


                                0765   -   845-1

                                      FILED

                                  JUN. 20 1974

                              /s/Michael J. Howlett

                               Secretary of State

                           Certificate
                                      ----------------

                                STATE OF ILLINOIS

                                    OFFICE OF

                             THE SECRETARY OF STATE

               To all to whom these Presents Shall Come, Greeting:

     Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of THE PEOPLES GAS LIGHT AND COKE COMPANY have been filed in the Office of the Secretary of State on the 22nd day of December A.D. 1977, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

     Now Therefore, I, ALAN J. DIXON, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

          In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield, this 22nd day of December A.D. 1977 and of the Independence of the United States the two hundred and 2nd.

(SEAL)                                  /s/Alan J. Dixon
                                        --------------------------------
                                             SECRETARY OF STATE.

                                        (Do not write in this space)
                                        Date Paid         12-23-77
                                        License Fee    $
                                        Franchise Tax  $
                                        Filing Fee     $ 25.00
                                        Clerk     AP

                               (File in Duplicate)

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                    (CHARTER)
                                       OF

                     THE PEOPLES GAS LIGHT AND COKE COMPANY
                     --------------------------------------
                             (Exact Corporate Name)

To ALAN J. DIXON
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation (Charter) and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST:  The name of the corporation is:

                     THE PEOPLES GAS LIGHT AND COKE COMPANY

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

     (A) Pursuant to Section 157 of the Illinois Business Corporation Act (the "Act"), the Company hereby adopts all the rights, privileges, immunities and franchises provided by the Act namely each and every provision thereof and accepts all obligations and duties imposed by the Act.

     (B) The authority of THE PEOPLES GAS LIGHT AND COKE COMPANY (the "Company") to issue capital stock pursuant to its Charter is amended so as to read in its entirety as follows:

     Paragraph 1: The aggregate number of shares which the Company is authorized to issue is 41,000,000 divided into two classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

                    Series
                    -------        Number of   Par value per share or statement
     Class          (If Any)       Shares      that shares are without par value
     -----                         ------      ---------------------------------

$100 Cumulative     See Para-      1,000,000      $100.00
Preferred Stock     graph 2-I(a)

Common stock        None 40,000,000               without par value

     (2) The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                       I.  $100 CUMULATIVE PREFERRED STOCK

     (a) Issue of $100 Cumulative Preferred Stock in Series. Authority is hereby expressly vested in the Board of Directors to divide, and to provide for the issue from time to time of, the $100 Cumulative Preferred Stock in series, and to fix and determine as to each such series:

          (1) the designation of, and the number of shares to be issuable, in such series;

          (2) the dividend rate per annum for the shares of such series, expressed either as a dollar amount per share or as a percentage of the par value thereof, and the time of payment of such dividends;

          (3) the price or prices at which, and the terms and conditions on which, such shares may be redeemed;

          (4) the amount payable upon each of such shares in the event of voluntary dissolution, liquidation or winding up of the Company;

          (5) the amount payable upon each of such shares in the event of involuntary dissolution, liquidation or winding up of the Company;

          (6) sinking fund provisions, if any, for the redemption or purchase of such shares (the term "sinking fund", as used herein, including any analogous fund, however designated);

          (7) if such shares are to be issued with the privilege of conversion into shares of the Common Stock the terms and conditions on which such shares may be so converted; and

          (8) other special rights and privileges of shares of such series as shall not be inconsistent with the provisions hereof.

In all other respects shares of the $100 Cumulative Preferred Stock of all series shall be identical.

     So long as any shares of any series of the $100 Cumulative Preferred Stock shall be outstanding, the resolution of the Board of Directors establishing such series shall not be amended or revoked so as to adversely affect any of the preferences or other rights of the holders of the shares of such series, without the affirmative vote or the written consent of the holders of at least two-thirds of the shares of such series outstanding at the time or as of a record date fixed by the Board of Directors, but such resolution may be so amended or revoked with such vote or consent.

     (b) PRIORITY. The $100 Cumulative Preferred Stock shall be prior and senior to the Common Stock as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the Company.

     (c) DIVIDENDS. Holders of the $100 Cumulative Preferred Stock of each series shall be entitled to receive cash dividends, out of funds legally available therefor, when and as declared by the Board of Directors, at such rate per annum and payable on such dates as shall have been fixed by the Board of Directors for the shares of such series. Dividends on the $100 Cumulative Preferred Stock of each series shall be cumulative with respect to each share from the date of issue thereof. Dividends on the $100 Cumulative Preferred Stock of each series shall be cumulative whether or not such dividends are earned or declared. Accumulations of dividends shall not bear interest. Whenever there shall be paid on the shares of any series of the $100 Cumulative Preferred Stock the full amount or any part of the dividends payable thereon, there shall also be paid at the same time on the shares of each other series of $100 Cumulative Preferred Stock, if any, then outstanding the full amount or a like proportionate part, as the case may be, of the dividends payable thereon.

     No funds shall be paid into or set side for any sinking fund created for any series of the $100 Cumulative Preferred Stock or for any stock of any class ranking on a parity with or junior to the $100 Cumulative Preferred Stock with respect to the payment of dividends or the distribution of assets, upon dissolution, liquidation or winding up of the Company, unless all accrued and unpaid dividends on the $100 Cumulative Preferred Stock for all past dividend periods, and for the current dividend period, shall have been paid in full or shall have been declared and funds sufficient for such payment set aside by the Company, separate and apart from its other funds.

     No dividend shall be paid or other distribution made on any stock of any class ranking on a parity with or junior to the $100 Cumulative Preferred Stock with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Company, other than a dividend or distribution solely of shares of such stock, and no such stock shall be redeemed, purchased or otherwise acquired by the Company for a consideration, unless (1) all accrued and unpaid dividends on the $100 Cumulative Preferred Stock for all past dividend periods, and for the current dividend period, shall have been paid in full or shall have been declared and funds sufficient for such payment set aside by the Company, separate and apart from its other funds, and (2) all funds then and theretofore required to be paid into or set aside for any sinking fund or funds created for all series of the $100 Cumulative Preferred Stock shall have been so paid or set aside.

     (d) REDEMPTION OF $100 CUMULATIVE PREFERRED STOCK. Subject to the limitations stated in subdivisions (c) and (e) hereof and except as may be otherwise provided by the Board of Directors in respect of the shares of a particular series, shares of any one or more series of the $100 Cumulative Preferred Stock may be called for redemption and redeemed, at the option of the Company, in whole at any time or in part from time to time, upon the notice hereinafter provided for, by the payment therefor in cash of the then applicable optional redemption price or prices fixed by the Board of Directors for the shares which are to be redeemed.

     If at any time less than all shares of any series of the $100 Cumulative Preferred Stock shall be called for redemption, the shares so called shall be selected by lot in such manner, or pro rata, all as may be determined by the Board of Directors.

     Notice of any proposed redemption shall be given by the Company by first class mail, postage prepaid, or caused by the Company to be so given, not more than 60 nor less than 30 days prior to the redemption date, to the holders of record of the shares to be redeemed at their respective addresses then appearing on the records of the Company.

     At any time before the redemption date the Company may deposit in trust the funds necessary for such redemption with a bank or trust company, to be designated in the notice of such redemption, doing business in the City of Chicago, State of Illinois, or in the Borough of Manhattan, The City of New York, State of New York, and having capital, surplus and undivided profits aggregating at least $5,000,000. In the event such deposit is made so that the deposited funds shall be forthwith available to the holders of the shares to be redeemed upon surrender of the certificates evidencing such shares, then, upon the giving of the notice of such redemption, as hereinabove provided, or upon the earlier delivery to such bank or trust company of irrevocable authorization and direction so to give such notice, all shares with respect to the redemption of which such deposit shall have been made and the giving of such notice effected or authorization therefor given shall, whether or not the certificates for such shares shall have been surrendered for cancellation, be deemed to be no longer outstanding for any purpose and all rights with respect to such shares shall thereupon cease and terminate, except only the right of the holders of the certificates for such shares (1) to receive, out of the funds so deposited in trust, from and after the time of such deposit, the amount payable upon the redemption thereof, without interest, or (2) to exercise any privilege of conversion which shall not theretofore have terminated. Any funds so deposited which shall not be required for the payment of the redemption price of such shares by reason of the exercise of any right of conversion subsequent to the date of such deposit shall be paid over to the Company forthwith. At the expiration of six years after the redemption date, any such funds then remaining on deposit with such bank or trust company shall be paid over to the Company, free of trust, and thereafter the holders of the certificates for such shares shall have no claims against such bank or trust company, but only claims as unsecured creditors against the Company for amounts equal to their pro rata portions of the funds so paid over, without interest. Any interest on or other accretions to funds deposited with such bank or trust company shall belong to the Company.

     The provisions of this subdivision (d) with respect to the method and effect of redemption shall be applicable to the redemption of shares pursuant to any sinking fund created for any series of the $100 Cumulative Preferred Stock as well as to the optional redemption of shares, except to the extent, if any, that the terms of such sinking fund, as fixed and determined by the Board of Directors, shall expressly otherwise provide.

     (e) LIMITATIONS ON REDEMPTION AND PURCHASE OF $100 CUMULATIVE PREFERRED STOCK. If and so long as the Company shall be in default in the payment of any dividend on shares of any series of the $100 Cumulative Preferred Stock, or shall be in default in the payment of funds into or the setting aside of funds for any sinking fund created for any series of the $100 Cumulative Preferred Stock, the Company shall not (other than by the use of unapplied funds, if any, paid into or set aside for a sinking fund or funds prior to such default) redeem, purchase or otherwise acquire for a consideration any shares of the $100 Cumulative Preferred Stock unless (i) all shares thereof are redeemed or (ii) such purchase or acquisition is made pursuant to an offer to purchase at the respective redemption prices made on a comparable basis to the holders of all shares of the $100 Cumulative Preferred Stock then outstanding.

     (f) STATUS OF $100 CUMULATIVE PREFERRED STOCK REDEEMED, PURCHASED OR OTHERWISE REACQUIRED. All shares of the $100 Cumulative Preferred Stock of any series which shall have been redeemed, purchased or otherwise reacquired by the Company shall be cancelled and shall not be issued as shares of such series.

     (g) LIQUIDATION PREFERENCE. In the event of dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, holders of the $100 Cumulative Preferred Stock of each series shall be entitled to receive out of the assets of the Company, before any payment or distribution shall be made to the holders of Common Stock or of any other stock of the Company ranking junior to the $100 Cumulative Preferred Stock with respect to the payment of dividends or the distribution of assets, upon dissolution, liquidation or winding up of the Company, such amount per share as shall have been fixed by the Board of Directors as the dissolution, liquidation or winding up price, as the case may be, for the shares of such series. If upon any such dissolution, liquidation or winding up, the assets of the Company available for payment to stockholders are not sufficient to make payment in full to holders of the $100 Cumulative Preferred Stock, payment shall be made to such holders ratably in accordance with the numbers of shares held by them respectively, and, in case there shall be outstanding more than one series of the $100 Cumulative Preferred Stock, ratably in accordance with the respective distributive amounts to which such holders shall be entitled.

     Neither a consolidation or merger of the Company with or into any other corporation, nor a merger of any other corporation into the Company, nor the redemption or purchase by the Company of all or a part of the outstanding shares of any class or classes of its stock, nor a sale or transfer of the property and business of the Company, as or substantially as an entirety, shall be considered a dissolution, liquidation or winding up of the Company within the meaning of the foregoing provisions.

     (h) RESTRICTIONS ON CERTAIN CORPORATE ACTION. (1) So long as any shares of the $100 Cumulative Preferred Stock shall be outstanding,

          (A) the Company shall not, without the affirmative vote or the written consent of the holders of at least two-thirds of the shares of the $100 Cumulative Preferred Stock outstanding at the time or as of a record date fixed by the Board of Directors, increase the number of authorized shares of $100 Cumulative Preferred Stock or create or authorize any stock of any class ranking prior to or on a parity with the $100 Cumulative Preferred Stock with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Company; and

          (B) the Company shall not amend the Charter of the Company so as to adversely affect any of the preferences or other rights of the holders of the $100 Cumulative Preferred Stock without (i) the affirmative vote or the written consent of the holders of at least two-thirds of the shares of the $100 Cumulative Preferred Stock outstanding at the time or as of a record date fixed by the Board of Directors and (ii) the affirmative vote or the written consent of the holders of at least two-thirds of the shares of each series of the $100 Cumulative Preferred Stock so adversely affected outstanding at the time or as of a record date fixed by the Board of Directors.

     (2) So long as any shares of the $100 Cumulative Preferred Stock shall be outstanding, the Company shall not, without the affirmative vote or the written consent of the holders of a majority of the shares of the $100 Cumulative Preferred Stock outstanding at the time or as of a record date fixed by the Board of Directors, consolidate with or merge into any other corporation, under applicable statutory procedure, or make any sale or transfer of the property and business of the Company as or substantially as an entirety; provided, however, that this restriction shall not apply to a consolidation of the Company with or its merger into or the sale or transfer of the property and business of the Company as or substantially as an entirety to (A) any corporation which owned directly, or indirectly through one or more other corporations, 50% or more of the voting securities of the Company, or any corporation 50% or more of the voting securities of which is so owned by the Company, but only if as a result thereof no capital stock is extant which is senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the surviving entity or as to the payment of dividends, or (B) any corporation, when such consolidation, merger, sale or transfer shall be required by order or regulation of any commission or other governmental agency having jurisdiction in the premises. The term "sale or transfer", as used in this subpart (h), includes a lease or exchange but does not include a mortgage or pledge.

     (i) PREEMPTIVE RIGHTS. Holders of the $100 Cumulative Preferred Stock shall not have any preemptive rights.

                                II.  COMMON STOCK

     (a) DIVIDENDS. Subject to the preferential rights of the holders of the $100 Cumulative Preferred Stock with respect to the payment of dividends and sinking fund payments, as set forth in subdivision (c) of Division I, holders of the Common Stock shall be entitled to receive dividends, out of funds legally available therefor, when and as declared by the Board of Directors.

     (b) LIQUIDATION PREFERENCES. In the event of dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, holders of the Common Stock shall be entitled to receive, ratably in accordance with the numbers of shares held by them respectively, the assets of the Company, available for payment to shareholders, remaining after payment in full shall have been made to holders of the $100 Cumulative Preferred Stock in accordance with the provisions of subdivision (g) of Division I.

     Neither a consolidation or merger of the Company with or into any other corporation, nor a merger of any other corporation into the Company, nor the redemption or purchase by the Company of all or a part of the outstanding shares of any class or classes of its stock, nor a sale or transfer of the property and business of the Company, as or substantially as an entirety, shall be considered a dissolution, liquidation or winding up of the Company within the meaning of the foregoing provisions.
     (c) PREEMPTIVE RIGHTS. Holders of the Common Stock shall not have any preemptive rights.



(Disregard separation into              ARTICLE THIRD:  The number of shares of the
classes if class voting does       corporation outstanding at the time of the adoption of said
not apply to the amendment         amendment or amendments was 24,817,566 common
voted on.)                         shares; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or
                                   amendments, and the designation of each such class were
                                   as follows:
                                        Class          Number  of Shares
                                             Inapplicable

(Disregard separation into              ARTICLE FOURTH: The number of shares voted for
classes if class voting does not   said amendment or amendments was 24,817,566 and the
apply to the amendment voted       number of shares voted against said amendment or
on.)                               amendments was 00.  The number of shares of each class
                                   entitled to vote as a class voted for and against said
                                   amendment or amendments, respectively, was:

                                   Class          Number of Shares Voted
                                                  For            Against
                                        Inapplicable

(Disregard these items unless      Item 1.  On the date of the adoption of this amendment
the amendment restates the         restating the articles of incorporation, the corporation
articles of incorporation.)        had____ shares issued, itemized as follows:

                                             Series         Number of      Par value per share or statement
                                   Class     (If Any)        Shares        that shares are without par value

                                                                 Inapplicable


                                   Item 2.  On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $___ and a paid-in surplus of $___  or a total of $___

                                                                 Inapplicable

(Disregard this Article where           ARTICLE FIFTH:  The manner in which the exchange, reclassification,
this amendment contains no         or cancellation of issued shares, or a reduction of the number of
such provisions.)                  authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

                                                                 Inapplicable

                                       - 8 -



(Disregard this Paragraph               ARTICLE SIXTH:  Paragraph 1:  The manner in which
where amendment does not           said amendment or amendments effect a change in the
affect stated capital or paid-in   amount of stated capital or the amount of paid-in surplus,
surplus.) or both,                 is as follows:
                                                                 Inapplicable

(Disregard this Paragraph          Paragraph 2:  The amounts of stated capital and of
where amendment does not           paid-in surplus as changed by this amendment are as
affect stated capital or paid-in   follows:
surplus.)

                                                  Before Amendment         After Amendment
                                   Stated capital  $                         $
                                   Paid-in surplus $                         $
                                                       Inapplicable

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its Vice President, and its corporate seal to be hereto affixed, attested by its Assistant Secretary, this 19th day of December, 1977.

                                   THE PEOPLES GAS LIGHT AND COKE COMPANY
                                   --------------------------------------
                                             (Exact Corporate Name
     Place
(CORPORATE SEAL)                   By /s/Masao Igasaki, Jr.
     Here                             ---------------------
                                        Its Vice President

ATTEST:

/s/D. G. Holm
---------------------------
Its Assistant Secretary

STATE OF ILLINOIS   }
                    }  ss.
COUNTY OF COOK      }

     I, RITA THOMAS, a Notary Public, do hereby certify that on the 19th day of December 1977, Masao Igasaki, Jr. personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.
                                        /s/Rita Thomas
                                        --------------
     Place                              Notary Public
(NOTARIAL SEAL)
     Here

                            Box_________ File________

                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION
                                    (CHARTER)
                                       of
                     THE PEOPLES GAS LIGHT AND COKE COMPANY
                                      FILED
                                  Dec. 22, 1977

                                  Alan J. Dixon
                               Secretary of State

                                FILE IN DUPLICATE
                                Filing Fee $25.00
                    Filing Fee for Re-Stated Articles $100.00

                                                  (Do not write in this space)
                                FORM L.           Date Paid    12-23-77
                                                  Filing Fee     5.00
                        STATEMENT OF RESOLUTION   Clerk_________
                          ESTABLISHING SERIES
                     ADOPTED BY BOARD OF DIRECTORS

TO ALAN J. DIXON,
    Secretary of State,
        Springfield, Illinois 62706

     The undersigned corporation, for the purpose of establishing and designating a series of $100 Cumulative Preferred Stock and fixing and determining the relative rights and preferences of the shares of such series, and pursuant to the provisions of Section 15 of "The Business Corporation Act" of the State of Illinois, hereby executes the following statement:

     1. The name of the corporation is The Peoples Gas Light and Coke Company (the "Company").

     2. The following resolution was adopted by the Board of Directors, establishing and designating a series of $100 Cumulative Preferred Stock and fixing and determining the relative rights and preferences of the shares of such series:

     RESOLVED, that pursuant to the authority expressly vested in the Board of Directors by the Company's Charter, there be and there hereby is established a series of the $100 Cumulative Preferred Stock of the Company, the designation of such series, the number of shares to be issuable thereunder, and certain of the terms and provisions thereof to be as follows:

     I. DESIGNATION OF SERIES AND NUMBER OF SHARES TO BE ISSUABLE. Such series of the $100 Cumulative Preferred Stock shall be designated $100 Cumulative Preferred Stock 7.96% Series, of which series 100,000 shares shall be issuable.

     II. DIVIDENDS. Dividends shall be payable on the shares of the $100 Cumulative Preferred Stock 7.96% Series at the rate of 7.96% per annum on the par value thereof, and no more, payable on the first day of January, April, July and October in each year, and shall accrue from the issue date; the first payment to be made on April 1, 1978. Dividends payable on April 1, 1978 and dividends payable on the date of any redemption or purchase of the $100 Cumulative Preferred Stock 7.96% Series not occurring on a regular dividend payment date, shall be calculated on the basis of the actual number of days elapsed (including the date of redemption or purchase) over a 360-day year.

     III. REDEMPTION. Subject to the Charter of the Company with respect to the notice and manner of redemption of $100 Cumulative Preferred Stock, the shares of the $100 Cumulative Preferred Stock 7.96% Series shall be redeemable at the option of the Company in whole at any time, or in part from time to time, after the issue thereof at $107.96 per share through December 31, 1978, and thereafter at the following applicable prices per share during the respective 12-month periods ending December 31 of the years indicated:


1979  $107.80  1991  $105.85  2003  $103.90  2015  $101.95
1980   107.64  1992   105.69  2004   103.74  2016   101.79
1981   107.47  1993   105.52  2005   103.57  2017   101.63
1982   107.31  1994   105.36  2006   103.41  2018   101.46
1983   107.15  1995   105.20  2007   103.25  2019   101.30
1984   106.99  1996   105.04  2008   103.09  2020   101.14
1985   106.82  1997   104.87  2009   102.92  2021   100.98
1986   106.66  1998   104.71  2010   102.76  2022   100.81
1987   106.50  1999   104.55  2011   102.60  2023   100.65
1988   106.34  2000   104.39  2012   102.44  2024   100.49
1989   106.17  2001   104.22  2013   102.28  2025   100.33
1990   106.01  2002   104.06  2014   102.11  2026   100.16

and at $100 per share on and after January 1, 2027 plus, in each case, an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid to the date of redemption. All redemptions of shares of the $100 Cumulative Preferred Stock 7.96% Series shall be pro rata, as nearly as may be, among the holders of such shares according to the number of shares held by each. The shares of the $100 Cumulative Preferred Stock 7.96% Series shall not be redeemable at the option of the Company prior to January 1, 1988, directly or indirectly, from or in anticipation of moneys borrowed by or for the account of the Company or received from sales of other $100 Cumulative Preferred Stock (or any other capital stock of the Company ranking senior to its common stock with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Company) sold by the Company if such borrowed moneys have an interest cost or such stock has a dividend cost to the Company (calculated in accordance with generally accepted financial practice) of less than 7.96% per annum. The shares of the $100 Cumulative Preferred Stock 7.96% Series, shall also be redeemable for purposes of the sinking fund hereinafter provided at the price of $100 per share plus an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid to the date of redemption.

     IV. LIQUIDATION PRICES. The amount payable on each share of the $100 Cumulative Preferred Stock 7.96% Series in the event of voluntary dissolution, liquidation or winding up of the Company shall be an amount per share equal to the optional redemption prices set forth in Section III above at the date fixed for payment plus an amount equivalent to preferential dividends accrued and unpaid thereon to the date fixed for payment.

     The amount payable on each share of such series in the event of involuntary dissolution, liquidation or winding up of the Company shall be $100 per share plus an amount equivalent to preferential dividends accrued and unpaid thereon to the date fixed for payment, and no more.

     V. SINKING FUND. The Company shall, on or before January 1 of each year beginning with the year 1989, so long as any shares of the $100 Cumulative Preferred Stock 7.96% Series shall be outstanding, set aside as a sinking fund for such stock, separate and apart from its own funds, out of legally available funds, after full payment or provision for payment has been made for all dividends accrued on the $100 Cumulative Preferred Stock 7.96% Series, whether or not earned or declared, to such date, an amount sufficient to redeem on such January 1, at the sinking fund redemption price (a) 2,500 shares and, at its option, up to an additional 2,500 shares of $100 Cumulative Preferred Stock 7.96% Series, or (b) the number of shares of such series outstanding, whichever shall be less. The amounts set aside on or before each such date for the sinking fund shall be used to redeem on such date, on a pro rata basis among the holders of the $100 Cumulative Preferred Stock 7.96% Series and in the manner provided in the Company's Charter, $100 Cumulative Preferred Stock 7.96% Series outstanding at the sinking fund price as provided in Section III. The obligation hereunder shall be cumulative so that if the Company is for any reason unable to redeem on such January 1, at the sinking fund redemption price 2,500 shares of the $100 Cumulative Preferred Stock 7.96% Series funds legally available therefor shall, by action of the Company's Board of Directors, be applied thereto until all such requirements are fully discharged. No shares of the $100 Cumulative Preferred Stock 7.96% Series redeemed at the option of the Company pursuant to Section III above, redeemed at the option of the Company pursuant to this Section V over the required sinking fund redemption of 2,500 shares or otherwise purchased or acquired by the Company, may be credited to, or relieve the Company to any extent from, the sinking fund obligation of the Company set forth in this Section V.

     VI. RESTRICTION ON ISSUE OF ADDITIONAL CUMULATIVE PREFERRED STOCK OR PARITY STOCK. So long as any shares of the $100 Cumulative Preferred Stock 7.96% Series are outstanding, the Company shall not, without the consent of holders of two-thirds of the outstanding shares of the $100 Cumulative Preferred Stock 7.96% Series, issue any shares of $100 Cumulative Preferred Stock in addition to the 100,000 shares of the $100 Cumulative Preferred Stock 7.96% Series hereinbefore referred to (except for the purpose of refunding shares of $100 Cumulative Preferred Stock at the time outstanding with shares of such stock of a like aggregate par value), or issue any stock ranking on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends, or issue any obligation or security payable in or convertible into shares of $100 Cumulative Preferred Stock or such parity stocks, unless,

     (a) the consolidated net earnings of the Company available for interest and dividends for a period of 12 consecutive calendar months out of the 15 calendar months immediately preceding such issue shall amount to at least 1 1/2 times the sum of (x) the actual interest charges paid or accrued during such period of 12 months and (y) the total of annual dividend requirements of all shares of the $100 Cumulative Preferred Stock, and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon the dissolution, liquidation or winding up of the Company or as to the payment of dividends, to be outstanding after giving effect to such issue; and

     (b) after giving effect to such issue, the consolidated net assets of the Company shall amount to at least 225% of the aggregate par value (or, in the case of shares without par value, the involuntary liquidation preference) of all $100 Cumulative Preferred Stock, and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon the dissolution, liquidation or winding up of the Company or as to the payment of dividends, then to be outstanding.

     VII. RESTRICTION ON DIVIDENDS, ETC. So long as any shares of the $100 Cumulative Preferred Stock 7.96% Series are outstanding, no dividend shall be paid or declared, or other distribution made, on shares of any class ranking subordinate to the $100 Cumulative Preferred Stock as to the payment of dividends, nor shall any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends be purchased, redeemed or otherwise acquired for a consideration unless (a) there are no arrearages in dividends on shares of the $100 Cumulative Preferred Stock 7.96% Series, (b) any funds required by Section V hereof to be set apart or paid have been so set apart or paid, and (c) if after giving effect to such dividend, distribution, purchase, redemption or acquisition, the consolidated net assets of the Company shall be no less than 225% of the aggregate par value (or in the case of shares without par value, the involuntary liquidation preference) of all the outstanding $100 Cumulative Preferred Stock and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends provided, however, that the restrictions of this paragraph shall not apply to the declaration and payment of dividends on shares of any class ranking subordinate to the $100 Cumulative Preferred Stock as to the payment of dividends, if payable solely in shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company and as to the payment of dividends, nor to the acquisition of any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends through application of proceeds of any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company and as to the payment of dividends sold at or about the time of such acquisition, nor shall such restrictions prevent the transfer of any amount from surplus to stated capital;

     VIII. MISCELLANEOUS. For the purpose hereof the meanings below assigned shall control:

          The "consolidated net earnings of the Company available for interest and dividends" for any period means the consolidated net income of the Company and its consolidated subsidiary companies for a 12 month period, adjusted to exclude extraordinary gain or loss items net of income taxes, arising other than out of the ordinary course of business, all as determined in accordance with generally accepted accounting principles, but in any case crediting to income all amounts of allowance for funds used during construction, all interest expense, and all preferred stock dividends accrued during such period.

          The "consolidated net assets of the Company" at any time means the assets of the Company minus its liabilities determined in accordance with generally accepted accounting principles, but in making such determination of liabilities there shall be included, in addition to all liabilities, any capital stock expense, reserves and deferred credits (other than capital stock, stock premiums, surplus accounts, deferred investment tax credits and contributions in aid of construction). For purposes of the preceding paragraphs and this paragraph, obligations or securities payable in or convertible into shares of $100 Cumulative Preferred Stock, or in or into shares ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends, shall be treated as though such shares had been issued in payment or upon conversion of such obligations or securities.

     IX. NO CONVERSION PRIVILEGE. The shares of the $100 Cumulative Preferred Stock 7.96% Series shall not be convertible into other shares or securities of the Company.

3.  The date of adoption of such resolution was December 19, 1977.

4.  Such resolution was duly adopted by the Board of Directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this statement to be executed in its name by its Vice President, attested by its Assistant Secretary, this 19th day of December, 1977.

                              The Peoples Gas Light and Coke Company
                              By /s/ Masao Igasaki, Jr.
                                 ------------------------
(Corporate Seal)                  Vice President
Attest:
/s/D.G. Holm
----------------------
Assistant Secretary

STATE OF ILLINOIS        }
                         } ss.
COUNTY OF COOK           }

     I, RITA THOMAS, a Notary Public, do hereby certify that on the 19th day of December, 1977, personally appeared before me Masao Igasaki, Jr., who declares he is a Vice President of the Company executing the foregoing document and, being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                              /s/ Rita Thomas

                              ---------------
                              Notary Public
(Notarial Seal)


                                     FORM L.

                              Box______ File______

                             STATEMENT OF RESOLUTION
                               ESTABLISHING SERIES
                                   ADOPTED BY
                             THE BOARD OF DIRECTORS
                                       OF
                     THE PEOPLES GAS LIGHT AND COKE COMPANY

                                      Filed
                                December 22, 1977
                                /s/Alan J. Dixon

                                File in duplicate
                                Filing Fee $5.00

Note: This form is applicable only where the articles of incorporation expressly vest authority in the board of directors to establish series and to fix and determine the relative rights and preferences thereof. In such case series may be established and rights and preferences fixed and determined by resolution of the board of directors only to the extent provided in Section 15 of "The Business Corporation Act" and only to the extent not already established, fixed and determined by the articles of incorporation.

                                FORM L.           0765-845-1
                                                  (Do not write in this space.)
                      AMENDED AND RESTATED        Date Paid    8-23-78
                     STATEMENT OF RESOLUTION      Filing Fee     5.00
                       ESTABLISHING SERIES        Clerk     AP
                  ADOPTED BY BOARD OF DIRECTORS        -----------

TO ALAN J. DIXON,
    Secretary of State,
        Springfield, Illinois 62706

     The undersigned corporation, for the purpose of amending the Resolution establishing and designating a series of $100 Cumulative Preferred Stock and fixing and determining the relative rights and preferences of the shares of such series, and pursuant to the provisions of Section 15 of "The Business Corporation Act" of the State of Illinois, hereby executes the following restatement:

     1. The name of the corporation is The Peoples Gas Light and Coke Company (the "Company").

     2. The following resolution was adopted by the Board of Directors, establishing and designating a series of $100 Cumulative Preferred Stock and fixing and determining the relative rights and preferences of the shares of such series:

     RESOLVED, that pursuant to the authority expressly vested in the Board of Directors by the Company's Charter, there be and there hereby is established a series of the $100 Cumulative Preferred Stock of the Company, the designation of such series, the number of shares to be issuable thereunder, and certain of the terms and provisions thereof to be as follows:

     I. DESIGNATION OF SERIES AND NUMBER OF SHARES TO BE ISSUABLE. Such series of the $100 Cumulative Preferred Stock shall be designated $100 Cumulative Preferred Stock 7.96% Series, of which series 100,000 shares shall be issuable.

     II. DIVIDENDS. Dividends shall be payable on the shares of the $100 Cumulative Preferred Stock 7.96% Series at the rate of 7.96% per annum on the par value thereof, and no more, payable on the first day of January, April, July and October in each year, and shall accrue from the issue date; the first payment to be made on April 1, 1978. Dividends payable on April 1, 1978 and dividends payable on the date of any redemption or purchase of the $100 Cumulative Preferred Stock 7.96% Series not occurring on a regular dividend payment date, shall be calculated on the basis of the actual number of days elapsed (including the date of redemption or purchase) over a 360-day year.

     III. REDEMPTION. Subject to the Charter of the Company with respect to the notice and manner of redemption of $100 Cumulative Preferred Stock, the shares of the $100 Cumulative Preferred Stock 7.96% Series shall be redeemable at the option of the Company in whole at any time, or in part from time to time, after the issue thereof at $107.96 per share through December 31, 1978, and thereafter at the following applicable prices per share during the respective 12-month periods ending December 31 of the years indicated:

1979  $107.80  1991  $105.85  2003  $103.90  2015  $101.95
1980   107.64  1992   105.69  2004   103.74  2016   101.79
1981   107.47  1993   105.52  2005   103.57  2017   101.63
1982   107.31  1994   105.36  2006   103.41  2018   101.46
1983   107.15  1995   105.20  2007   103.25  2019   101.30
1984   106.99  1996   105.04  2008   103.09  2020   101.14
1985   106.82  1997   104.87  2009   102.92  2021   100.98
1986   106.66  1998   104.71  2010   102.76  2022   100.81
1987   106.50  1999   104.55  2011   102.60  2023   100.65
1988   106.34  2000   104.39  2012   102.44  2024   100.49
1989   106.17  2001   104.22  2013   102.28  2025   100.33
1990   106.01  2002   104.06  2014   102.11  2026   100.16

and at $100 per share on and after January 1, 2027 plus, in each case, an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid to the date of redemption. All redemptions of shares of the $100 Cumulative Preferred Stock 7.96% Series shall be pro rata, as nearly as may be, among the holders of such shares according to the number of shares held by each. The shares of the $100 Cumulative Preferred Stock 7.96% Series shall not be redeemable at the option of the Company prior to January 1, 1988, directly or indirectly, from or in anticipation of moneys borrowed by or for the account of the Company or received from sales of other $100 Cumulative Preferred Stock (or any other capital stock of the Company ranking senior to its common stock with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Company) sold by the Company if such borrowed moneys have an interest cost or such stock has a dividend cost to the Company (calculated in accordance with generally accepted financial practice) of less than 7.96% per annum. The shares of the $100 Cumulative Preferred Stock 7.96% Series, shall also be redeemable for purposes of the sinking fund hereinafter provided at the price of $100 per share plus an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid to the date of redemption.

     IV. LIQUIDATION PRICES. The amount payable on each share of the $100 Cumulative Preferred Stock 7.96% Series in the event of voluntary dissolution, liquidation or winding up of the Company shall be an amount per share equal to the optional redemption prices set forth in Section III above at the date fixed for payment plus an amount equivalent to preferential dividends accrued and unpaid thereon to the date fixed for payment.

     The amount payable on each share of such series in the event of involuntary dissolution, liquidation or winding up of the Company shall be $100 per share plus an amount equivalent to preferential dividends accrued and unpaid thereon to the date fixed for payment, and no more.

     V. SINKING FUND. The Company shall, on or before January 1 of each year beginning with the year 1989, so long as any shares of the $100 Cumulative Preferred Stock 7.96% Series shall be outstanding, set aside as a sinking fund for such stock, separate and apart from its own funds, out of legally available funds, after full payment or provision for payment has been made for all dividends accrued on the $100 Cumulative Preferred Stock 7.96% Series, whether or not earned or declared, to such date, an amount sufficient to redeem on such January 1, at the sinking fund redemption price (a) 2,500 shares and, at its option, up to an additional 2,500 shares of $100 Cumulative Preferred Stock 7.96% Series, or (b) the number of shares of such series outstanding, whichever shall be less. The amounts set aside on or before each such date for the sinking fund shall be used to redeem on such date, on a pro rata basis among the holders of the $100 Cumulative Preferred Stock 7.96% Series and in the manner provided in the Company's Charter, $100 Cumulative Preferred Stock 7.96% Series outstanding at the sinking fund price as provided in Section III. The obligation hereunder shall be cumulative so that if the Company is for any reason unable to redeem on such January 1, at the sinking fund redemption price 2,500 shares of the $100 Cumulative Preferred Stock 7.96% Series funds legally available therefor shall, by action of the Company's Board of Directors, be applied thereto until all such requirements are fully discharged. No shares of the $100 Cumulative Preferred Stock 7.96% Series redeemed at the option of the Company pursuant to Section III above, redeemed at the option of the Company pursuant to this Section V over the required sinking fund redemption of 2,500 shares or otherwise purchased or acquired by the Company, may be credited to, or relieve the Company to any extent from, the sinking fund obligation of the Company set forth in this Section V.

     VI. RESTRICTION ON ISSUE OF ADDITIONAL CUMULATIVE PREFERRED STOCK OR PARITY STOCK. So long as any shares of the $100 Cumulative Preferred Stock 7.96% Series are outstanding, the Company shall not, without the consent of holders of two-thirds of the outstanding shares of the $100 Cumulative Preferred Stock 7.96% Series, issue any shares of $100 Cumulative Preferred Stock in addition to the 100,000 shares of the $100 Cumulative Preferred Stock 7.96% Series hereinbefore referred to (except for the purpose of refunding shares of $100 Cumulative Preferred Stock at the time outstanding with shares of such stock of a like aggregate par value), or issue any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends, or issue any obligation or security payable in or convertible into shares of $100 Cumulative Preferred Stock or such senior or parity stocks, unless,

     (a) the consolidated net earnings of the Company available for interest and dividends for a period of 12 consecutive calendar months out of the 15 calendar months immediately preceding such issue shall amount to at least 1 1/2 times the sum of (x) the actual interest charges paid or accrued during such period of 12 months and (y) the total of annual dividend requirements of all shares of the $100 Cumulative Preferred Stock, and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon the dissolution, liquidation or winding up of the Company or as to the payment of dividends, to be outstanding after giving effect to such issue; and

     (b) after giving effect to such issue, the consolidated net assets of the Company shall amount to at least 225% of the aggregate par value (or, in the case of shares without par value, the involuntary liquidation preference) of all $100 Cumulative Preferred Stock, and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon the dissolution, liquidation or winding up of the Company or as to the payment of dividends, then to be outstanding.

     VII. RESTRICTION ON DIVIDENDS, ETC. So long as any shares of the $100 Cumulative Preferred Stock 7.96% Series are outstanding, no dividend shall be paid or declared, or other distribution made, on shares of any class ranking subordinate to the $100 Cumulative Preferred Stock as to the payment of dividends, nor shall any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends be purchased, redeemed or otherwise acquired for a consideration unless (a) there are no arrearages in dividends on shares of the $100 Cumulative Preferred Stock 7.96% Series, (b) any funds required by Section V hereof to be set apart or paid have been so set apart or paid, and (c) if after giving effect to such dividend, distribution, purchase, redemption or acquisition, the consolidated net assets of the Company shall be no less than 225% of the aggregate par value (or in the case of shares without par value, the involuntary liquidation preference) of all the outstanding $100 Cumulative Preferred Stock and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends provided, however, that the restrictions of this paragraph shall not apply to the declaration and payment of dividends on shares of any class ranking subordinate to the $100 Cumulative Preferred Stock as to the payment of dividends, if payable solely in shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company and as to the payment of dividends, nor to the acquisition of any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends through application of proceeds of any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company and as to the payment of dividends sold at or about the time of such acquisition, nor shall such restrictions prevent the transfer of any amount from surplus to stated capital;

     VIII. MISCELLANEOUS. For the purpose hereof the meanings below assigned shall control:

          The "consolidated net earnings of the Company available for interest and dividends" for any period means the consolidated net income of the Company and its consolidated subsidiary companies for a 12 month period, adjusted to exclude extraordinary gain or loss items net of income taxes, arising other than out of the ordinary course of business, all as determined in accordance with generally accepted accounting principles, but in any case crediting to income all amounts of allowance for funds used during construction, all interest expense, and all preferred stock dividends accrued during such period.

          The "consolidated net assets of the Company" at any time means the assets of the Company minus its liabilities determined in accordance with generally accepted accounting principles, but in making such determination of liabilities there shall be included, in addition to all liabilities, any capital stock expense, reserves and deferred credits (other than capital stock, stock premiums, surplus accounts, deferred investment tax credits and contributions in aid of construction). For purposes of the preceding paragraphs and this paragraph, obligations or securities payable in or convertible into shares of $100 Cumulative Preferred Stock, or in or into shares ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends, shall be treated as though such shares had been issued in payment or upon conversion of such obligations or securities.

     IX. NO CONVERSION PRIVILEGE. The shares of the $100 Cumulative Preferred Stock 7.96% Series shall not be convertible into other shares or securities of the Company.

3.  The date of adoption of such resolution was August 7, 1978.

4.  Such resolution was duly adopted by the Board of Directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this statement to be executed in its name by its Vice President, attested by its Assistant Secretary, this 22nd day of August, 1978.

                              The Peoples Gas Light and Coke Company
                              By /s/Willis C. Holder
                                 -------------------
(Corporate Seal)                   Vice President

Attest:

/s/D. G. Holm
---------------------
Assistant Secretary

STATE OF ILLINOIS        }
                         } ss.
COUNTY OF COOK           }

     I, RUTH H. LAUTENBACH, a Notary Public, do hereby certify that on the 22nd day of August, 1978, personally appeared before me Willis C. Holder, who declares he is a Vice President of the Company executing the foregoing document and, being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                              /s/ Ruth H. Lautenbach
                              -----------------------
                              Notary Public
(Notarial Seal)


                                     FORM L.

                            Box________ File________

                             STATEMENT OF RESOLUTION
                               ESTABLISHING SERIES
                                   ADOPTED BY
                             THE BOARD OF DIRECTORS
                                       OF
                     THE PEOPLES GAS LIGHT AND COKE COMPANY

                                      Filed
                                 August 23, 1978
                                /s/Alan J. Dixon
                               Secretary of State

                                File in duplicate
                                Filing Fee $5.00

Note: This form is applicable only where the articles of incorporation expressly vest authority in the board of directors to establish series and to fix and determine the relative rights and preferences thereof. In such case series may be established and rights and preferences fixed and determined by resolution of the board of directors only to the extent provided in Section 15 of "The Business Corporation Act" and only to the extent not already established, fixed and determined by the articles of incorporation.

                                FORM L.           0765-845-1
                                                  (Do not write in this space.)
                                                  Date Paid 8-23-78
                       STATEMENT OF RESOLUTION    Filing Fee     5.00
                         ESTABLISHING SERIES      Clerk
                    ADOPTED BY BOARD OF DIRECTORS

TO ALAN J. DIXON.
     Secretary of State,
          Springfield, Illinois 62706

     The undersigned corporation, for the purpose of establishing and designating a series of $100 Cumulative Preferred Stock and fixing and determining the relative rights and preferences of the shares of such series, and pursuant to the provisions of Section 15 of "The Business Corporation Act" of the State of Illinois, hereby executes the following statement:

     1. The name of the corporation is The Peoples Gas Light and Coke Company (the "Company").

     2. The following resolution was adopted by the Board of Directors, establishing and designating a series of $100 Cumulative Preferred Stock and fixing and determining the relative rights and preferences of the shares of such series:

     RESOLVED, that pursuant to the authority expressly vested in the Board of Directors by the Company's Charter, there be and there hereby is established a series of the $100 Cumulative Preferred Stock of the Company, the designation of such series, the number of shares to be issuable thereunder, and certain of the terms and provisions thereof to be as follows:

          I. DESIGNATION OF SERIES AND NUMBER OF SHARES TO BE ISSUABLE. Such series of the $100 Cumulative Preferred Stock shall be designated $100 Cumulative Preferred Stock 8.40% Series, of which series 170,000 shares shall be issuable.

          II. DIVIDENDS. Preferential dividends shall be payable on the shares of the $100 Cumulative Preferred Stock 8.40% Series at the rate of 8.40% per annum on the par value thereof, and no more, payable on the first day of January, April, July and October in each year, and shall accrue from the issue date; the first payment to be made on October 1, 1978. Dividends payable on October 1, 1978 and dividends payable on the date of any redemption or purchase of the

$100 Cumulative Preferred Stock 8.40% Series not occurring on a regular dividend payment date shall be calculated on the basis of the actual number of days elapsed (including, in the case of a redemption or purchase, the date of such redemption or purchase) over a 360-day year.

          III. REDEMPTION. Subject to the Charter of the Company with respect to the notice and manner of redemption of $100 Cumulative Preferred Stock, the shares of the $100 Cumulative Preferred Stock 8.40% Series shall be redeemable at the option of the Company in whole at any time, or in part from time to time, after the issue thereof at $108.40 per share through September 30, 1979, and thereafter at the following applicable prices per share during the respective 12-month periods beginning October 1 of the years indicated:


     1979       $107.96            1988       $103.98
     1980        107.52            1989        103.54
     1981        107.07            1990        103.09
     1982        106.63            1991        102.65
     1983        106.19            1992        102.21
     1984        105.75            1993        101.77
     1985        105.31            1994        101.33
     1986        104.86            1995        100.88
     1987        104.42            1996        100.44

and at $100 per share on and after October 1, 1997 plus, in each case, an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid to the date of redemption; provided, however, the shares of the $100 Cumulative Preferred Stock 8.40% Series shall not be redeemable at the option of the Company prior to October 1, 1988, directly or indirectly, from or in anticipation of moneys borrowed by or for the account of the Company or received from sales of other $100 Cumulative Preferred Stock (or any other capital stock of the Company ranking senior to its Common Stock with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Company) sold by the Company if such borrowed moneys have an interest cost or such stock has a dividend cost to the Company (calculated in accordance with generally accepted financial practice) of less than 8.40% per annum. At the time of any redemption at the option of the Company prior to October 1, 1988, the Company will provide all holders of shares of the $100 Cumulative Preferred Stock 8.40% Series with a certificate of the principal accounting officer of the Company to the effect that such redemption is being made in compliance with the proviso of the preceding sentence. All redemptions of shares of the $100 Cumulative Preferred Stock 8.40% Series shall be pro rata, as nearly as may be, among the holders of such shares according to the number of shares held by each. The shares of the $100 Cumulative Preferred Stock 8.40% Series, shall also be redeemable for purposes of the sinking fund hereinafter provided at the price of $100 per share (the "sinking fund redemption price") plus an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid to the date of redemption.

          IV. LIQUIDATION PRICES. The amount payable on each share of the $100 Cumulative Preferred Stock 8.40% Series in the event of voluntary dissolution, liquidation or winding up of the Company shall be an amount per share equal to the optional redemption prices set forth in Section III above at the date fixed for payment plus an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid thereon to the date fixed for payment.

     The amount payable on each share of such series in the event of involuntary dissolution, liquidation or winding up of the Company shall be $100 per share plus an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid thereon to the date fixed for payment, and no more.

          V. SINKING FUND. The Company shall, on or before October 1 of each year from the year 1989 through 1998 (the "Sinking Fund Dates"), so long as any shares of the $100 Cumulative Preferred Stock 8.40% Series shall be outstanding, set aside as a sinking fund for such stock, separate and apart from its own funds, out of legally available funds, after full payment or provision for payment has been made for all dividends accrued on outstanding shares of $100 Cumulative Preferred Stock, whether or not earned or declared, to such Date, an amount sufficient to redeem on such sinking Fund Date, at the sinking fund redemption price, the number of shares computed in accordance with the following sentence, and shall redeem on such date said number of shares. The number of shares to be redeemed on any Sinking Fund Date shall be computed by multiplying
(a) (i) the number of shares outstanding on said Sinking Fund Date, less (ii) the number of shares, if any, which were required to be, but were not, redeemed in accordance with the preceding sentence on any preceding Sinking Fund Date, plus (iii) the number of shares, if any, which have been purchased (A) through any redemption in accordance with Section III hereof or (B) upon the exercise of the option provided for in the second following sentence of this Section V by
(b) a fraction, the numerator of which is one and the denominator of which is ten less the number of preceding Sinking Fund Dates. The foregoing to the contrary notwithstanding, if at any Sinking Fund Date, the number of shares outstanding shall be less than the number computed in accordance with the preceding sentence, the funds to be set aside for the sinking fund shall be an amount sufficient to redeem at the sinking fund redemption price such lesser number of shares. On any sinking Fund Date, the Company may also, at its option, set aside as a sinking fund additional funds sufficient to redeem at the sinking fund redemption price up to the number of shares of the $100 Cumulative Preferred Stock 8.40% Series required to be redeemed by this Section V. Such option to redeem additional shares of $100 Cumulative Preferred Stock 8.40% Series shall not be cumulative. The amounts set aside on or before each Sinking Fund Date shall be used to redeem on such Date, in the manner provided in the Company's Charter, shares of $100 Cumulative Preferred Stock 8.40% Series outstanding at the sinking fund redemption price.

Such redemption shall be made on, as nearly as may be, a pro rata basis among the holders of the $100 Cumulative Preferred Stock 8.40% Series. The obligation hereunder shall be cumulative so that if the company is for any reason unable to set aside such amounts and/or to redeem on any Sinking Fund Date, at the sinking fund redemption price, the number of shares of the $100 Cumulative Preferred Stock 8.40% Series required by this Section V to be redeemed, funds legally available therefore shall, by action of the Company's Board of Directors, as soon as possible thereafter be set aside and/or be applied thereto, as the case may be, until all such requirements are fully discharged. No shares of the $100 Cumulative Preferred Stock 8.40% Series redeemed at the option of the Company pursuant to Section III above, redeemed at the option of the Company pursuant to this Section V over the number of shares required to be redeemed hereby or otherwise purchased or acquired by the Company, may be credited to, or relieve the Company to any extent from, the sinking fund obligation of the Company set forth in this Section V.


          VI. RESTRICTION ON ISSUE OF ADDITIONAL CUMULATIVE PREFERRED STOCK OR PARITY STOCK. So long as any shares of the $100 Cumulative Preferred Stock 8.40% Series are outstanding, the Company shall not, without the consent of holders of two-thirds of the outstanding shares of the $100 Cumulative Preferred Stock 8.40% Series, issue any shares of $100 Cumulative Preferred Stock in addition to the 170,000 shares of the $100 Cumulative Preferred Stock 8.40% Series hereinbefore referred to (except for the purpose of refunding shares of $100 Cumulative Preferred Stock at the time outstanding with shares of such stock of a like aggregate par value), or issue any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends, or issue any obligation or security payable in or convertible into shares of $100 Cumulative Preferred Stock or such senior or parity stocks, unless

          (a) the consolidated net earnings of the Company available for interest and dividends for a period of 12 consecutive calendar months out of the 15 calendar months immediately preceding such issue shall amount to at least 1-1/2 times the sum of (x) the actual interest charges paid or accrued during such period of 12 months and (y) the total of annual dividend requirements of all shares of the $100 Cumulative Preferred Stock, and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon the dissolution, liquidation or winding up of the Company or as to the payment of dividends, to be outstanding after giving effect to such issue; and
          (b) after giving effect to such issue, the consolidated net assets of the Company shall amount to at least 225% of the aggregate par value (or, in the case of shares without par value, the involuntary liquidation preference) of all $100 Cumulative Preferred Stock, and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon the dissolution, liquidation or winding up of the Company or as to the payment of dividends, then to be outstanding.

          VII. RESTRICTION ON DIVIDENDS, ETC. So long as any shares of the $100 Cumulative Preferred Stock 8.40% Series are outstanding, no dividend shall be paid or declared, or other distribution made, on shares of any class ranking subordinate to the $100 Cumulative Preferred Stock as to the payment of dividends, nor shall any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends be purchased, redeemed or otherwise acquired for a consideration unless (a) there are no arrearages in dividends on shares of the $100 Cumulative Preferred Stock 8.40% Series, (b) any funds required by Section V hereof to be set apart or paid have been so set apart or paid, and (c) if after giving effect to such dividend, distribution, purchase, redemption or acquisition, the consolidated net assets of the Company shall be no less than 225% of the aggregate par value (or in the case of shares without par value, the involuntary liquidation preference) of all the outstanding $100 Cumulative Preferred Stock and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends, provided, however, that the restrictions of this paragraph shall not apply to the declaration and payment of dividends on shares of any class ranking subordinate to the $100 Cumulative Preferred Stock as to the payment of dividends, if payable solely in shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company and as to the payment of dividends, nor to the acquisition of any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends through application of proceeds of any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company and as to the payment of dividends sold at or about the time of such acquisition, nor shall such restrictions prevent the transfer of any amount from surplus to stated capital.

          VIII. MISCELLANEOUS. For the purposes hereof the meanings below assigned shall control:

               The "consolidated net earnings of the Company available for interest and dividends" for any period means the consolidated net income of the Company and its consolidated subsidiary companies for a 12 month period, adjusted to exclude extraordinary gain or loss items net of income taxes, arising other than out of the ordinary course of business all as determined in accordance with generally accepted accounting principles, but in any case crediting to income all amounts of allowance for funds used during construction, all interest expense, and all preferred stock dividends accrued during such period.

          The "consolidated net assets of the Company" at any time means the assets of the Company minus its liabilities determined in accordance with generally accepted accounting principles, but in making such determination of liabilities there shall be included, in addition to all liabilities, any capital stock expense, reserves and deferred credits (other than capital stock, stock premiums, surplus accounts, deferred investment tax credits and contributions in aid of construction). For purposes of the preceding paragraphs and this paragraph, obligations or securities payable in or convertible into shares of $100 Cumulative Preferred Stock, or in or into shares ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends, shall be treated as though such shares had been issued in payment or upon conversion of such obligations or securities.

          IX. NO CONVERSION PRIVILEGE. The shares of the $100 Cumulative Preferred Stock 8.40% Series shall not be convertible into other shares or securities of the Company.

3.  The date of adoption of such resolution was May 30, 1978.

4.  Such resolution was duly adopted by the Board of Directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this statement to be executed in its name by its Vice President, attested by its Assistant Secretary, this 22nd day of August, 1978.

                              The Peoples Gas Light and Coke Company
                              By /s/Willis C. Holder
                                 -------------------
(Corporate Seal)                          Vice President

Attest:

/s/D. G. Holm
----------------------
Assistant Secretary

STATE OF ILLINOIS        }
                         } ss.
COUNTY OF COOK           }

     I, RUTH H. LAUTENBACH, a Notary Public, do hereby certify that on the 22nd day of August, 1978, personally appeared before me Willis C. Holder, who declares he is a Vice President of the company executing the foregoing document and, being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                              /s/Ruth H. Lautenbach
                              ---------------------
                              Notary Public
(Notarial Seal)

                                     FORM L.

                               Box______File_____

                    ----------------------------------------
                    ----------------------------------------


                             STATEMENT OF RESOLUTION
                               ESTABLISHING SERIES
                                   ADOPTED BY
                             THE BOARD OF DIRECTORS
                                       OF
                     THE PEOPLES GAS LIGHT AND COKE COMPANY

                                      Filed
                                 August 23, 1978
                                /s/Alan J. Dixon
                               Secretary of State

                                File in Duplicate
                                Filing Fee $5.00

NOTE:
          This form is applicable only where the articles of incorporation expressly vest authority in the board of directors to establish series and to fix and determine the relative rights and preferences thereof. In such case series may be established and rights and preferences fixed and determined by resolution of the board of directors only to the extent provided in Section 15 of "The Business Corporation Act" and only to the extent not already established, fixed and determined by the articles of incorporation.

                    ----------------------------------------
                    ----------------------------------------

                                     FORM L

STATEMENT OF RESOLUTION                            0765-845-1
ESTABLISHING SERIES                                (Do not write in this space)
ADOPTED BY BOARD OF DIRECTORS                      Date Paid  08-23-78

                                                   Filing Fee  $5.00

To ALAN J. DIXON,                                  Clerk
Secretary of State,
Springfield, Illinois  62706                       -----------------------------

     The undersigned corporation, for the purpose of establishing and designating a series of $100 Cumulative Preferred Stock and fixing and determining the relative rights and preferences of the shares of such series, and pursuant to the provisions of Section 15 of "The Business Corporation Act" of the State of Illinois, hereby executes the following statement:

     1. The name of the corporation is The Peoples Gas Light and Coke Company (the "Company").
     2. The following resolution was adopted by the Board of Directors, establishing and designating a series of $100 Cumulative Preferred Stock and fixing and determining the relative rights and preferences of the shares of such series:

            RESOLVED, that pursuant to the authority expressly vested in the Board of Directors by the Company's Charter, there be and there hereby is established a series of the $100 Cumulative Preferred Stock of the Company, the designation of such series, the number of shares to be issuable thereunder, and certain of the terms and provisions thereof to be as follows:

            I. DESIGNATION OF SERIES AND NUMBER OF SHARES TO BE ISSUABLE. Such series of the $100 Cumulative Preferred Stock shall be designated $100 Cumulative Preferred Stock 7.50% Series, of which series 150,000 shares shall be issuable.

            II. DIVIDENDS. Preferential dividends shall be payable on the shares of the $100 Cumulative Preferred Stock 7.50% Series at the rate of 7.50% per annum on the par value thereof, and no more, payable on the first day of January, April, July and October in each year, and shall accrue from the issue date; the first payment to be made on October 1, 1978. Dividends payable on October 1, 1978 and dividends payable on the date of any redemption or purchase of the $100 Cumulative Preferred Stock 7.50% Series not occurring on a regular dividend payment date shall be calculated on the basis of the actual number of days elapsed (including, in the case of a redemption or purchase, the date of such redemption or purchase) over a 360-day year.

                III. REDEMPTION.  Except for the purposes of meeting the sinking fund requirements, the shares of the $100 Cumulative Preferred Stock 7.50% Series may not be redeemed at the option of the Company or otherwise purchased or acquired by the Company. Subject to the Charter of the Company with respect to the notice and manner of redemption of $100 Cumulative Preferred Stock, the shares of the $100 Cumulative Preferred Stock 7.50% Series shall be redeemable for purposes of the sinking fund hereinafter provided at the price of $100 per share (the "sinking fund redemption price") plus an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid to the date of redemption.

                IV. LIQUIDATION PRICES.  The amount payable on each share of the
            $100 Cumulative Preferred Stock 7.50% Series in the event of voluntary dissolution, liquidation or winding up of the Company shall be at $107.50 per share through September 30, 1979 and thereafter at the following applicable redemption prices per share during the respective twelve month periods beginning October 1 of the years indicated:

                      1979.........................$106.67
                      1980.........................$105.83
                      1981.........................$105.00
                      1982.........................$104.17
                      1983.........................$103.33
                      1984.........................$102.50
                      1985.........................$101.67
                      1986.........................$100.83

            and at $100 per share on and after October 1, 1987, plus in each case an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid thereon to the date fixed for payment.

                The amount payable on each share of such series in the event of involuntary dissolution, liquidation or winding up of the Company shall be $100 per share plus an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid thereon to the date fixed for payment, and no more.

                V. SINKING FUND.  The Company shall, on or before October 1 of each year beginning with the year 1984, so long as any shares of the $100 Cumulative Preferred Stock 7.50% Series shall be outstanding, set aside as a sinking fund for such stock, separate and apart from its own funds, out of legally available funds, after full payment or provision for payment has been made for all dividends accrued on the outstanding shares of $100 Cumulative Preferred Stock, whether or not earned or declared, to such date, an amount sufficient to redeem on such October 1, at the sinking fund redemption price 30,000 shares of $100 Cumulative Preferred Stock 7.50% Series. The amounts set aside on or before each such date for the sinking fund shall be used to redeem on such date, on, as nearly as may be, a pro rata basis among the holders of the $100 Cumulative Preferred Stock 7.50% Series and in the manner provided in the Company's Charter, shares of $100 Cumulative Preferred Stock 7.50% Series outstanding at the sinking fund redemption price. The obligation hereunder shall be cumulative so that if the Company is for any reason unable to set aside such amount and/or redeem on such October 1, at the sinking fund redemption price, 30,000 shares of the $100 Cumulative Preferred Stock 7.50% Series, funds legally available therefor shall, by action of the Company's Board of Directors, as soon as possible thereafter be set aside and/or be applied thereto until all such requirements are fully discharged.

                VI. RESTRICTION ON ISSUE OF ADDITIONAL CUMULATIVE PREFERRED
            STOCK OR PARITY STOCK. So long as any shares of the $100 Cumulative Preferred Stock 7.50% Series are outstanding, the Company shall not, without the consent of holders of two-thirds of the outstanding shares of the $100 Cumulative Preferred Stock 7.50% Series, issue any shares of $100 Cumulative Preferred Stock in addition to the 150,000 shares of the $100 Cumulative Preferred Stock 7.50% Series hereinbefore referred to (except for the purpose of refunding shares of $100 Cumulative Preferred Stock at the time outstanding with shares of such stock of a like aggregate par value), or issue any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends, or issue any obligation or security payable in or convertible into shares of $100 Cumulative Preferred Stock or such senior or parity stocks, unless

                (a) the consolidated net earnings of the Company available for interest and dividends for a period of 12 consecutive calendar months out of the 15 calendar months immediately preceding such issue shall amount to at least 1-1/2 times the sum of (x) the actual interest charges paid or accrued during such period of 12 months and
            (y) the total of annual dividend requirements of all shares of the $100 Cumulative Preferred Stock, and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon the dissolution, liquidation or winding up of the Company or as to the payment of dividends, to be outstanding after giving effect to such issue; and

                (b) after giving effect to such issue, the consolidated net assets of the Company shall amount to at least 225% of the aggregate par value (or, in the case of shares without par value, the involuntary liquidation preference) of all $100 Cumulative Preferred Stock and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon the dissolution, liquidation or winding up of the Company or as to the payment of dividends, then to be outstanding.

                VII. RESTRICTION ON DIVIDENDS, ETC. So long as any shares of the $100 Cumulative Preferred Stock 7.50% Series are outstanding, no dividend shall be paid or declared, or other distribution made, on shares of any class ranking subordinate to the $100 Cumulative Preferred Stock as to the payment of dividends, nor shall any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends be purchased, redeemed or otherwise acquired for a consideration unless (a) there are no arrearages in dividends on shares of the $100 Cumulative Preferred Stock 7.50% Series, (b) any funds required by Section V hereof to be set apart or paid have been so set apart or paid, and (c) if after giving effect to such dividend, distribution, purchase, redemption or acquisition, the consolidated net assets of the Company shall be no less than 225% of the aggregate par value (or in the case of shares without par value, the involuntary liquidation preference) of all the outstanding $100 Cumulative Preferred Stock and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends, provided, however, that the restrictions of this paragraph shall not apply to the declaration and payment of dividends on shares of any class ranking subordinate to the

            $100 Cumulative Preferred Stock as to the payment of dividends, if payable solely in shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company and as to the payment of dividends, nor to the acquisition of any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends through application of proceeds of any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company and as to the payment of dividends sold at or about the time of such acquisition, nor shall such restrictions prevent the transfer of any amount from surplus to stated capital.

                VIII. MISCELLANEOUS. For the purposes hereof the meanings below assigned shall control: The "consolidated net earnings of the Company available for interest and dividends" for any period means the consolidated net income of the Company and its consolidated subsidiary companies for a 12 month period, adjusted to exclude extraordinary gain or loss items net of income taxes, arising other than out of the ordinary course of business, all as determined in accordance with generally accepted accounting principles, but in any case crediting to income all amounts of allowance for funds used during construction, all interest expense, and all preferred stock dividends accrued during such period.

            The "consolidated net assets of the Company" at any time means the assets of the Company minus its liabilities determined in accordance with generally accepted accounting principles, but in making such determination of liabilities there shall be included, in addition to all liabilities, any capital stock expense, reserves and deferred credits (other than capital stock, stock premiums, surplus accounts, deferred investment tax credits and contributions in aid of construction). For purposes of the preceding paragraphs and this paragraph, obligations or securities payable in or convertible into shares of $100 Cumulative Preferred Stock, or in or into shares ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends, shall be treated as though such shares had been issued in payment or upon conversion of such obligations or securities.

                IX. NO CONVERSION PRIVILEGE. The shares of the $100 Cumulative Preferred Stock 7.50% Series shall not be convertible into other shares or securities of the Company.

     3. The date of adoption of such resolution was May 30, 1978.

     4. Such resolution was duly adopted by the Board of Directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this statement to be executed in its name by its Vice President, attested by its Assistant Secretary, this 22nd day of August, 1978.

                                        The Peoples Gas Light and Coke Company

(Corporate Seal)                        By  /s/ Willis C. Holder
                                            --------------------------
                                             Vice President
Attest:

 / s/    D. G. Holm
-------------------
Assistant Secretary

STATE OF ILLINOIS  )
COUNTY OF COOK     )ss.

I, RUTH H. LAUTENBACH, a Notary Public, do hereby certify that on the 22nd day of August, 1978, personally appeared before me Willis C. Holder, who declares he is a Vice President of the Company executing the foregoing document and, being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                        /s/ Ruth H. Lautenbach
                                        -------------------------
                                        Notary Public
(Notarial Seal)



FORM L.

Box                  File
    -------------         -------------

STATEMENT OF RESOLUTION
ESTABLISHING SERIES
ADOPTED BY
THE BOARD OF DIRECTORS
OF
THE PEOPLES GAS LIGHT AND COKE COMPANY

File in Duplicate
Filing Fee $5.00

Filed AUG 23 1978                                      Paid
Alan J. Dixon                                          AUG 23 1978
Secretary of State

NOTE:

This form is applicable only where the articles of incorporation expressly vest authority in the board of directors to establish series and to fix and determine the relative rights and preferences thereof. In such case series may be established and rights and preferences fixed and determined by resolution of the board of directors only to the extent provided in Section 15 of "The Business Corporation Act" and only to the extent not already established, fixed and determined by the articles of incorporation.

FORM L.
BCA-15

STATEMENT OF RESOLUTION                           765-845-1
ESTABLISHING SERIES                                (Do not write in this space)
ADOPTED BY BOARD OF DIRECTORS                      Date Paid 8-29-80
                                                   Filing Fee $25.00
To  ALAN J. DIXON,                                 Clerk

Secretary of State,
Springfield, Illinois  62706



The undersigned corporation, for the purpose of establishing series and fixing and determining the relative rights and preferences of the shares of such series, and pursuant to the provisions of Section 15 of "The Business Corporation Act" of the State of Illinois, hereby executes the following statement:

1. The name of the corporation is The Peoples Gas Light and Coke Company (the "Company").

2. The following resolution was adopted by the Board of Directors, establishing and designating a series of $100 Cumulative Preferred Stock and fixing and determining the relative rights and preferences of the shares of such series:

RESOLVED, that pursuant to the authority expressly vested in the Board of Directors by the Company's Charter, there be and there hereby is established a series of the $100 Cumulative Preferred Stock of the Company, the designation of such series, the number of shares to be issuable thereunder, and certain of the terms and provisions thereof to be as follows:

I. DESIGNATION OF SERIES AND NUMBER OF SHARES TO BE ISSUABLE. Such series of the $100 Cumulative Preferred Stock shall be designated $100 Cumulative Preferred Stock 8.75% Series, of which series 150,000 shares shall be issuable.

II. DIVIDENDS. Preferential dividends shall be payable on the shares of the $100 Cumulative Preferred Stock 8.75% Series at the rate of 8.75% per annum on the par value thereof, and no more, payable on the first day of January, April, July and October in each year, and shall accrue from the issue date; the first payment to be made on October 1, 1980. Dividends payable on October 1, 1980 and dividends payable on the date of any redemption or purchase of the $100 Cumulative Preferred Stock 8.75% Series not occurring on a regular dividend payment date shall be calculated on the basis of the actual number of days elapsed (including, in the case of a redemption or purchase, the date of such redemption or purchase) over a 360-day year.

III. RETIREMENT. The shares of the $100 Cumulative Preferred Stock 8.75% Series shall be retired by the Company on August 19, 1990 at $100 per share plus an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid thereon to the date fixed for payment, and may not be redeemed at the option of the Company or otherwise purchased or acquired by the Company prior to August 19, 1990.

IV. LIQUIDATION PRICES. The amount payable on each share of the $100 Cumulative Preferred Stock 8.75% Series in the event of voluntary dissolution, liquidation or winding up of the Company shall be at $108.75 per share through September 30, 1981 and thereafter at the following applicable redemption prices per share during the respective twelve month periods beginning October 1 of the years indicated:

                              1981..........$107.78
                              1982.......... 106.80
                              1983.......... 105.83
                              1984.......... 104.86
                              1985.......... 103.89
                              1986.......... 102.92
                              1987.......... 101.94
                              1988.......... 100.97

and at $100 per share on and after October 1, 1989, plus in each case an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid thereon to the date fixed for payment.

The amount payable on each share of such series in the event of involuntary dissolution, liquidation or winding up of the Company shall be $100 per share plus an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid thereon to the date fixed for payment, and no more.

V. RESTRICTION ON ISSUE OF ADDITIONAL CUMULATIVE PREFERRED STOCK OR PARITY STOCK. So long as any shares of the $100 Cumulative Preferred Stock 8.75% Series are outstanding, the Company shall not, without the consent of holders of two-thirds of the outstanding shares of the $100 Cumulative Preferred Stock 8.75% Series, issue any shares of $100 Cumulative Preferred Stock in addition to the 150,000 shares of the $100 Cumulative Preferred Stock 8.75% Series hereinbefore referred to (except for the purpose of refunding shares of $100 Cumulative Preferred Stock at the time outstanding with shares of such stock of a like aggregate par value), or issue any stock ranking on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends, or issue any obligation or security payable in or convertible into shares of $100 Cumulative Preferred Stock or such parity stocks, unless

(a) the consolidated net earnings of the Company available for interest and dividends for a period of 12 consecutive calendar months out of the 15 calendar months immediately preceding such issue shall amount to at least 1-1/2 times the sum of (x) the actual interest charges paid or accrued during such period of 12 months and (y) the total of annual dividend requirements of all shares of the $100 Cumulative Preferred Stock, and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon the dissolution, liquidation or winding up of the Company or as to the payment of dividends, to be outstanding after giving effect to such issue; and

(b) after giving effect to such issue, the consolidated net assets of the Company shall amount to at least 225% of the aggregate par value (or, in the case of shares without par value, the involuntary liquidation preference) of all $100 Cumulative Preferred Stock and of any stock ranking senior to or on a parity with the $100 cumulative Preferred Stock with respect to the distribution of assets upon the dissolution, liquidation or winding up of the Company or as to the payment of dividends, then to be outstanding.

VI. RESTRICTION ON DIVIDENDS, ETC. So long as any shares of the $100 Cumulative Preferred Stock 8.75% Series are outstanding, no dividend shall be paid or declared, or other distribution made, on shares of any class ranking subordinate to the $100 Cumulative Preferred Stock as to the payment of dividends, nor shall any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends be purchased, redeemed or otherwise acquired for a consideration unless (a) there are no arrearages in dividends on shares of the $100 Cumulative Preferred Stock 8.75% Series, and (b) after giving effect to such dividend, distribution, purchase, redemption or acquisition, the consolidated net assets of the Company shall be no less than 225% of the aggregate par value (or in the case of shares without par value, the involuntary liquidation preference) of all the outstanding $100 Cumulative Preferred Stock and of any stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends; provided, however, that the restrictions of this paragraph shall not apply to the declaration and payment of dividends on shares of any class ranking subordinate to the $100 Cumulative Preferred Stock as to the payment of dividends, if payable solely in shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends through application of proceeds of any shares of any class ranking subordinate to the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company and as to the payment of dividends sold at or about the time of such acquisition, nor shall such restrictions prevent the transfer of any amount from surplus to stated capital.

VII. MISCELLANEOUS. For the purposes hereof the meanings below are assigned to control:

The "consolidated net earnings of the Company available for interest and dividends" for any period means the consolidated net income of the Company and its consolidated subsidiary companies for a 12 month period, adjusted to exclude extraordinary gain or loss items net of income taxes, arising other than out of the ordinary course of business, all as determined in accordance with generally accepted accounting principles, but in any case crediting to income all amounts of allowance for funds used during construction, all interest expense, and all preferred stock dividends accrued during such period.

The "consolidated net assets of the Company" at any time means the assets of the Company minus its liabilities determined in accordance with generally accepted accounting principles, but in making such determination of liabilities there shall be included, in addition to all liabilities, any capital stock expense, reserves and deferred credits (other than capital stock, stock premiums, surplus accounts, deferred investment tax credits and contributions in aid of construction). For purposes of the preceding paragraphs and this paragraph, obligations of securities payable in or convertible into shares of $100 Cumulative Preferred Stock, or in or into shares ranking senior to or on a parity with the $100 Cumulative Preferred Stock with respect to the distribution of assets upon dissolution, liquidation or winding up of the Company or as to the payment of dividends, shall be treated as though such shares had been issued in payment or upon conversion of such obligations or securities.

VIII. NO CONVERSION PRIVILEGE. The shares of the $100 Cumulative Preferred Stock 8.75% Series shall not be convertible into other shares or securities of the Company.



3.  The date of adoption of such resolution was July 28, 1980.

4.  Such resolution was duly adopted by the Board of Directors.

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice President, attested by its Assistant Secretary, this 29th day of August, A.D. 1980.

                                          The Peoples Gas Light and Coke Company
                                        ----------------------------------------
                                        By   /s/  Masao Igasaki Jr.
                                            -------------------------
                                                  Vice President
(Corporate Seal)
Attest:
/s/  D. G. Holm
---------------
Assistant Secretary
STATE OF ILLINOIS  }
COUNTY OF COOK     } ss.

I, RITA THOMAS, a Notary Public, do hereby certify that on the 29th day of August A.D., 1980, personally appeared before me Masao Igasaki, Jr., a Vice President of the corporation, executing the foregoing document and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before
written.  (Notarial Seal)                 /s/  Rita Thomas
                                         -------------------
                                          Notary Public
                                          My Commission Expires June 30, 1984

Form BCA-15
Box             File
    -----------       --------------
STATEMENT OF RESOLUTION
ESTABLISHING SERIES
ADOPTED BY BOARD OF DIRECTORS
THE PEOPLES GAS LIGHT AND COKE COMPANY

FILED                                   PAID
AUG 29 1980                             AUG 29 1980
/s/  Alan J. Dixon
Secretary of State

File in Duplicate
Filing Fee $5.00

NOTE:

This form is applicable only where the articles of incorporation expressly vest authority in the board of directors to establish series and to fix and determine the relative rights and preferences thereof. In such case series may be established and rights and preferences fixed and determined by resolution of the board of directors only to the extent provided in Section 15 of "The Business Corporation Act" and only to the extent not already established, fixed and determined by the articles of incorporation.

Form BCA (12, 12a, 110, 110a)
                                                       File No. D0765-845-1
                                                       Date:  12-23-81
                                                       Filing Fee $5.00
                                                       Clerk  A. G.

                                File in duplicate

                        Please read instructions on back
                          before attempting to execute


       CERTIFICATE OF CHANGE OF REGISTERED AGENT AND REGISTERED OFFICE BY
                  A FOREIGN OR DOMESTIC CORPORATION OF ILLINOIS

To
     Secretary of State
     Springfield, Illinois

The undersigned corporation, organized and existing under the laws of the State of Illinois for the purpose of changing its registered agent or its registered office, or both, in Illinois as provided by "The Business Corporation Act", of Illinois represents that:

1. The name of the corporation is THE PEOPLES GAS LIGHT AND COKE COMPANY

2. The address, including street and number, if any, of its present registered office (before change) is 122 SOUTH MICHIGAN AVENUE, CHICAGO, ILLINOIS 60603
                          --------------------------------------------------
3. Its registered office (including street and number if any change in the registered office is to be made) is hereby changed to ____ Street, ___ __________(________)_ County of ___
          (Zip Code)

4. The name of its present registered agent (before change) is CHARLES G. FREUND

5. The name of the new registered agent is DONALD G. HOLM

6. The address of its registered office and the address of the business office of its registered agent, will be identical.

7. The manner of authorization of such change(s) was:
   a.  [ X ] By resolution duly authorized by the board of directors;
   b.  [   ] By action of its registered agent.

                                   SIGNATURES

(Sign below where the above change(s) were authorized by resolution of the board of directors.)

Under penalty of perjury and as an authorized officer of the corporation, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation, on this 18th day of December 1981.
                                        By  /s/   Masao Igasaki, Jr.
                                           --------------------------
                                                 Vice President
seal
                                        Attest    /s/  E. P. Cassidy
                                               -------------------------
                                                  Assistant Secretary

(Sign below where the above change of address was authorized by action of the registered agent.)

Under penalty of perjury and as the authorized registered agent of the corporation, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.

IN WITNESS WHEREOF, I have hereunto subscribed my name on this ____ day of ____ 19 ____ .

                                        By
                                           -------------------------
                                         Registered Agent

                                  INSTRUCTIONS

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the agent must be the same.

2. The registered office must be in Illinois and must be a street or road address, not a post office box number.

3. A registered agent may change the address of the registered office of the corporation, for which he is registered agent, to another address in the State.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of the change of registered office. Such certified copies may be obtained only from the Secretary of State.

5.  A corporation cannot act as its own registered agent.

Form BCA (12, 12a, 110, 110a)
File No. D0765-845-1
CERTIFICATE OF CHANGE OF
REGISTERED AGENT AND/OR
OFFICE OF A FOREIGN OR
DOMESTIC CORPORATION

Secretary of State
Corporation Department
Springfield, Illinois 62756
Telephone: (217)782-3647

Filing Fee $5.00

RECEIVED AND FILED                                PAID
DEC 23 1981                                       DEC 23 1981
Jim Edgar
Secretary of State

To Jim Edgar                                           0765-845-1
Secretary of State
Springfield, Illinois    (To Be Filed In Duplicate)    Date Paid 10-31-84
                                                       Filing Fee $5.00
                                                       Clerk
                    STATEMENT OF REDEMPTION AND CANCELLATION
                                    OF SHARES

The undersigned corporation hereby reports the cancellation of redeemable shares, pursuant to Section 58 of "The Business Corporation Act" of the State of Illinois.

1.  The name of the corporation is:  THE PEOPLES GAS LIGHT AND COKE COMPANY

2. The aggregate number of shares which the corporation had authority to issue is 41,000,000, itemized as follows:
Class        Series     Number of shares      Par value per share or statement
             (If any)                         that shares are without par value

Common Stock               40,000,000               Without Par Value
$100 Cumulative Preferred   1,000,000                $100.00

3.  The number of shares cancelled is 30,000, itemized as follows:
Class                            Series                           No. of Shares
$100 Cumulative Preferred        7.50%        October 1, 1984         30,000

4. The number of shares which the corporation has authority to issue after giving effect to the cancellation is 40,970,000, itemized as follows:
Class                            Series         No. of Shares
Common Stock                                     40,000,000
$100 Cumulative Preferred                           970,000

5. The aggregate number of issued shares before giving effect to such cancellation was:


Class                         Series      Number of Shares        Par value per share or statement
                             (if any)                            that shares are without par value
Common Stock                                 24,817,566             Without Par Value
$100 Cumulative Preferred      7.96%            100,000                $100.00
$100 Cumulative Preferred      7.50%            150,000                $100.00
$100 Cumulative Preferred      8.40%            170,000                $100.00
$100 Cumulative Preferred      8.75%            150,000                $100.00
                                           --------------
                                             25,387,566


6. The aggregate number of issued shares, after giving effect to the cancellation is 25,357,566
                ----------


Class                         Series      Number of Shares        Par value per share or statement
                             (if any)                            that shares are without par value

Common Stock                                 24,817,566             Without Par Value
$100 Cumulative Preferred        7.96%          100,000                $100.00
$100 Cumulative Preferred        7.50%          120,000                $100.00
$100 Cumulative Preferred        8.40%          170,000                $100.00
$100 Cumulative Preferred        8.75%          150,000                $100.00
                                           --------------
                                             25,357,566

7. The amount of stated capital and the amount of paid-in surplus of the corporation is:


Before Cancellation:                         After Cancellation:
Stated Capital....$222,307,044               Stated Capital.......$ 219,307,044
Paid-in Surplus....$None                     Paid-in Surplus.......$None
Total.......      $222,307,044               Total..........       $219,307,044


Note: If the shares being cancelled were purchased, please state the purchase price of each share here:
Par value or above
(See Section 60 BCA)
IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice President attested by its Assistant Secretary, this 26th day of October 1984.

                                        The Peoples Gas Light and Coke Company
                                        --------------------------------------
                                        (EXACT CORPORATE TITLE)
Place (Corporate Seal) Here             By /s/  Masao Igasaki Jr
                                           ------------------------
                                        Its Vice President *
Attest:
/s/  E. P. Cassidy
----------------------
By Its Assistant Secretary

*As an authorized officer, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

File #D 0765-845-1
STATEMENT OF REDEMPTION AND
CANCELLATION OF SHARES
UNDER SECTION 58 BCA
The Peoples Gas Light and Coke Company

FILED
OCT 31 1984
JIM EDGAR
Secretary of State
Filing Fee $5.00
Note:
This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued.
Upon such redemption and cancellation of shares, the stated capital of the corporation is deemed to be reduced by that part of the stated capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.
Under some paragraph of this form, a statement giving the redemption or purchase price of the shares being cancelled, should be inserted.

SECRETARY OF STATE
CORPORATION DEPARTMENT
SPRINGFIELD, ILLINOIS 62756
TELEPHONE (217) 782-6961

BCA 14.25(Rev. Jul. 1984)                                   File #0765-845-
                                 Jim Edgar                  Date 12-17-85
 Submit One Original             Secretary of State         Filing Fee $5.00
Remit payment in Check or        State of Illinois
Money Order, payable to
"Secretary of State".
 DO NOT SEND CASH!
                     REPORT OF REDUCTION OF PAID-IN CAPITAL,
                             CANCELLATION OF SHARES
                           OR REPORT FOLLOWING MERGER,
                            CONSOLIDATION OR EXCHANGE

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.

1.  The name of the corporation is The Peoples Gas Light and Coke Company
2.  The State or Country of incorporation is Illinois
3. The aggregate number of shares which are issued and outstanding, as last reported to the Secretary of State on any document other than an annual report form, are: (Before any Issuance or Cancellation Herein Shown)
    Class                Par Value**             Number of Shares
Common Stock                N/A                  24,817,566
Cumulative Preferred       $100                     540,000

4. The amount of paid-in capital*, as last reported to the Secretary of State on any document other than an annual report form, is: (Before any Increases or Reductions Herein Shown)
Paid-in Capital  $219,307,044

5. State the nature of the change effected (description, date(s), number of shares, dollar amounts, etc.)
Redemption of Preferred Stock.  30,000 shares @ $3,000,000 on October 1, 1985.

6. Giving effect to the changes herein reported, the aggregate number of shares which are issued and outstanding are: (After any Issuance or Cancellation Herein Shown)
Class                  Par Value**              Number of Shares
Common Stock                N/A                    24,817,566
Cumulative Preferred       $100                       510,000

7. Giving effect to the changes herein reported, the amount of its paid-in capital* is: (After any Increase of Reduction Herein Shown)
Paid-in Capital $216,307,044

* "Paid-in Capital" replaces the terms Stated Capital and Paid-in Surplus, and is equal to the total of these accounts.

** A declaration as to a "par value" is optional, unless the corporation has previously made a declaration. When no reference to par value is desired, simple indicate "n/a".

8.  Complete this item if reporting a merger or consolidation.

(a) --Give an estimate of the total value of all the property of the corporation for the following year $__________

(b) --Give an estimate of the total value of all the property of the corporation for the following year that will be located in Illinois $__________

(c) --State the estimated total business of the corporation to be transacted by it everywhere for the following year $__________

(d) --State the estimated annual business of the corporation to be transacted by it at or from places of business in the State of Illinois $__________

The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated December 12, 1985                   The Peoples Gas Light and Coke Company
      -------------  ---                  --------------------------------------
                                                  (Exact Name of Corporation)
attested By /s/  James G. Boie                        By  / s/ Masao Igasaki Jr.
            ---------------------------------            -----------------------
           (Signature of Assistant Secretary)            (Signature of Vice
                                                          President)

James G. Boie                                Masao Igasaki Jr.
-----------------                            -----------------
(Type or Print Name and Title)                (Type or Print Name and Title)

Form BCA-14.25
File No. D-0765-845-1

REPORT OF REDUCTION OF PAID-IN CAPITAL
CANCELLATION OF SHARES
OR REPORT FOLLOWING MERGER,
CONSOLIDATION OR EXCHANGE
Filing Fee $5.00

FILED Dec. 17, 1985              PAID
JIM EDGAR                        DEC 18 1985
Secretary of State

The Peoples Gas Light and Coke Company

Return To:

Corporation Department
Secretary of State
Springfield, Illinois 62756
Telephone 217-782-6961

BCA 1.15 (Rev. Jan. 1986)                                  File # D-0765-845-1
                                      JIM EDGAR                   Date 6-18-86
 Submit in Duplicate              Secretary of State              Filing Fee $25
Remit payment in Check or         State of Illinois
Money Order, payable to
"Secretary of State",          STATEMENT OF CORRECTION
  DO NOT SEND CASH!


Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following Statement of Correction.
1.  The name of the corporation is The Peoples Gas Light and Coke Company
2.  The State or Country of incorporation is Illinois
3. The title of the instrument to be corrected is BCA--14.25 Report of Reduction of Paid-In Capital, Cancellation of Shares
4. The instrument to be corrected was filed by the Secretary of State on Dec. 17, 1985
5.  It was inaccurate, erroneous or defective in the following:

        5.  Redemption of Preferred Stock     30,000 shares at $3,000,000
            on October 1, 1985.
        6.  Class                     Par Value         Number of Shares
             Common Stock             N/A                  24,817,566
             Cumulative Preferred     $100                    510,000
        7.  Paid-In Capital   --      $216,307,044

6. The corrected portion(s) of the above instrument, in corrected form, are as follows:

        5.  No transaction to be reported
        6.  Class                     Par Value         Number of Shares
             Common Stock             N/A                  24,817,566
             Cumulative Preferred     $100                    540,000
        7.  Paid-In Capital   --      $219,307,044

The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated     June 3, 1986                   The Peoples Gas Light and Coke Company
        ---------   --                   --------------------------------------
                                             (Exact Name of Corporation)
attested by   /s/   James G. Boie        By   /s/    Masao Igasaki Jr.
             ---------------------           ----------------------------
(Signature of Assistant Secretary)       (Signature of Vice President)
                 James G. Boie               Masao Igasaki
             ---------------------           -------------
(Type or Print Name and Title)           (Type or Print Name and Title)

Form BCA-1.15
File No. D-0765-845-1
STATEMENT OF CORRECTION
Filing Fee $25
The license fee and franchise tax, as well as the filing fee, must be paid at the time of filing this report as required by the provisions of the Business
Corporation Act.

PAID  JUN 18 1986

Jun 18 1986
Jim Edgar
Secretary of State
RETURN TO:
Corporation Department
Secretary of State
Springfield, Illinois 62756
Telephone (217) 782-6961

(SEAL)

STATE OF ILLINOIS
Office of the Secretary of State I hereby certify that this a true and correct copy, consisting of eight pages as taken from the original on file in this office.
/s/ Jim Edgar
Jim Edgar
Secretary of State
DATED 05-02-90
BY:  /s/ Bob Eiken

BCA-9.05 (Rev. Jul. 1984)
                                                           File #D-0765-845-1
   Submit in Duplicate                                     Date 6-20-86
Remit payment in Check or Money                            Filing Fee $5.00
Order, payable to "Secretary of      Jim Edgar
State".                           Secretary Of State
DO NOT SEND CASH!                 State of Illinois
                            STATEMENT OF CANCELLATION
                                       OF
                              NON-REISSUABLE SHARES

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.

1.  The name of the corporation is The Peoples Gas Light and Coke Company

2. It has acquired and cancelled its own shares, and the articles of incorporation prohibit the re-issuance of such shares.

3.  The number of shares cancelled and the redemption or purchase price are:


                                                              Number of Shares      Redemption or
     Class                Series          Par Value               Cancelled          Purchase Price
     -----                ------         ----------           -----------------     -----------------
Cumulative Preferred     7-7/8%            $100                    30,000              $3,000,000


                                BEFORE CANCELLATION                        AFTER CANCELLATION
                                -------------------                        ------------------
                    CLASS        SERIES      PAR           NUMBER            CLASS              SERIES       PAR          NUMBER
                    -----        ------      ---           ------            -----              ------       ---          ------

4. The number
of authorized
shares is:
Common Stock                                None        40,000,000        Common Stock                       None       40,000,000
Cumulative Preferred                        $100           970,000        Cumulative Preferred               $100          940,000

5.  The number of
issued shares is:
Common Stock                                None        24,817,566        Common Stock                       None       24,817,566
Cumulative Preferred                        $100           540,000        Cumulative Preferred               $100          510,000

6. The amount of
paid-in capital is:                     $219,307,044                            $216,307,044
                                        ------------                            ------------

The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated    June 3, 1986                   The Peoples Gas Light and Coke Company
         -------   --                   --------------------------------------
                                        (Exact Name of Corporation)
Attested by  /s/   James  G. Boie       By   /s/   Masao Igasaki Jr.
             --------------------            -----------------------
(Signature of Assistant Secretary)      (Signature of Vice President)
James G. Boie                           Masao Igasaki
                                        ---------------------------
(Type or Print Name and Title)          (Type and Print Name and Title)

                                      NOTES

NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the paid-in capital of the corporation is deemed to be reduced by that part of the paid-in capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.


Form BCA-9.05

File No. D-0765-845-1

STATEMENT OF CANCELLATION
OF
NON-REISSUABLE SHARES

Filing Fee $5.00

Filed June 20, 1986                     PAID
Jim Edgar                               JUN 20 1986
Secretary of State

RETURN TO:
Corporation Department
Secretary of State
Springfield, Illinois 62756
Telephone 217-782-6961

BCA 1.15(Rev. Jan. 1986)                               File# D-0765-845-1

Submit in Duplicate                    JIM EDGAR       Date 9-25-86
                                  SECRETARY OF STATE   Filing Fee $25
Remit payment in Check or Money    STATE OF ILLINOIS
Order, payable to "Secretary of
State:.                         STATEMENT OF CORRECTION
  DO NOT SEND CASH


Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following Statement of Correction.

1.  The name of the corporation is The Peoples Gas Light and Coke Company
2.  The State or Country of incorporation is Illinois
3. The title of the instrument to be corrected is Bca--9.05 Statement of Cancellation of Non-Reissuable Shares
4. The instrument to be corrected was filed by the Secretary of State on June 20, 1986.
5.  It was inaccurate, erroneous or defective in the following:


     3.    Class                Series      Par Value      Number of Shares Cancelled    Redemption or Purchase Price
           -----                ------      ---------      --------------------------    ----------------------------

  Cumulative Preferred          7-7/8%        $100                   30,000                         $3,000,000


6. The corrected portion(s) of the above instrument, in corrected form, are as follows:


     3.    Class                Series      Par Value      Number of Shares Cancelled    Redemption or Purchase Price
           -----                ------      ---------      --------------------------    ----------------------------
  Cumulative Preferred          7.50%         $100                   30,000                         $3,000,000


The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated August 25, 1986                   The Peoples Gas Light and Coke Company
      ----------   --                   --------------------------------------
                                             (Exact Name of Corporation)
attested by  /s/  James G. Boie         By     /s/    Masao Igasaki Jr.
             ------------------               -------------------------
(Signature of Assistant Secretary)      (Signature of Vice President)
       James G. Boie                          Masao Igasaki, Jr.
     Assistant Secretary                        Vice President
     -------------------                      ------------------
(Type or Print Name and Title)          (Type or Print Name and Title)

Form BCA-1.15
File No. #D-0765-845-1
         -------------

STATEMENT OF CORRECTION

Filing Fee $25
The license fee and franchise tax, as well as the filing fee, must be paid at the time of filing this report as required by the provisions of the Business Corporation Act.

PAID SEP 25 1986

SEP 25 1986
JIM EDGAR
Secretary of State

RETURN TO:
Corporation Department
Secretary of State
Springfield, Illinois 62756
Telephone (217) 782-6961

BCA-9.05 (Rev. Jul. 1984)       JIM EDGAR                 File # D-0765-845-1
                             Secretary of State           This Space For Use By
                             State of Illinois            Secretary of State

                            STATEMENT OF CANCELLATION     Date 10-27-86
                                       OF                      --------
                              NON-REISSUABLE SHARES       Filing Fee $5.00
Submit in Duplicate                                                -----
Remit payment in Check or Money Order, payable to "Secretary of State".
                                                                      Clerk CCH
                                                                            ---
DO NOT SEND CASH!

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.

1.  The name of the corporation is The Peoples Gas Light and Coke Company

2. It has acquired and cancelled its own shares, and the articles of incorporation prohibit the re-issuance of such shares.

3.  The number of shares cancelled and the redemption or purchase price are:


                                            Number of Shares   Redemption or
      Class             Series   Par Value     Cancelled       Purchase Price
      -----             ------   ---------  ----------------   --------------
Cumulative Preferred     8.75%     $100        150,000          15,000,000
Cumulative Preferred     7.50%     $100         30,000           3,000,000




                       BEFORE CANCELLATION                   AFTER CANCELLATION
                       -------------------                   ------------------
                       Class    Series    Par     Number     Class     Series     Par      Number
                       -----    ------    ---     ------     -----     ------     ---      ------
4.  The number
     of authorized
     shares is:
        Common Stock                     None   40,000,000  Common Stock          None    40,000,000
        Cumulative Preferred             $100      940,000  Cumulative
                                                              Preferred           $100       760,000

5.  The number of
      issued shares is:
        Common Stock                     None   24,817,566  Common Stock          None    24,817,566
        Cumulative Preferred             $100      510,000  Cumulative
                                                             Preferred            $100       330,000

6.  The amount of
      paid-in capital is:                $216,307,044                             $198,307,044
                                         ------------                             ------------





     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated October 22, 1986                    The Peoples Gas Light and Coke Company
      ----------------                    --------------------------------------
                                          (Exact Name of Corporation)

attested by  /s/James G. Boie             by /s/ Masao Igasaki, Jr.
             ----------------             -------------------------
(Signature of Assistant Secretary)        (Signature of Vice President)

James G. Boie                             Masao Igasaki, Jr.
-------------                             ------------------
(Type or Print Name and Title)            (Type or Print Name and Title)

                                      NOTES

NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the paid-in capital of the corporation is deemed to be reduced by that part of the paid-in capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.

                                  Form BCA-9.05

                             File No.  D-0765-845-1
                                       ------------

                         -------------------------------
                         -------------------------------

                            STATEMENT OF CANCELLATION
                                       OF
                              NON-REISSUABLE SHARES


                                Filing Fee $5.00

                     The Peoples Gas Light and Coke Company


                                      FILED
                                   OCT 27 1986

                                    JIM EDGAR
                               Secretary of State

                                      PAID
                                   OCT 27 1986


                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                             Telephone 217-782-6961
                         -------------------------------
                         -------------------------------

BCA-9.05 (Rev. Jul. 1984)           JIM EDGAR              File # D-0765-845-1
                                                                  ------------
                                 Secretary of State       This Space For Use By
                                 State of Illinois         Secretary of State

                            STATEMENT OF CANCELLATION       Date 1-20-88
                                                                 -------
                                       OF
                              NON-REISSUABLE SHARES         Filing Fee $5.00
                                                                       -----
Submit in Duplicate
Remit payment in Check or Money Order, payable to "Secretary of State".
                                                            Clerk   CCH
                                                                    -----
DO NOT SEND CASH!

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.

1.  The name of the corporation is The Peoples Gas Light and Coke Company

2. It has acquired and cancelled its own shares, and the articles of incorporation prohibit the re-issuance of such shares.

3.  The number of shares cancelled and the redemption or purchase price are:


                                           Number of Shares    Redemption or
        Class           Series   Par Value    Cancelled        Purchase Price
        -----           ------   ---------    ---------        ----------------
Cumulative Preferred     7.50%     $100        30,000          3,000,000


                        BEFORE CANCELLATION                  AFTER CANCELLATION
                        -------------------                  ------------------
                        Class  Series    Par    Number       Class    Series    Par     Number
                        -----  ------    ---    ------       -----    ------    ---     ------
4.  The number
     of authorized
     shares is:
        Common Stock                     None  40,000,000   Common Stock        None  40,000,000
        Cumulative Preferred             $100     760,000   Cumulative
                                                             Preferred          $100     730,000

5.  The number of
      issued shares is:
        Common Stock                     None  24,817,566   Common Stock        None  24,817,566
        Cumulative Preferred             $100     330,000   Cumulative
                                                             Preferred          $100     300,000

6.  The amount of
      paid-in capital is:                $198,307,044                           $195,307,044
                                         ------------                           ------------

     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated January 15, 1988                    The Peoples Gas Light and Coke Company
      ----------------                    --------------------------------------
                                          (Exact Name of Corporation)

attested by /s/James G. Boie              by /s/ Donald G. Holm
            ----------------                 ------------------
      (Signature of Assistant Secretary)     (Signature of Vice President)

James G. Boie                              Donald G. Holm
-------------                              --------------
(Type or Print Name and Title)             (Type or Print Name and Title)

                                      NOTES

NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the paid-in capital of the corporation is deemed to be reduced by that part of the paid-in capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.

                                  Form BCA-9.05

                             File No.  D-0765-845-1
                                       ------------

                          -----------------------------
                          -----------------------------
                            STATEMENT OF CANCELLATION
                                       OF
                              NON-REISSUABLE SHARES


                                Filing Fee $5.00

                     The Peoples Gas Light and Coke Company


                                      FILED
                                   JAN 20 1988

                                    JIM EDGAR
                               Secretary of State

                                      PAID
                                   JAN 21 1988


                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                             Telephone 217-782-6961
                          -----------------------------
                          -----------------------------

BCA-9.05 (Rev. Jul. 1984)            JIM EDGAR            File # D-0765-845-1
                                                                 ------------
                                 Secretary of State       This Space For Use By
                                  State of Illinois       Secretary of State

                            STATEMENT OF CANCELLATION     Date 12-20-88
                                                               --------
                                       OF
                              NON-REISSUABLE SHARES       Filing Fee $5.00
                                                                     -----
Submit in Duplicate                                         Clerk    CCH
                                                                   -----
Remit payment in Check or Money Order, payable to "Secretary of State".
DO NOT SEND CASH!

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.

1.  The name of the corporation is The Peoples Gas Light and Coke Company

2. It has acquired and cancelled its own shares, and the articles of incorporation prohibit the re-issuance of such shares.

3.  The number of shares cancelled and the redemption or purchase price are:

                                            Number of Shares    Redemption or
      Class              Series  Par Value      Cancelled       Purchase Price
      -----              ------  ---------  ----------------    --------------
Cumulative Preferred     7.50%     $100          30,000         $ 3,000,000


                   BEFORE CANCELLATION                       AFTER CANCELLATION
                   -------------------                       ------------------
                   Class    Series    Par     Number         Class     Series     Par      Number
                   -----    ------    ---     ------         -----     ------     ---      ------
4.  The number
     of authorized
     shares is:
         Common Stock                 None   40,000,000     Common Stock         None    40,000,000
         Cumulative Preferred         $100      730,000     Cumulative
                                                              Preferred          $100       700,000

5.  The number of
      issued shares is:
         Common Stock                 None   24,817,566     Common Stock         None     24,817,566
         Cumulative Preferred         $100      300,000     Cumulative
                                                             Preferred           $100        270,000

6.  The amount of
      paid-in capital is:             $195,307,044                               $192,307,044
                                      ------------                               ------------

     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated December 12, 1988                   The Peoples Gas Light and Coke Company
      -----------------                   --------------------------------------
                                          (Exact Name of Corporation)

attested by  /s/James G. Boie             by  /s/ Donald G. Holm
             ----------------                 ------------------
     (Signature of Assistant Secretary)       (Signature of Vice President)

James G. Boie                             Donald G. Holm
-------------                             --------------
(Type or Print Name and Title)            (Type or Print Name and Title)

                                      NOTES

NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the paid-in capital of the corporation is deemed to be reduced by that part of the paid-in capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.

                                  Form BCA-9.05

                             File No.  D-0765-845-1

                         ------------------------------
                         ------------------------------

                            STATEMENT OF CANCELLATION
                                       OF
                              NON-REISSUABLE SHARES


                                Filing Fee $5.00


                                      FILED
                                   DEC 20 1988

                                    JIM EDGAR
                               Secretary of State

                                      PAID
                                   DEC 20 1988

                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                             Telephone 217-782-6961
                         ------------------------------
                         ------------------------------

BCA-9.05 (Rev. Jul. 1984)        JIM EDGAR                File # D-0765-845-1
                                                                 ------------
                              Secretary of State          This Space For Use By
                              State of Illinois           Secretary of State

                            STATEMENT OF CANCELLATION     Date 3-16-89
                                                               -------
                                       OF
                              NON-REISSUABLE SHARES       Filing Fee $5.00
                                                                     -----
Submit in Duplicate                                        Clerk    CCH
                                                                   ----

Remit payment in Check or Money Order, payable to "Secretary of State". DO NOT SEND CASH!

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.

1.  The name of the corporation is The Peoples Gas Light and Coke Company

2. It has acquired and cancelled its own shares, and the articles of incorporation prohibit the re-issuance of such shares.

3.  The number of shares cancelled and the redemption or purchase price are:

                                               Number of Shares  Redemption or
      Class              Series    Par Value      Cancelled      Purchase Price
      -----              ------    ---------   ----------------  --------------
Cumulative Preferred     7.96%       $100            5,000          $500,000


                     BEFORE CANCELLATION                    AFTER CANCELLATION
                     -------------------                    ------------------
                     Class  Series   Par      Number        Class       Series   Par      Number
                     -----  ------   ---      ------        -----       ------   ---      ------
4.  The number
     of authorized
     shares is:
        Common Stock                 None    40,000,000     Common Stock         None   40,000,000
        Cumulative Preferred         $100       700,000     Cumulative
                                                             Preferred           $100      695,000

5.  The number of
      issued shares is:
        Common Stock                 None    24,817,566     Common Stock         None     24,817,566
        Cumulative Preferred         $100       270,000     Cumulative
                                                             Preferred           $100        265,000

6.  The amount of
      paid-in capital is:           $192,307,044                                 $191,807,044
                                    ------------                                 ------------

     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated March 9, 1989                    The Peoples Gas Light and Coke Company
      -------------                    --------------------------------------
                                       (Exact Name of Corporation)

attested by  /s/James G. Boie           by  /s/ Donald G. Holm
             ----------------               ------------------
  (Signature of Assistant Secretary)        (Signature of Vice President)

James G. Boie                            Donald G. Holm
-------------                            --------------
(Type or Print Name and Title)              (Type or Print Name and Title)

                                      NOTES

NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the paid-in capital of the corporation is deemed to be reduced by that part of the paid-in capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.

                                  Form BCA-9.05

                             File No.  D-0765-845-1

                          -----------------------------
                          -----------------------------

                            STATEMENT OF CANCELLATION
                                       OF
                              NON-REISSUABLE SHARES


                                Filing Fee $5.00


                                      FILED
                                   MAR 16 1989

                                    JIM EDGAR
                               Secretary of State

                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                             Telephone 217-782-6961
                          -----------------------------
                          -----------------------------

BCA-5.10/5.20 (Rev. Jul. 1984)           JIM EDGAR        File # D-0765-845-1
                                                                 ------------
NFP-105.10/105.20 (Rev. 1986)      Secretary of State     This Space For Use By
                                   State of Illinois      Secretary of State
FILED MAY 17 1989              STATEMENT OF CANCELLATION  Date
                                          OF                  ---------------
Secretary of State              NON-REISSUABLE SHARES         Filing Fee  $5
Corporation Department                                                   ---

                                                          Clerk    PJ
                                                                   -------
Submit in Duplicate
Remit payment in Check or Money Order, payable to "Secretary of State".
DO NOT SEND CASH!

Pursuant to the provisions of "The Business Corporation Act of 1983", or "The General Not For Profit Corporation Act of 1986", the undersigned corporation hereby submits the following statement.

1.  The name of the corporation is The Peoples Gas Light and Coke Company

2.  The State or Country of incorporation is Illinois

3. The name and address of its registered agent and its registered office as they appear on the records of the office of the Secretary of State (Before Change) are:

     Registered Agent   Donald            G.                   Holm
                        ------------------------------------------------
                        First Name    Middle Name           Last Name

     Registered Office   122 South Michigan Avenue
                        ------------------------------------------------
                         Number  Street   Suite No.   (A P.O. Box alone
                                                       is not acceptable)

                        Chicago, Illinois     60603        Cook
                        ------------------------------------------------
                        City                  Zip Code     County

4. The name and address of its registered agent and its registered office shall be (After All Changes Herein Reported):

     Registered Agent    J.            Bruce                  Hasch
                        ------------------------------------------------
                        First Name   Middle Name            Last Name

     Registered Office  122 South Michigan Avenue
                        ------------------------------------------------
                         Number   Street  Suite No.  (A P.O. Box alone
                                                      is not acceptable)

                        Chicago, Illinois        60603           COOK
                        ------------------------------------------------
                        City                     Zip Code       County

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.  The above change was authorized by:  ("X" one box only)
     a. [ X]  By resolution duly adopted by the board of directors.   (Note 5)
     b. [  ]  By action of the registered agent.                 (Note 6)

(If authorized by the board of directors, sign here.  See Note 5)
     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated May 8, 1989                       The Peoples Gas Light and Coke Company
      -----------                       --------------------------------------
                                        (Exact Name of Corporation)

attested by  /s/E. P. Cassidy           by  /s/ Richard E. Terry
             ----------------               --------------------
            (Signature of Secretary)    (Signature of President)

E. P. Cassidy, Secretary and Treasurer  R. E. Terry, President
--------------------------------------  ----------------------
(Type or Print Name and Title)          (Type or Print Name and Title)

(If change of registered office by registered agent, sign here.  See Note 6)
     The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated                         , 19
      ------------------------    --  -----------------------------------------
                                      (Signature of Registered Agent of Record)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address, a post office box number alone is not acceptable.

3.  A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the state of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the President (or vice-president) and by the Secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.

                               FORM BCA-5.10/5.20
                             FORM NFP-105.10/105.20

                              File No. D-0765-845-1
                                       ------------
                     ----------------------------------------
                     ----------------------------------------
                        STATEMENT OF CHANGE OF REGISTERED
                         AGENT AND/OR REGISTERED OFFICE

                                  Filing Fee $5


                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                            Telephone (217) 782-7808
                     ----------------------------------------
                     ----------------------------------------



     (SEAL)         STATE OF ILLINOIS
                    Office of the Secretary of State
                    I hereby certify that this is a true and correct copy, consisting of 150 pages, as taken from the original on file in this office.
               ---
     /s/ Jim Edgar
     -------------
     Jim Edgar
     Secretary of State
DATED: May 1, 1990
       -----------
BY: /s/ Sharon Thomas
    -----------------

BCA-9.05 (Rev. Jul. 1984)           JIM EDGAR            File # D-0765-845-1
                                                                ------------
                                 Secretary of State      This Space For Use By
                                 State of Illinois       Secretary of State

PAID                        STATEMENT OF CANCELLATION    Date 12-19-89
DEC 20 1989                             OF                    --------
                                NON-REISSUABLE SHARES
                                                         Filing Fee $5.00
                                                                    -----
Submit in Duplicate                                           Clerk    JP
                                                                  -------
Remit payment in Check or Money Order, payable to "Secretary of State". DO NOT SEND CASH!

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.

1.  The name of the corporation is The Peoples Gas Light and Coke Company

2. It has acquired and cancelled its own shares, and the articles of incorporation prohibit the re-issuance of such shares.

3.  The number of shares cancelled and the redemption or purchase price are:

                                               Number of Shares      Redemption or
     Class              Series     Par Value      Cancelled          Purchase Price
     -----              ------     ---------   ----------------      --------------
Cumulative Preferred     8.40%     $100              34,000            $3,400,000


                       BEFORE CANCELLATION                  AFTER CANCELLATION
                       -------------------                  ------------------
                       Class   Series   Par    Number       Class      Series     Par       Number
                       -----   ------   ---    ------       -----      ------     ---       ------
4.  The number
     of authorized
     shares is:
         Common Stock                   None  40,000,000    Common Stock          None    40,000,000
         Cumulative Preferred           $100     695,000    Cumulative
                                                             Preferred            $100       661,000

5.  The number of
      issued shares is:
         Common Stock                   None  24,817,566    Common Stock          None    24,817,566
         Cumulative Preferred           $100     265,000    Cumulative
                                                             Preferred            $100       231,000

6.  The amount of
      paid-in capital is:               $191,807,044                              $188,407,044
                                        ------------                              ------------

     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated December 14, 1989                 The Peoples Gas Light and Coke Company
      -----------------                 --------------------------------------
                                        (Exact Name of Corporation)

attested by  /s/James G. Boie           by  /s/ George G. Henning
             ----------------               --------------------
 (Signature of Assistant Secretary)         (Signature of Vice President)

James G. Boie                           George G. Henning
-------------                           -----------------
(Type or Print Name and Title)          (Type or Print Name and Title)

                                      NOTES

NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the paid-in capital of the corporation is deemed to be reduced by that part of the paid-in capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.

                                  Form BCA-9.05

                             File No.  D-0765-845-1
                                       ------------
                          -----------------------------
                          -----------------------------

                            STATEMENT OF CANCELLATION
                                       OF
                              NON-REISSUABLE SHARES


                                Filing Fee $5.00


                                      FILED
                                   DEC 19 1989

                                    JIM EDGAR
                               Secretary of State

                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                             Telephone 217-782-6961

                          -----------------------------
                          -----------------------------

BCA-9.05 (Rev. Jul. 1984)         JIM EDGAR                File # D-0765-845-1
                                Secretary of State                ------------
                                State of Illinois          This Space For Use By
                                                             Secretary of State

PAID                        STATEMENT OF CANCELLATION       Date 2-26-90
FEB 27 1990                            OF                        -------
                               NON-REISSUABLE SHARES
                                                            Filing Fee $5.00
                                                                       -----
Submit in Duplicate
Remit payment in Check or Money Order,
payable to "Secretary of State".                             Clerk    DB
DO NOT SEND CASH!                                                    ----------

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.

1.  The name of the corporation is The Peoples Gas Light & Coke Company

2. It has acquired and cancelled its own shares, and the articles of incorporation prohibit the re-issuance of such shares.

3.  The number of shares cancelled and the redemption or purchase price are:

                                                 Number of Shares     Redemption or
     CLASS              Series      Par Value      Cancelled          Purchase Price
     -----              ------      ---------    ----------------     --------------
Cumulative Preferred     7.96%         $100          5,000               $500,000



                       BEFORE CANCELLATION                AFTER CANCELLATION
                       -------------------                ------------------
                       Class   Series   Par     Number    Class  Series   Par   Number
                       -----   ------   ---     ------    -----   ------  ---   ------
4.  The number
     of authorized
     shares is:
     Common Stock                       None   40,000,00  Common Stock    None  40,000,000
     Cumulative Preferred               $100     661,000  Cumulative
                                                           Preferred      $100     656,000

5.  The number of
    issued shares is:
        Common Stock                    None   24,817,566 Common Stock    None  24,817,566
        Cumulative Preferred            $100      231,000 Cumulative
                                                           Preferred      $100     226,000

6.  The amount of
      paid-in capital is:               $188,407,044                      $187,907,044
                                        ------------                      ------------


     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated February 23, 1990                 The Peoples Gas Light and Coke Company
      -----------------                 --------------------------------------
                                        (Exact Name of Corporation)

attested by  /s/James G. Boie           by  /s/ George G. Henning
             ----------------               ---------------------
             (Signature of                  (Signature of Vice President)
              Assistant Secretary)

James G. Boie, Asst. Secretary               George G. Henning, Vice President
------------------------------               ---------------------------------
(Type or Print Name and Title)                    (Type or Print Name and Title)

                                      NOTES

NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the paid-in capital of the corporation is deemed to be reduced by that part of the paid-in capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.

                                  Form BCA-9.05

                             File No.  D-0765-845-1
                                       ------------

                          ----------------------------
                          ----------------------------
                            STATEMENT OF CANCELLATION
                                       OF
                              NON-REISSUABLE SHARES


                                Filing Fee $5.00


                                      FILED
                                   FEB 26 1990

                               Secretary of State
                             Corporation Department


                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                             Telephone 217-782-6961

                          ----------------------------
                          ----------------------------

Form BCA-5.10            STATEMENT OF CHANGE
NFP-105.10               OF REGISTERED AGENT
                         AND/OR REGISTERED OFFICE         File #D0765 845
(Rev. Jan. 1991)                                          SUBMIT IN DUPLICATE
George H. Ryan                FILED                       This space for use by
Secretary of State                                        Secretary of State
Department of Business Services    OCT 20 1992            Date 10-20-92
Springfield, IL 62756              GEORGE H. RYAN              --------
Telephone (217) 782-3647           SECRETARY OF STATE     Filing Fee  $5
                                                                     ----
                                                            Approved:   ZB
--------------------------------                                    ----------
Remit payment in check or money
order, payable to "Secretary of State."

1.  CORPORATE NAME:  The Peoples Gas Light and Coke Company
                     --------------------------------------

2.  STATE OR COUNTY OF INCORPORATION:  Illinois                      92913735
                                      ---------

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):
     Registered Agent    J.                Bruce               Hasch
                         ---------------------------------------------------
                         First Name      Middle Name         Last Name
     Registered Office   122 South Michigan Avenue
                         ---------------------------------------------------
                         Number  Street  Suite No. (A P.O. Box alone is not
                                                                  acceptable)
                         Chicago            60603       Cook
                         ---------------------------------------------------
                         City               Zip Code   County

4. Name and address of the registered agent and registered office shall be (after all changes herein reported):
     Registered Agent    Emmet             P.                  Cassidy
                         ---------------------------------------------------
                         First Name        Middle Name         Last Name
     Registered Office   122 South Michigan Avenue
                         ---------------------------------------------------
                         Number  Street    Suite No. (A P.O. Box alone is not
                                                                    acceptable)
                         Chicago           60603        Cook
                         ---------------------------------------------------
                         City              Zip Code    County

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.  The above change was authorized by: ("X" one box only)
     a. [X] By resolution duly adopted by the board of directors.     (Note 5)
     b. [ ] By action of the registered agent.                        (Note 6)
NOTE: When the registered agent changes, the signatures of both president and secretary are required.
7.  (If authorized by the board of directors, sign here. See Note 5)
     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated September 30, 1992                The Peoples Gas Light and Coke Company
      ------------------                --------------------------------------
                                        (Exact Name of Corporation)

attested by  /s/E. P. Cassidy           by  /s/ John A. Lawrisuk
             ----------------               --------------------
             (Signature of Secretary)             (Signature of Vice President)

Emmet P. Cassidy, Secretary             John A. Lawrisuk, Vice President
---------------------------             --------------------------------
(Type or Print Name and Title)                    (Type or Print Name and Title)

(If change of registered office by registered agent, sign here.  See Note 6)
     The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated                     19
      --------------------  ---    ---------------------------------------------
                                   (Signature of Registered Agent of Record)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address, a post office box number alone is not acceptable.

3.  A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.




MAIL TO:  THE PEOPLES GAS LIGHT & COKE CO.
          122 S. MICHIGAN AVE.
          CHICAGO, ILL. 60603
          ROOM 320
          ATTN:  MR. J. NASSOS

BCA-9.05 (Rev. Jul. 1984)         JIM EDGAR                File # D-0765-845-1
                                Secretary of State                ------------
                                State of Illinois          This Space For Use By
                                                             Secretary of State

PAID                        STATEMENT OF CANCELLATION       Date 8-18-93
                                       OF                        -------
FEB 27 1990                    NON-REISSUABLE SHARES
                                                            Filing Fee $5.00
                                                                       -----
Submit in Duplicate
Remit payment in Check or Money Order,
payable to "Secretary of State".                             Clerk    S
DO NOT SEND CASH!                                                    ----------

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.

1.  The name of the corporation is The Peoples Gas Light & Coke Company

2. It has acquired and cancelled its own shares, and the articles of incorporation prohibit the re-issuance of such shares.

3.  The number of shares cancelled and the redemption or purchase price are:

                                                 Number of Shares     Redemption or
     Class              Series      Par Value      Cancelled          Purchase Price
     -----              ------      ---------    ----------------     --------------
     CUM PREF            7.96%         $100          5,000                500,000
     CUM PREF            7.96%         $100         75,000              7,914,000



                       BEFORE CANCELLATION                AFTER CANCELLATION
                       -------------------                ------------------
                       Class   Series   Par     Number    Class  Series   Par   Number
                       -----   ------   ---     ------    -----   ------  ---   ------
4.  The number
     of authorized
     shares is:
        Common                          None   40,000,00  Common          None  40,000,000
        Cum Pref                        $100     544,000  Cum Pref        $100     464,000

5.  The number of
    issued shares is:
        Common                          None   24,817,566 Common          None  24,817,566
        Cum Pref                7.96%   $100       80,000
        Cum Pref                8.40%   $100       34,000 Cum Pref  8.40% $100      34,000

6.  The amount of
    paid-in capital is:                 $176,707,044                      $168,707,044
                                        ------------                      ------------


     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated August 11, 1993                   The Peoples Gas Light and Coke Company
      -----------------                 --------------------------------------
                                        (Exact Name of Corporation)

attested by  /s/James G. Boie           by  /s/ P. J. Doyle
             ----------------               ---------------------
             (Signature of                        (Signature of Vice President)
              Assistant Secretary)

James G. Boie, Asst. Secretary          Patrick J. Doyle, Jr., Vice President
------------------------------          -------------------------------------
(Type or Print Name and Title)                    (Type or Print Name and Title)

                                      NOTES

NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the paid-in capital of the corporation is deemed to be reduced by that part of the paid-in capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.

                                  Form BCA-9.05

                             File No.  D-0765-845-1
                                       ------------

                          -----------------------------
                          -----------------------------

                            STATEMENT OF CANCELLATION
                                       OF
                              NON-REISSUABLE SHARES


                                Filing Fee $5.00


                                      FILED
                                   AUG 18 1993

                                 GEORGE H. RYAN
                               SECRETARY OF STATE

                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                             Telephone 217-782-6961

                          -----------------------------
                          -----------------------------

Form BCA-9.05            STATEMENT OF CHANGE
                         OF REGISTERED AGENT
                         AND/OR REGISTERED OFFICE      File #D-0765-845-1
(Rev. Jan. 1991)                                       SUBMIT IN DUPLICATE
George H. Ryan                FILED                    This space for use by
Secretary of State                                     Secretary of State
Department of Business Services    JAN 27 1994         Date 1-27-94
                                   GEORGE H. RYAN           -------
Springfield, IL 62756              SECRETARY OF STATE  Filing Fee  $5.00
                                                                   -------
Telephone (217) 782-6961                               Approved:    B
                                                                 ---------
Remit payment in check or money order, payable to "Secretary of State."

1.  CORPORATE NAME: THE PEOPLES GAS LIGHT AND COKE COMPANY

2. The corporation has acquired and cancelled its own shares, and the articles of incorporation prohibit the re-issuance of such shares.

3.  Number of shares cancelled and the redemption or purchase price:


                                     Number of Shares        Redemption or    Date of
     Class     Series    Par Value      Cancelled           Purchase Price  Cancellation
     -----     ------    ---------   ----------------       --------------  ------------
     CUM PREF   8.40%    $100                  34,000       $3,400,000.00   OCT. 1, 1993


                         BEFORE CANCELLATION                AFTER CANCELLATION
                         Class  Series  Par    Number       Class     Series  Par     Number
                         -----  ------  ---    ------       -----     ------  ---     ------
4.  The number
     of authorized
     shares:
         Common                        None   40,000,000    Common             None  40,000,000
         Cum Pref                      $100      464,000    Cum Pref           $100     430,000

5.  The number of
    issued shares:
         Common                        None   24,817,566    Common             None  24,817,566
         Cum Pref               8.40%  $100       34,000

6.  Paid-in capital:                   $168,707,044                         $165,307,044
                                       ------------                         ------------

7. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated January 21, 1994                  The Peoples Gas Light and Coke Company
      ----------------                  --------------------------------------
                                        (Exact Name of Corporation)

attested by  /s/James G. Boie           by  /s/ Kenneth S. Balaskovits
             ----------------               --------------------------
             (Signature of Assistant              (Signature of Vice President)
              Secretary)

James G. Boie, Asst. Secretary          Kenneth S. Balaskovits, Vice President
------------------------------          --------------------------------------
(Type or Print Name and Title)                    (Type or Print Name and Title)

                                      NOTES

NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the paid-in capital of the corporation is deemed to be reduced by that part of the paid-in capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.


After Recording Return This Document To:

The Peoples Gas Light and Coke Company
122 South Michigan Avenue
Room 210
Chicago, IL 60603
Attention:  Alvin Santiago


MAIL TO:  THE PEOPLES GAS LIGHT & COKE CO.
122 SOUTH MICHIGAN AVE.
CHICAGO, ILL. 60603
ROOM Alvin Santiago, Room 210
ATTN:

File #D0765-845-1                            95161540
      -----------
Form BCA-5.10                                DEPT-01 RECORDING
$23
NFP-105.10                                   T#6666  TRAN 8057 03/09/95 15:39:00
(Rev. Jan. 1995)                             #6801    KB  *-95-16154
George H. Ryan                               COOK COUNTY RECORDER
Secretary of State
Department of Business Services
Springfield, IL 62756
Telephone (217) 782-3647

STATEMENT OF                  FILED                    SUBMIT IN DUPLICATE
CHANGE                        MAR 8 1995               This space for use by
OF REGISTERED AGENT           GEORGE H. RYAN           Secretary of State
AND/OR REGISTERED OFFICE      SECRETARY OF STATE       Date  03-08-95
                                                             --------
                                                       Filing Fee   $5
                                                                   ---
                                                  Approved   MA
                                                            ------------
Remit payment in check or money order, payable to "Secretary of State."

EXPEDITED
MAR 8 1995
SECRETARY OF STATE

1.  CORPORATE NAME:  The Peoples Gas Light and Coke Company

2.  STATE OR COUNTRY OF INCORPORATION:  Illinois

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):
     Registered Agent    Emmet               P.                   Cassidy
                         ------------------------------------------------------
                         First Name          Middle Name         Last Name
     Registered Office   122 South Michigan Avenue
                         ------------------------------------------------------
                         Number  Street      Suite No. (A P.O. Box alone is not
                                                                     acceptable)
                         Chicago             60603         Cook
                         ------------------------------------------------------
                         City                Zip Code      County

4. Name and address of the registered agent and registered office shall be (after all changes herein reported):
     Registered Agent    Emmet               P.                  Cassidy
                         ------------------------------------------------------
                         First Name          Middle Name         Last Name
     Registered Office   130 East Randolph Drive
                         ------------------------------------------------------
                         Number  Street      Suite No. (A P.O. Box alone is not
                                                                     acceptable)
                         Chicago             60601         Cook
                         ------------------------------------------------------
                         City                Zip Code      County

File Number 0765-845-1
            ----------

95274971

                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE PEOPLES GAS LIGHT AND COKE COMPANY INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 24TH day of APRIL A.D. 1995 and of the Independence of the United States the two hundred and 19TH.


(seal of the state of Illinois)                   /s/George H. Ryan
(Aug. 26th 1818)                                  Secretary of State

                           ARTICLES OF AMENDMENT
Form BCA-10.30                                         File # 0765-845-1
                                                       -----------------
(Rev. Jan. 1995)                                       SUBMIT IN DUPLICATE
                                                       This space for use by
George H. Ryan                     FILED               Secretary of State
Secretary of State                 APR 24 1995         Date  04-24-95
                                   GEORGE H. RYAN            --------
Department of Business Services    SECRETARY OF STATE  Franchise Tax
Springfield, IL 62756                                  Filing Fee* $25.00
                                                                   ------
Telephone (217) 782-1832                               Penalty
                                                       Approved:    MA
                                                                 -----------
Remit payment in check or money order, payable to "Secretary of State."
* The filing fee for articles of amendment - $25.00

1.  CORPORATE NAME:  The Peoples Gas Light and Coke Company
                                                                     (Note 1)

2.   MANNER OF ADOPTION OF AMENDMENT:
        The following amendment of the Articles of Incorporation was adopted on March 22, 1995 in the manner indicated below. ("X" one box only)

     [ ] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                       (Note 2)
     [ ] By a majority of the board of directors, in accordance with Section
           10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                       (Note 2)
     [ ] By a majority of the board of directors, in accordance with Section
           10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                       (Note 3)
     [ ] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                       (Note 4)
     [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                  (Notes 4 & 5)
     [X] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                       (Note 5)
3.   TEXT OF AMENDMENT:

         a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

             Article I:  The name of the corporation is:

              -------------------------------------------------------
                                   (NEW NAME)

              All other changes other than name, include on page 2
                                     (over)
EXPEDITED
APR 24 1995
SECRETARY OF STATE

     (b) (If Amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)
            (See attached pages)
4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

        No change.

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

         No change.

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

         No change.
                                             Before Amendment    After Amendment
                         Paid-in Capital     $_______________    $______________

   (Complete either item 6 or 7 below.  All signatures must be in BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated April 20, 1995          The Peoples Gas Light and Coke Company
           --------    --          --------------------------------------
                                   (Exact Name of Corporation at date of
                                                              execution)
     attested by________________   by   _______________
     /s/E. P. Cassidy              /s/Kenneth S. Balaskovits
     ----------------              -------------------------
     (Signature of Secretary)      (Signature of Vice President)
     Emmet P. Cassidy, Secretary   Kenneth S. Balaskovits, Vice President
     ---------------------------   --------------------------------------
     (Type or Print Name and       (Type or Print Name and Title)
      Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated_________,  19__


_______________________   _______________________

_______________________   _______________________

_______________________   _______________________

_______________________   _______________________

The Charter is amended by adding the following paragraphs thereto:

No director of the corporation shall be liable to the corporation or to the shareholders of the corporation for monetary damages for breach of fiduciary duty as a director, provided that this paragraph shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law,
(iii) under Section 8.65 of the Illinois Business Corporation Act of 1983, as amended, or (iv) for any transaction from which the director derived an improper personal benefit. This paragraph shall not eliminate or limit the liability of a director of the corporation for any act or omission occurring before the date on which this paragraph becomes effective. Any repeal or modification of this paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

The corporation shall indemnify, to the fullest extent permitted under the laws of the State of Illinois and any other applicable laws, as they now exist or as they may be amended in the future, any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Expenses incurred by such a director, officer or employee in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding to the fullest extent permitted under the laws of the State of Illinois and any other applicable laws, as they now exist or as they may be amended in the future.

The board of directors may, by resolution, extend the provisions set forth herein regarding indemnification and the advancement of expenses to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact he or she is or was an agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

The indemnification and advancement of expenses provided by or granted hereunder is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

The indemnification and advancement of expenses provided by or granted hereunder shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of that person.

The Board of Directors of the corporation shall consist of not less than three individuals. Subject to such limitation, the Board of Directors of the corporation shall consist of such number of directors as shall be set forth in the by-laws, which number may be increased or decreased by amendment to the by-laws from time to time. A director need not be a shareholder of the corporation unless the by-laws so prescribe or unless required by the laws of the State of Illinois or any other applicable laws.